UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2016 through June 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Bond Fund

--------------------------------------------------------------------------------
                        Annual Report | June 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PIOBX
                        Class C     PCYBX
                        Class K     PBFKX
                        Class R     PBFRX
                        Class Y     PICYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                          visit us: amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          96

Notes to Financial Statements                                                105

Report of Independent Registered Public Accounting Firm                      122

Additional Information                                                       123

Approval of New and Interim Management Agreements                            125

Trustees, Officers and Service Providers                                     133

                                   Pioneer Bond Fund | Annual Report | 6/30/17 1

President's Letter

U.S. markets have continued to generate positive returns during the first several months of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6% in the first calendar quarter of the year and more than 3% for the second quarter. Meanwhile, high-yield securities have dominated bond market performance thus far in 2017.

The post-election market momentum we witnessed in the U.S. during the final weeks of the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts. Not even the Federal Reserve System's (the Fed's) two rate hikes since March, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets. In fact, we are encouraged by the more hawkish stance of the Fed with regard to interest rates, in light of our view that current U.S. bond yields do not fairly reflect the prospective levels of economic activity and inflation. We expect the Fed to continue to tighten monetary policy, with at least one more rate hike likely to occur before the end of 2017.

While U.S. gross domestic product (GDP) did slow in the first quarter, ending up at 1.4% after revisions, the expectation is for GDP growth to pick-up in the second quarter, with a solid consumer leading the way. It is our view that the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the full year, even if proposed tax and regulatory reforms are not passed into law in the near future. We also believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. In addition, as we monitor global Purchasing Manager Indices (PMIs), we note that their numbers are increasing, which suggests that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act (ACA) is another potential concern, as Congressional leaders have, thus far, failed to generate

2 Pioneer Bond Fund | Annual Report | 6/30/17 enough support to get new health care legislation approved by both houses. However, if a bill is eventually passed that either eliminates or significantly alters the ACA, the new law will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout our history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Pioneer Asset Management USA, Inc.
June 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/17 3

Portfolio Management Discussion | 6/30/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com

The bond market passed through several different phases during the 12-month period ended June 30, 2017, as investors changed their expectations about the U.S. economy's ability to show accelerated growth rates. In the following interview, Kenneth J. Taubes and Charles Melchreit discuss the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S. Investment Management, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Fund, along with Mr. Melchreit, Director of Investment Grade, a senior vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended June 30, 2017?

A Pioneer Bond Fund's Class A shares returned 2.48% at net asset value during the 12-month period ended June 30, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.31%. During the same period, the average return of the 46 mutual funds in Lipper's Corporate Debt, A-rated Underlying Funds Category was 1.17%, and the average return of the 980 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was 0.94%.

4 Pioneer Bond Fund | Annual Report | 6/30/17

Q How would you describe the investment environment during the 12-month period ended June 30, 2017?

A Over the 12-month period, investor sentiment reflected varying degrees of confidence in the underlying strength of the domestic economy. The period began in July 2016, and the dominant market sentiment at the time was one of restrained optimism that the U.S. economy would continue to expand modestly. During that time frame, longer-maturity, higher-quality debt benefited from declining interest rates and the belief that inflation was well under control, while lower-rated, more credit-sensitive securities performed well on the belief that economic growth would persist.

     Those market trends changed abruptly in November 2016 with the victory of Donald Trump in the presidential election as well as assurance of continued Republican control of Congress. The election results seemed to usher in greater confidence that the pace of economic growth would accelerate, based on the expectation that President Trump and the Republicans would enact growth-oriented fiscal policies. The late-2016 "Trump rally," which saw Treasury yields rise while credit spreads narrowed, continued into the first quarter of 2017, but then faded as investors grew less optimistic that economic growth would intensify any time soon. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The loss of the post-election market momentum was based in part on weakening confidence that Republicans - in the wake of their failure to pass legislation that would alter or repeal the Affordable Care Act - could quickly reach agreement on major economic policies such as tax reform and infrastructure investment. However, the fact that the rate of U.S. economic growth did not accelerate, but instead continued along at a relatively modest, and even slower rate in the first quarter of 2017, also contributed to the less-enthusiastic market sentiment. Despite a consensus view that economic fundamentals in general remained solid, persistently low wage inflation, even with healthy gains in employment, was viewed as a sign of potential weakness. Meanwhile, the U.S. Federal Reserve (the Fed) tightened monetary policy during the period, raising the key Federal funds rate - which has a major influence on short-term interest rates - three times between December 2016 and June 2017.

     All of those factors led to a climate of lowered expectations that dominated market sentiment through the final few months of the Fund's fiscal year.

                                   Pioneer Bond Fund | Annual Report | 6/30/17 5

     Over the 12-month period, the yield curve - which reflects the differences in yields of securities of varying maturities - flattened, as the market witnessed a change from an environment of exceptionally low rates to one in which yields of securities with shorter maturities moved higher, while yields of securities with longer maturities (ranging from 10 to 30 years) moved lower.

     In general, the credit-sensitive sectors, which are more reactive to changes in the economic picture, performed better than interest-rate-sensitive securities, the performance of which more closely reflects changing expectations for interest rates. For example, during the 12-month period, U.S. high-yield securities performed exceptionally well, returning 12.75%, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), a market-value-weighted measure of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned -0.31%.

Q What were the principal factors that affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended June 30, 2017?

A The Fund posted solid benchmark-relative performance during the 12-month period. The main driver of the Fund's outperformance of the Bloomberg Barclays Index was sector allocation, though security selection results and duration positioning also contributed to positive benchmark-relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     With regard to asset allocation, the portfolio's overweighting of the spread sectors, which offer yield advantages over Treasuries, was a major advantage for the Fund, especially our emphasis on owning more credit-sensitive debt, including corporate bonds, asset-backed securities
     (ABS) and non-government mortgages. In investing the Fund in the credit sectors, we had a bias in the portfolio that favored debt with lower ratings, which also helped support benchmark-relative results. In addition, the Fund's significant underweighting of weak-performing U.S. Treasuries, which comprise 36% of the Bloomberg Barclays Index, was a significant positive contributor to benchmark-relative results. Within the portfolio's Treasury allocation, we also invested in some Treasury Inflation Protected Securities (TIPS), the face values of which adjust based on prevailing inflation rates. While the Fund's exposure to TIPS did not help relative returns in the first half of the period,

6 Pioneer Bond Fund | Annual Report | 6/30/17 the TIPS did contribute positively to relative returns over the period's final six months. A small position in event-linked insurance industry bonds also aided benchmark-relative performance during the period.

     Security selection also was a major positive for the Fund's benchmark-relative performance during the 12 months, especially among holdings in financials, including banks and insurance companies, and in industrial bonds.

     The Fund's short-duration positioning relative to the Bloomberg Barclays Index was another significant positive contributor to benchmark-relative returns. In addition, our decision to de-emphasize bonds with maturities of two- to five-years aided relative performance, as those securities underperformed due to increasing yields, which led to depreciating bond prices. At the end of the period, on June 30, 2017, the Fund's average effective duration was 5.30 years.

     The one major detractor from the Fund's benchmark-relative performance during the period was the portfolio's allocation to lower-risk (that is, shorter duration) commercial mortgage-backed securities (CMBS) within the lower-rated universe. Those positions struggled as the strong "risk-on" market environment favored riskier securities.

Q Did the Fund have any investments in derivative securities during the 12-month period ended June 30, 2017? If so, did they have any material impact on relative performance?

A Yes, we invested the Fund in Treasury futures as part of our strategy to maintain a shorter-than-benchmark duration. The strategy and the use of the futures in its implementation helped relative performance. In addition, the Fund had an allocation to credit default swaps, which were used to gain additional exposure to the high-yield sector. The swaps had no material impact on the Fund's benchmark-relative performance.

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended June 30, 2017?

A The Fund's yield rose slightly over the 12 months, primarily as the result of rising interest rates.

Q    What is your investment outlook?

A In preparing for the second half of 2017, we have shortened the Fund's duration very modestly, as we think it is increasingly likely that interest rates will rise - especially after the declines in longer- and intermediate-term rates we have seen of late. In doing this, we have added to the Fund's positions in securities with five- and 10-year maturities, while cutting back

                                   Pioneer Bond Fund | Annual Report | 6/30/17 7
     on the portfolio's exposure to longer-term securities. The Fund also has a small position in TIPS, as we noted earlier, as we believe we may begin to see a slight increase in inflationary pressures over time.

     By sector, we have slightly reduced the Fund's exposures to credit-sensitive bonds such as corporates and ABS, after their good performance in recent months. While the Fund remains overweight to credit, we have cut back the portfolio's positions more so due to concerns about higher relative valuations than because of any worries about the health of the economy, which appears fundamentally sound. At the same time, we have maintained increased exposures to securitized mortgages, including non-government agency mortgages, as we think the domestic housing industry should do well as the economy expands at a modest pace, with gross domestic product (GDP) growth averaging roughly 2% annually. We do not expect a dramatic acceleration in GDP growth, as we remain uncertain that the Trump administration and the Congress can reach agreement in the near term on any tax reform or infrastructure spending legislation that would add significant fiscal stimulus to the economy.

     We anticipate that the Fed will continue to gradually tighten monetary policy. However, that is already widely anticipated, and so we don't expect the Fed's tightening will have a major impact on the capital markets.

8 Pioneer Bond Fund | Annual Report | 6/30/17

Please refer to the Schedule of Investments on pages 19-95 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/17 9

Portfolio Summary | 6/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 33.9%
U.S. Corporate Bonds                                                       25.1%
Collateralized Mortgage Obligations                                        18.5%
International Corporate Bonds                                               9.0%
Asset Backed Securities                                                     5.0%
Senior Secured Loans                                                        3.4%
Temporary Cash Investment                                                   2.1%
Municipal Bonds                                                             1.5%
Convertible Preferred Stocks                                                0.9%
Foreign Government Bonds                                                    0.6%

* Includes investments in insurance linked securities totaling 2.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.57%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.29
--------------------------------------------------------------------------------
 3. U.S. Treasury Bill, 9/28/17                                            1.08
--------------------------------------------------------------------------------
 4. U.S. Treasury Bill, 7/16/17                                            0.65
--------------------------------------------------------------------------------
 5. Wells Fargo & Co., 7.5% (Perpetual)                                    0.51
--------------------------------------------------------------------------------
 6. Bank of America Corp., 7.25% (Perpetual)                               0.50
--------------------------------------------------------------------------------
 7. BNP Paribas SA, Floating Rate Note (Perpetual) (144A)                  0.41
--------------------------------------------------------------------------------
 8. Fannie Mae, 3.0%, 8/1/42                                               0.39
--------------------------------------------------------------------------------
 9. University Of California CA Revenues, 3.063%, 7/01/25                  0.37
--------------------------------------------------------------------------------
10. Chase Mortgage Trust 2016-2, Floating Rate Note, 2/25/44 (144A)        0.35
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Bond Fund | Annual Report | 6/30/17

Prices and Distributions | 6/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/17                        6/30/16
--------------------------------------------------------------------------------
           A                            $9.71                          $9.76
--------------------------------------------------------------------------------
           C                            $9.60                          $9.66
--------------------------------------------------------------------------------
           K                            $9.71                          $9.76
--------------------------------------------------------------------------------
           R                            $9.80                          $9.85
--------------------------------------------------------------------------------
           Y                            $9.62                          $9.67
--------------------------------------------------------------------------------

Distributions per Share: 7/1/16-6/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.2886                 $   --           $    --
--------------------------------------------------------------------------------
           C             $0.2148                 $   --           $    --
--------------------------------------------------------------------------------
           K             $0.3256                 $   --           $    --
--------------------------------------------------------------------------------
           R             $0.2666                 $   --           $    --
--------------------------------------------------------------------------------
           Y             $0.3126                 $   --           $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 11

Performance Update | 6/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2017)
--------------------------------------------------------------------------------
                                                  Bloomberg
                   Net           Public           U.S. Barclays
                   Asset         Offering         Aggregate
                   Value         Price            Bond
Period             (NAV)         (POP)            Index
--------------------------------------------------------------------------------
10 years           5.35%          4.87%            4.48%
5 years            3.41           2.46             2.21
1 year             2.48          -2.13            -0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
Gross              Net
--------------------------------------------------------------------------------
0.98%              0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays U.S.
                   Pioneer Bond Fund        Aggregate Bond Index
6/07               $ 9,550                  $10,000
6/08               $10,186                  $10,712
6/09               $10,455                  $11,360
6/10               $11,993                  $12,439
6/11               $12,842                  $12,924
6/12               $13,601                  $13,890
6/13               $14,038                  $13,795
6/14               $14,907                  $14,398
6/15               $15,103                  $14,666
6/16               $15,696                  $15,546
6/17               $16,086                  $15,497

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Annual Report | 6/30/17

Performance Update | 6/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2017)
--------------------------------------------------------------------------------
                                                  Bloomberg
                                                  U.S. Barclays
                                                  Aggregate
                   If            If               Bond
Period             Held          Redeemed         Index
--------------------------------------------------------------------------------
10 years           4.46%         4.46%             4.48%
5 years            2.57          2.57              2.21
1 year             1.62          1.62             -0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays U.S.
                   Pioneer Bond Fund        Aggregate Bond Index
6/07               $10,000                  $10,000
6/08               $10,579                  $10,712
6/09               $10,751                  $11,360
6/10               $12,216                  $12,439
6/11               $12,957                  $12,924
6/12               $13,620                  $13,890
6/13               $13,938                  $13,795
6/14               $14,662                  $14,398
6/15               $14,734                  $14,666
6/16               $15,218                  $15,546
6/17               $15,465                  $15,497

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 13

Performance Update | 6/30/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2017)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays U.S.
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           5.52%          4.48%
5 years            3.74           2.21
1 year             2.87          -0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                            Bloomberg Barclays U.S.
                   Pioneer Bond Fund        Aggregate Bond Index
6/07               $5,000,000               $5,000,000
6/08               $5,331,857               $5,356,157
6/09               $5,473,017               $5,680,037
6/10               $6,278,093               $6,219,543
6/11               $6,722,542               $6,462,195
6/12               $7,119,754               $6,945,160
6/13               $7,360,634               $6,897,396
6/14               $7,829,425               $7,199,043
6/15               $7,970,371               $7,332,790
6/16               $8,314,886               $7,772,859
6/17               $8,553,803               $7,748,402

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Annual Report | 6/30/17

Performance Update | 6/30/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2017)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays U.S.
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           4.99%           4.48%
5 years            3.09            2.21
1 year             2.23           -0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
Gross              Net
--------------------------------------------------------------------------------
1.21%              1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays U.S.
                   Pioneer Bond Fund        Aggregate Bond Index
6/07               $10,000                  $10,000
6/08               $10,615                  $10,712
6/09               $10,865                  $11,360
6/10               $12,405                  $12,439
6/11               $13,233                  $12,924
6/12               $13,971                  $13,890
6/13               $14,362                  $13,795
6/14               $15,188                  $14,398
6/15               $15,349                  $14,666
6/16               $15,911                  $15,546
6/17               $16,266                  $15,497

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 15

Performance Update | 6/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2017)
--------------------------------------------------------------------------------
                                 Bloomberg
                   Net           Barclays U.S.
                   Asset         Aggregate
                   Value         Bond
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 years           5.62%          4.48%
5 years            3.65           2.21
1 year             2.76          -0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
Gross              Net
--------------------------------------------------------------------------------
0.59%              0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                            Bloomberg Barclays U.S.
                   Pioneer Bond Fund        Aggregate Bond Index
6/07               $5,000,000               $5,000,000
6/08               $5,345,688               $5,356,157
6/09               $5,503,383               $5,680,037
6/10               $6,332,164               $6,219,543
6/11               $6,791,284               $6,462,195
6/12               $7,217,282               $6,945,160
6/13               $7,458,092               $6,897,396
6/14               $7,936,321               $7,199,043
6/15               $8,062,189               $7,332,790
6/16               $8,402,386               $7,772,859
6/17               $8,634,379               $7,748,402

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Annual Report | 6/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2017 through June 30, 2017.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/17
--------------------------------------------------------------------------------
Ending Account       $1,024.80    $1,016.20    $1,028.70   $1,022.30   $1,027.60
Value (after
expenses)
on 6/30/17
--------------------------------------------------------------------------------
Expenses Paid        $    4.26    $    7.96    $    2.36   $    5.52   $    2.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/17
--------------------------------------------------------------------------------
Ending Account       $1,020.58    $1,016.91    $1,022.46   $1,019.34   $1,021.92
Value (after
expenses)
on 6/30/17
--------------------------------------------------------------------------------
Expenses Paid        $    4.26    $    7.95    $    2.36   $    5.51   $    2.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/17

Schedule of Investments | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS -- 1.0%
                            BANKS -- 1.0%
                            Diversified Banks -- 1.0%
        18,315              Bank of America Corp., 7.25% (Perpetual)                  $   23,113,347
        18,101              Wells Fargo & Co., 7.5% (Perpetual)                           23,732,402
                                                                                      --------------
                                                                                      $   46,845,749
                                                                                      --------------
                            Total Banks                                               $   46,845,749
----------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $44,039,805)                                        $   46,845,749
----------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 5.0%
                            ENERGY -- 0.1%
                            Oil & Gas Exploration & Production -- 0.1%
     2,400,000              Colony American Finance 2016-2, Ltd., 5.028%,
                            11/15/48 (Step) (144A)                                    $    2,377,726
                                                                                      --------------
                            Total Energy                                              $    2,377,726
----------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Steel -- 0.0%+
       472,077       1.51   Home Equity Asset Trust 2005-6, Floating Rate
                            Note, 12/25/35                                            $      472,030
                                                                                      --------------
                            Total Materials                                           $      472,030
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.0%+
                            Hotels, Resorts & Cruise Lines -- 0.0%+
     1,144,620              Westgate Resorts 2015-1 LLC, 2.75%,
                            5/20/27 (144A)                                            $    1,147,154
                                                                                      --------------
                            Total Consumer Services                                   $    1,147,154
----------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.0%+
                            Food Retail -- 0.0%+
     1,116,289              CKE Restaurant Holdings, Inc., 4.474%,
                            3/20/43 (144A)                                            $    1,114,096
                                                                                      --------------
                            Total Food & Staples Retailing                            $    1,114,096
----------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                            Health Care Distributors -- 0.0%+
     1,500,000              OneMain Financial Issuance Trust 2015-1, 3.19%,
                            3/18/26 (144A)                                            $    1,514,951
                                                                                      --------------
                            Total Health Care Equipment & Services                    $    1,514,951
----------------------------------------------------------------------------------------------------
                            BANKS -- 4.3%
                            Thrifts & Mortgage Finance -- 4.3%
     1,157,134       1.39   321 Henderson Receivables I LLC, Floating Rate
                            Note, 11/15/40 (144A)                                     $    1,100,625
     2,800,000              American Homes 4 Rent 2014-SFR3 Trust,
                            4.596%, 12/18/36 (144A)                                        2,955,896
       700,000              American Homes 4 Rent 2014-SFR3 Trust,
                            5.04%, 12/18/36 (144A)                                           747,424

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 19

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     1,300,000              American Homes 4 Rent 2015-SFR1, 4.11%,
                            4/18/52 (144A)                                            $    1,330,991
     2,600,000              Applebee's Funding LLC/ IHOP Funding LLC,
                            4.277%, 9/5/44 (144A)                                          2,559,320
     2,200,000              Ascentium Equipment Receivables 2015-1 LLC,
                            3.24%, 1/10/22 (144A)                                          2,212,409
     1,300,000              Ascentium Equipment Receivables 2016-2 Trust,
                            4.2%, 9/10/22 (144A)                                           1,326,386
       699,990              Axis Equipment Finance Receivables III LLC,
                            3.41%, 4/20/20 (144A)                                            676,515
     3,357,637              B2R Mortgage Trust 2015-1, 2.524%,
                            5/15/48 (144A)                                                 3,334,080
        82,953       1.79   Bayview Financial Mortgage Pass-Through Trust
                            2005-C, Floating Rate Note, 6/28/44                               82,779
     4,704,772              Bayview Opportunity Master Fund IVA Trust
                            2016-SPL1, 4.0%, 4/28/55 (144A)                                4,885,529
     7,245,000              Bayview Opportunity Master Fund IVA Trust
                            Series 2017-Spl5 Cl A, 3.50% 6/28/57 (144A)                    7,433,845
     6,681,080       4.00   Bayview Opportunity Master Fund IVB Trust
                            2016-SPL2, Floating Rate Note, 6/28/53 (144A)                  6,951,122
     7,027,709              Bayview Opportunity Master Fund IVB Trust
                            Ser 2017-Spl3 Cl A, 4.00% 11/28/53 (144A)                      7,337,496
     3,894,140              Bayview Opportunity Master Fund IVB Trust
                            Series 2017-Spl4 Cl A, 3.50%, 1/28/55 (144A)                   3,993,674
     1,650,000              BCC Funding Corp X, 3.622%, 11/20/20 (144A)                    1,654,422
       558,363       1.97   Bear Stearns Asset Backed Securities I
                            Trust 2005-FR1, Floating Rate Note, 6/25/35                      558,363
       393,711       1.71   Bear Stearns Asset Backed Securities Trust
                            2006-SD2, Floating Rate Note, 6/25/36                            387,818
     1,694,842              BXG Receivables Note Trust 2015-A, 2.88%,
                            5/2/30 (144A)                                                  1,681,868
     1,400,000              CIT Equipment Collateral 2014-VT1, 2.65%,
                            10/20/22 (144A)                                                1,401,255
       217,532       1.97   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                            Note, 5/25/35 (144A)                                             217,143
     5,006,872              Colony American Finance 2015-1, Ltd., 2.896%,
                            10/18/47 (144A)                                                5,011,449
     3,400,000       2.84   Colony American Homes 2014-1, Floating Rate
                            Note, 5/19/31 (144A)                                           3,428,456
       999,977              Conn's Receivables Funding 2016-B LLC, 3.73%,
                            10/15/18 (144A)                                                1,001,568
     1,500,000              Credit Acceptance Auto Loan Trust 2016-2, 4.29%,
                            11/15/24 (144A)                                                1,542,001
     1,248,776              CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                       1,245,654
       290,343       2.27   CWABS Asset-Backed Certificates Trust 2004-7,
                            Floating Rate Note, 12/25/34                                     291,325

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
       488,750              DB Master Finance LLC 2015-1, 3.98%,
                            2/20/45 (144A)                                            $      501,135
     1,344,309       3.02   DRB Prime Student Loan Trust 2016-B, Floating
                            Rate Note, 6/25/40 (144A)                                      1,371,721
       599,818       4.01   Drug Royalty II LP 2, Floating Rate Note,
                            7/15/23 (144A)                                                   603,340
     2,000,000              DT Auto Owner Trust 2015-1, 4.26%,
                            2/15/22 (144A)                                                 2,033,436
     1,300,000              Engs Commercial Finance Trust 2016-1, 3.45%,
                            3/22/22 (144A)                                                 1,278,585
     1,900,000              Engs Commercial Finance Trust 2016-1, 5.22%,
                            1/22/24 (144A)                                                 1,869,787
     5,823,311       1.46   Fieldstone Mortgage Investment Trust Series
                            2005-3, Floating Rate Note, 2/25/36                            5,735,018
       380,867              GMAT 2013-1 Trust, 6.9669%, 8/25/53 (Step)                       381,433
     1,900,000              Green Tree Agency Advance Funding Trust I,
                            4.0575%, 10/15/48 (144A)                                       1,888,391
       138,289       1.97   GSAMP Trust 2005-HE1, Floating Rate
                            Note, 12/25/34                                                   138,289
     1,026,772       2.57   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                            Note, 6/25/33                                                  1,022,658
       303,244       1.52   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                            Note, 9/25/36 (144A)                                             300,504
     2,882,250              HOA Funding LLC, 4.846%, 8/22/44 (144A)                        2,725,974
        38,034       1.60   Home Equity Asset Trust 2005-7, Floating Rate
                            Note, 1/25/36                                                     38,033
       765,461       1.59   Home Equity Mortgage Loan Asset-Backed Trust
                            Series INABS 2005-C, Floating Rate Note, 10/25/35                763,117
     1,255,863              Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                1,191,582
       271,536              Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                  252,627
       317,653       2.36   Invitation Homes 2014-SFR3 Trust, Floating Rate
                            Note, 12/17/31 (144A)                                            318,184
       193,740       2.72   Irwin Whole Loan Home Equity Trust 2003-C,
                            Floating Rate Note, 6/25/28                                      191,961
     3,750,000              Kabbage Asset Securitization LLC Series 2017-1
                            Cl A, 4.571% 3/15/22 (144A)                                    3,836,225
       850,000              LEAF Receivables Funding 10 LLC, 2.74%,
                            3/15/21 (144A)                                                   843,917
     1,200,000              Leaf Receivables Funding 11 LLC, 4.89%,
                            1/15/23 (144A)                                                 1,259,927
       700,000              Leaf Receivables Funding 12 LLC Series 2017-1
                            Cl C, 2.83% 4/15/22 (144A)                                       697,152
       800,000              Leaf Receivables Funding 12 LLC Series 2017-1
                            Cl D, 3.10%, 4/15/22 (144A)                                      796,762
       112,388              Lehman ABS Manufactured Housing Contract
                            Trust 2001-B, 3.01%, 5/15/41                                     112,780

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 21

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
       949,015              Nations Equipment Finance Funding II LLC,
                            3.276%, 1/22/19 (144A)                                    $      949,439
       150,757       1.37   Nationstar Home Equity Loan Trust 2007-A,
                            Floating Rate Note, 3/25/37                                      150,649
     1,000,000       6.71   NCF Dealer Floorplan Master Trust, Floating Rate
                            Note, 3/21/22 (144A)                                             983,398
       761,456       1.72   New Century Home Equity Loan Trust 2005-1,
                            Floating Rate Note, 3/25/35                                      761,217
     5,700,000              New Residential Advance Receivables Trust Ad
                            Series 2016-T2 Cl Bt2, 3.0199%, 10/15/49 (144A)                5,704,342
     5,895,120              New Residential Mortgage Loan Trust 2017-1
                            Series 2017-1A Cl A1, 4.00%, 2/25/57 (144A)                    6,128,777
     6,570,000              New Residential Mortgage Loan Trust 2017-3
                            Series 2017-3A Cl A1, 4.00%, 4/25/57 (144A)                    6,823,788
     1,050,000              NextGear Floorplan Master Owner Trust, 1.92%,
                            10/15/19 (144A)                                                1,050,849
     1,000,000              NextGear Floorplan Master Owner Trust, 2.61%,
                            10/15/19 (144A)                                                  999,291
     1,200,000       2.09   NextGear Floorplan Master Owner Trust, Floating
                            Rate Note, 9/15/21 (144A)                                      1,201,626
        88,859       2.87   NovaStar Mortgage Funding Trust Series 2004-4,
                            Floating Rate Note, 3/25/35                                       89,040
     3,800,000       1.89   NovaStar Mortgage Funding Trust Series 2005-3,
                            Floating Rate Note, 1/25/36                                    3,765,689
     4,415,303              Novastar Mortgage Funding Trust Series 2006-1
                            Ser 2006-1 Cl A1, 1.376% , 5/25/36                             4,295,653
     1,000,000              Ocwen Master Advance Receivables Trust, 2.5207%,
                            8/17/48 (144A)                                                   995,386
     1,600,000              Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                  1,615,303
     1,200,000              Option One Mortgage Loan Trust 2005-3 Series
                            2005-3 Cl M2, 1.706%, 8/25/35                                  1,156,792
     2,100,000              Oxford Finance Funding 2016-1 LLC, 3.968%,
                            6/17/24 (144A)                                                 2,083,386
     1,000,000       2.01   PFS Financing Corp., Floating Rate Note,
                            10/15/19 (144A)                                                  998,382
       775,000              Prestige Auto Receivables Trust 2013-1, 3.04%,
                            7/15/20 (144A)                                                   775,207
     2,000,000              Progreso Receivables Funding IV LLC, 3.0%,
                            7/8/20 (144A)                                                  2,007,618
       282,543       1.47   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                            2/25/37 (144A)                                                   281,124
     1,691,697              SCF Equipment Trust 2016-1 LLC, 3.62%,
                            11/20/21 (144A)                                                1,700,050
       107,301              Skopos Auto Receivables Trust 2015-1, 3.1%,
                            12/15/23 (144A)                                                  107,379
       600,000              Skopos Auto Receivables Trust 2015-1, 5.43%,
                            12/15/23 (144A)                                                  606,131

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     1,384,833              STORE Master Funding I LLC, 3.75%,
                            4/20/45 (144A)                                            $    1,402,356
     1,943,047              STORE Master Funding LLC, 5.77%,
                            8/20/42 (144A)                                                 1,948,594
       195,857       1.42   Structured Asset Investment Loan Trust 2006-1,
                            Floating Rate Note, 1/25/36                                      195,089
        18,571              Structured Asset Securities Corp., 5.27%,
                            10/25/34 (Step)                                                   19,120
       282,978              SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                280,309
     1,233,170              Terwin Mortgage Trust Series TMTS 2005-16HE,
                            4.26762%, 9/25/36 (Step)                                       1,245,773
     2,000,000              Tidewater Sales Finance Master Trust Series 2
                            Series 2017-Aa Cl A, 4.55%, 5/15/21 (144A)                     2,000,488
       940,000              Towd Point Mortgage Trust 2015-1 Series 2015-1
                            Cl A2 3.25%, 10/25/53 (144A)                                     938,493
    10,588,174              Towd Point Mortgage Trust 2015-1 Series 2015-2
                            Cl 1A13 2.50%, 11/25/60 (144A)                                10,584,799
     5,952,693              Towd Point Mortgage Trust 2015-3 Series 2015-3
                            Cl A1A, 3.50% , 3/25/54 (144A)                                 6,072,580
     2,590,713              Towd Point Mortgage Trust 2015-3 Series 2015-3
                            Cl A4B 3.50%, 3/25/54 (144A)                                   2,574,385
     7,500,000              Towd Point Mortgage Trust 2015-6 Series 2015-6
                            Cl M1, 3.75 %, 4/25/55 (144A)                                  7,568,481
       667,375              Towd Point Mortgage Trust 2016-2 Series 2016-2
                            Cl A1A, 2.75%, 8/25/55 (144A)                                    671,930
       481,414              Towd Point Mortgage Trust 2017-2 Series 2017-2
                            Cl A1, 2.75%, 4/25/57 (144A)                                     486,003
     8,115,000              Towd Point Mortgage Trust 2017-2 Series 2017-2
                            Cl A2 3.25%, 4/25/57 (144A)                                    8,270,578
     1,070,000              Towd Point Mortgage Trust 2017-2 Series 2017-2
                            Cl A4, 2.87719%, 4/25/57 (144A)                                1,083,849
     3,000,000              Trafigura Securitisation Finance Plc 2 Series
                            2017-1A Cl A1 2.05%, 12/15/20 (144A)                           3,000,000
       800,000       3.41   Trafigura Securitisation Finance Plc. 2014-1,
                            Floating Rate Note, 4/16/18 (144A)                               799,502
       962,509              United Auto Credit Securitization Trust 2015-1,
                            2.92%, 6/17/19 (144A)                                            964,138
     1,724,570              VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                   1,730,884
     1,166,047              Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                 1,162,603
     2,913,725              Westgate Resorts 2016-1 LLC, 4.5%,
                            12/20/28 (144A)                                                2,925,866
     1,886,719              Westgate Resorts 2017-1 LLC Series 2017-1A Cl A,
                            3.05%, 12/20/30 (144A)                                         1,891,453
     1,000,000              Westlake Automobile Receivables Trust 2015-3,
                            3.05%, 5/17/21 (144A)                                          1,005,081
     1,000,000              Westlake Automobile Receivables Trust 2016-1,
                            3.29%, 9/15/21 (144A)                                          1,009,933

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 23

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     2,923,658       3.50   WinWater Mortgage Loan Trust 2015-5, Floating
                            Rate Note, 8/20/45 (144A)                                 $    2,955,292
                                                                                      --------------
                                                                                      $  203,520,046
                                                                                      --------------
                            Total Banks                                               $  203,520,046
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.4%
                            Other Diversified Financial Services -- 0.2%
       500,000              American Credit Acceptance Receivables Trust
                            2014-1, 5.2%, 4/12/21 (144A)                              $      500,457
     1,000,000       3.31   Colony American Homes 2014-1 REMICS,
                            Floating Rate Note, 5/17/31 (144A)                             1,004,156
       324,021              Diamond Resorts Owner Trust 2015-1, 3.17%,
                            7/20/27 (144A)                                                   324,291
       477,737              PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)                 474,080
        85,563              Sierra Timeshare 2012-3 Receivables Funding LLC,
                            1.87%, 8/20/29 (144A)                                             85,500
       216,090              Small Business Administration Participation
                            Certificates, 4.2%, 9/1/29                                       228,438
       290,394              Small Business Administration Participation
                            Certificates, 4.625%, 2/1/25                                     303,806
       275,693              Small Business Administration Participation
                            Certificates, 4.84%, 5/1/25                                      289,613
       378,409              Small Business Administration Participation
                            Certificates, 5.37%, 4/1/28                                      411,855
       277,335              Small Business Administration Participation
                            Certificates, 5.63%, 10/1/28                                     303,506
        96,255              Small Business Administration Participation
                            Certificates, 5.72%, 1/1/29                                      105,766
       410,646              Small Business Administration Participation
                            Certificates, 6.02%, 8/1/28                                      453,142
        89,908              Small Business Administration Participation
                            Certificates, 6.14%, 1/1/22                                       95,207
       220,788              Small Business Administration Participation
                            Certificates, 6.22%, 12/1/28                                     244,634
     3,300,000              Spirit Master Funding LLC, 4.6291%, 1/20/45 (144A)             3,267,908
                                                                                      --------------
                                                                                      $    8,092,359
----------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.2%
     3,530,313              Domino's Pizza Master Issuer LLC, 3.484%,
                            10/25/45 (144A)                                           $    3,565,368
     1,896,213              Domino's Pizza Master Issuer LLC, 5.216%,
                            1/27/42 (144A)                                                 1,897,123
     1,980,036              Hercules Capital Funding Trust 2014-1, 3.524%,
                            4/16/21 (144A)                                                 1,984,367
       486,764              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                    491,687
                                                                                      --------------
                                                                                      $    7,938,545
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.0%+
     2,100,000              First Investors Auto Owner Trust 2014-3, 2.97%,
                            11/16/20 (144A)                                           $    2,120,395
       510,000              First Investors Auto Owner Trust 2015-1, 3.59%,
                            1/18/22 (144A)                                                   515,203
                                                                                      --------------
                                                                                      $    2,635,598
                                                                                      --------------
                            Total Diversified Financials                              $   18,666,502
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.2%
                            Wireless Telecommunication Services -- 0.2%
     6,975,000       3.87   Small Business Administration Participation
                            Certificates, Floating Rate Note, 10/15/49 (144A)         $    7,077,269
                                                                                      --------------
                            Total Telecommunication Services                          $    7,077,269
----------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $235,528,825)                                       $  235,889,774
----------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 18.5%
                            BANKS -- 17.6%
                            Thrifts & Mortgage Finance -- 17.6%
       240,628              A10 Term Asset Financing 2013-2 LLC, 2.62%,
                            11/15/27 (144A)                                           $      240,494
     1,769,482       3.90   Agate Bay Mortgage Trust 2014-1 REMICS,
                            Floating Rate Note, 7/25/44 (144A)                             1,736,360
     1,373,860              Agate Bay Mortgage Trust 2014-1 Series 2014-1
                            Cl 1A11, 4.00%, 7/25/44 (144A)                                 1,416,739
     4,804,781       3.50   Agate Bay Mortgage Trust 2015-1, Floating
                            Rate Note, 1/25/45 (144A)                                      4,856,769
     2,872,102       3.50   Agate Bay Mortgage Trust 2015-2, Floating
                            Rate Note, 3/27/45 (144A)                                      2,902,170
     3,765,679       3.50   Agate Bay Mortgage Trust 2015-5, Floating
                            Rate Note, 7/25/45 (144A)                                      3,806,423
     6,385,253       3.50   Agate Bay Mortgage Trust 2015-7, Floating
                            Rate Note, 10/25/45 (144A)                                     6,506,375
     3,656,955       3.50   Agate Bay Mortgage Trust 2016-1, Floating
                            Rate Note, 12/25/45 (144A)                                     3,729,523
       143,045       1.67   Alternative Loan Trust 2003-14T1, Floating
                            Rate Note, 8/25/18                                              111,919
     5,000,000       2.91   Arbor Realty Collateralized Loan Obligation
                            2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)             4,999,978
     5,200,000              Arbor Realty Commercial Real Estate Notes 20
                            Series 2017-Fl1 Cl B, 0.658%, 4/15//27 (144A)                  5,176,954
     5,900,000       3.36   BAMLL Commercial Mortgage Securities Trust
                            2014-FL1, Floating Rate Note, 12/17/31 (144A)                  5,914,814
     4,200,000       2.70   BAMLL Commercial Mortgage Securities Trust
                            2015-ASHF, Floating Rate Note, 1/18/28 (144A)                  4,198,333
     1,900,000       6.16   Banc of America Commercial Mortgage Trust
                            2007-4, Floating Rate Note, 2/10/51 (144A)                     1,895,314

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 25

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     7,460,000              Bank 2017-Bnk5 Series 2017-Bnk5 Cl As,
                            3.624%, 6/15/60                                           $    7,587,150
     6,196,620              Bayview Commercial Asset Trust 2007-2,
                            7/27/37 (Step) (144A) (h)                                              6
       720,564       2.97   Bayview Opportunity Master Fund IVB Trust
                            2016-CRT1, Floating Rate Note, 10/27/27 (144A)                   720,506
       820,491       5.21   Bear Stearns Commercial Mortgage Securities
                            Trust 2005-PWR7, Floating Rate Note, 2/11/41                     819,245
     1,102,590       5.72   Bellemeade Re II, Ltd., Floating Rate Note,
                            4/25/26 (144A)                                                 1,114,649
       500,000       2.51   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)             500,472
     2,210,000       3.11   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)           2,212,777
     3,250,000              CCRESG Commercial Mortgage Trust 2016-HEAT,
                            3.357%, 4/10/29 (144A)                                         3,291,571
     4,000,000       3.66   CDGJ Commercial Mortgage Trust 2014-BXCH,
                            Floating Rate Note, 12/15/27 (144A)                            3,997,512
    16,117,146       3.70   Chase Mortgage Trust 2016-2, Floating Rate Note,
                            2/25/44 (144A)                                                16,343,898
       273,685       3.40   CHL Mortgage Pass-Through Trust 2003-56,
                            Floating Rate Note, 12/25/33                                     277,166
     3,400,000              Citigroup Commercial Mortgage Trust 2014-GC19
                            Series 2014-GC19 Cl B 4.81%, 3/10/47                           3,659,791
     5,000,000              Citigroup Commercial Mortgage Trust 2014-GC25
                            REMICS, 3.371%, 10/11/47                                       5,206,204
     6,000,000              Citigroup Commercial Mortgage Trust 2014-GC25
                            Series 2014-Gc25 Cl B 4.345%, 10/10/47                         6,248,495
     3,100,000              Citigroup Commercial Mortgage Trust 2015-GC27
                            Series 2015-GC27 Cl A5, 3.137%, 2/10/48                        3,114,182
     2,400,000              Colony American Finance 2016-1, Ltd., 5.972%,
                            6/15/48 (Step) (144A)                                          2,533,051
     1,711,582       3.51   Colony American Homes 2014-2 REMICS, Floating
                            Rate Note, 7/17/31 (144A)                                      1,716,562
     2,100,000       2.91   Colony Starwood Homes 2016-2 Trust, Floating
                            Rate Note, 12/19/33 (144A)                                     2,100,877
       450,000              COMM 2012-CCRE2 Mortgage Trust REMICS,
                            3.791%, 8/17/45                                                  468,546
       915,000              COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                 923,832
     5,000,000       5.34   COMM 2013-CCRE11 Mortgage Trust, Floating Rate
                            Note, 8/12/50 (144A)                                           5,322,756
     1,900,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                  1,920,325
     7,325,000       4.66   COMM 2014-CCRE20 Mortgage Trust, Floating Rate
                            Note, 11/10/47                                                 7,456,958
     3,800,000       3.31   COMM 2014-FL5 Mortgage Trust, Floating Rate
                            Note, 10/15/31 (144A)                                          3,778,659

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     4,500,000       4.94   COMM 2014-UBS3 Mortgage Trust, Floating Rate
                            Note, 6/12/47                                             $    4,387,778
     4,100,000              COMM 2014-UBS4 Mortgage Trust, 3.42%, 8/10/47                  4,190,283
     1,750,000       3.81   COMM 2015-CCRE23 Mortgage Trust, Floating
                            Rate Note, 5/12/48 (144A)                                      1,744,732
     3,104,000       4.70   COMM 2015-CCRE25 Mortgage Trust, Floating
                            Rate Note, 8/12/48                                             3,274,965
     3,375,000              COMM 2015-CCRE26 Mortgage Trust REMICS,
                            3.63%, 10/13/48                                                3,495,678
     4,225,000              COMM 2015-LC23 Mortgage Trust REMICS,
                            3.774%, 10/10/53                                               4,419,999
     3,850,000              Commercial Mortgage Pass Through Certificates,
                            2.822%, 10/17/45                                               3,892,864
       104,325              Credit Suisse First Boston Mortgage Securities
                            Corp., 5.5%, 6/25/33                                             105,507
     5,700,000       4.69   CSAIL 2016-C5 Commercial Mortgage Trust
                            REMICS, Floating Rate Note, 11/15/48                           5,789,807
     2,090,000              CSAIL 2016-C6 Commercial Mortgage Trust,
                            3.0898%, 1/15/49                                               2,074,228
     2,700,000       3.41   CSMC 2015-TWNI Trust, Floating Rate Note,
                            3/15/28 (144A)                                                 2,698,816
     2,487,024              CSMC Trust 2013-6 Series 2013-6 Cl 1A1,
                            2.50%, 7/25/28 (144A)                                          2,448,650
    10,117,278       3.50   CSMC Trust 2013-6, Floating Rate Note,
                            8/25/43 (144A)                                                10,291,164
     4,522,851       3.50   CSMC Trust 2013-7, Floating Rate Note,
                            8/25/43 (144A)                                                 4,571,788
     5,222,204       3.58   CSMC Trust 2013-7, Floating Rate Note,
                            8/25/43 (144A)                                                 5,071,419
     5,621,180       1.55   CSMC Trust 2013-IVR2, Floating Rate Note,
                            4/27/43 (144A)                                                 5,308,858
     4,963,569              CSMC Trust 2013-IVR3 Series 2013- Cl A1:
                            CSMC FLT, 2.50%, 5/25/43 (144A)                                4,717,331
     2,846,602              CSMC Trust 2013-IVR3 Series 2013 Cl B4,
                            3.459%, 5/25/43 (144A)                                         2,766,072
     2,501,800       1.55   CSMC Trust 2013-IVR3, Floating Rate Note,
                            5/25/43 (144A)                                                 2,408,484
     3,253,260       3.46   CSMC Trust 2013-IVR3, Floating Rate Note,
                            5/25/43 (144A)                                                 3,332,722
     3,791,855       3.46   CSMC Trust 2013-IVR3, Floating Rate Note,
                            5/25/43 (144A)                                                 3,824,759
     2,109,396       3.00   CSMC Trust 2013-IVR4, Floating Rate Note,
                            7/27/43 (144A)                                                 2,108,122
     2,976,765              CSMC Trust 2013-IVR5 Series 2013 Cl B4, 3.66%,
                            10/25/43 (144A)                                                2,954,452
    10,436,536              CSMC Trust 2013-Th1 Series 2013-Th1 Cl A1
                            2.13%, 2/25/43, (144A)                                         9,977,756

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 27

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     3,241,785       3.50   CSMC Trust 2014-IVR3 REMICS, Floating Rate
                            Note, 7/25/44 (144A)                                      $    3,267,557
     1,602,401       3.00   CSMC Trust 2014-OAK1, Floating Rate Note,
                            11/25/44 (144A)                                                1,599,591
     5,313,024       3.94   CSMC Trust 2014-WIN1, Floating Rate Note,
                            9/25/44 (144A)                                                 4,916,057
     2,860,036       4.01   CSMC Trust 2014-WIN2, Floating Rate Note,
                            10/25/44 (144A)                                                2,849,716
    10,851,200              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                       10,702,389
     4,353,510              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                        4,352,490
     3,121,118              CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                        3,159,766
     2,770,637       3.87   CSMC Trust 2015-WIN1, Floating Rate Note,
                            12/25/44 (144A)                                                2,666,502
     8,700,899       3.50   CSMLT 2015-1 Trust, Floating Rate Note,
                            5/25/45 (144A)                                                 8,832,544
        38,329       3.91   CSMLT 2015-2 Trust, Floating Rate Note,
                            8/25/45 (144A)                                                    36,666
     4,143,932       3.50   CSMLT 2015-2 Trust, Floating Rate Note,
                            8/28/45 (144A)                                                 4,188,770
     4,390,000              DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                     4,314,775
     3,777,825       3.48   EverBank Mortgage Loan Trust REMICS, Floating
                            Rate Note, 4/25/43 (144A)                                      3,747,528
     4,630,000       3.49   GAHR Commercial Mortgage Trust 2015-NRF,
                            Floating Rate Note, 12/15/34 (144A)                            4,714,054
       777,748              Global Mortgage Securitization, Ltd., 5.25%,
                            4/25/32 (144A)                                                   764,206
     1,516,385       4.68   Government National Mortgage Association,
                            Floating Rate Note, 1/16/50                                    1,572,945
     2,800,000              GS Mortgage Securities Corp., Trust 2012-SHOP,
                            2.933%, 6/5/31 (144A)                                          2,848,070
     1,000,000              GS Mortgage Securities Corp., II, 3.682%,
                            2/10/46 (144A)                                                 1,024,162
     3,770,278              GS Mortgage-Backed Securities Trust Series
                            2014-EB1A Cl B3, 3.14%, 7/25/44 (144A)                         3,693,294
       750,000              Home Partners Of America 2017-1 Trust
                            Series 2017-1 Cl B, 2.435 %, 7/17/34 (144A)                      752,408
     2,100,000       2.86   Hyatt Hotel Portfolio Trust 2015-HYT, Floating
                            Rate Note, 11/15/29 (144A)                                     2,102,646
       324,678       1.31   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-LDP9, Floating Rate Note, 5/15/47                     323,821
     1,136,995              JP Morgan Chase Commercial Mortgage Securities
                            Trust 2011-C5, 4.1712%, 8/15/46                                1,210,468
     1,200,000       3.98   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2012-C8, Floating Rate Note, 10/17/45 (144A)             1,244,541
     4,555,234              JP Morgan Chase Commercial Mortgage Securities
                            Trust 2012-LC9, 2.84%, 12/15/47                                4,609,592

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     4,600,000       3.11   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-CBM, Floating Rate Note,
                            10/15/29 (144A)                                           $    4,608,592
     2,200,000       3.36   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL4 REMICS, Floating Rate Note,
                            12/16/30 (144A)                                                2,181,576
       900,000       3.26   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL5 REMICS, Floating Rate Note,
                            7/15/31 (144A)                                                   888,746
     1,260,000       2.51   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)             1,265,668
     4,000,000       3.91   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)             4,024,923
     4,801,790       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate
                            Note, 3/25/43 (144A)                                           4,783,222
    10,813,413       2.50   JP Morgan Mortgage Trust 2013-1, Floating Rate
                            Note, 3/25/43 (144A)                                          10,761,455
     3,906,239       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate
                            Note, 3/25/43 (144A)                                           3,950,489
     2,191,983              JP Morgan Mortgage Trust 2013-2 Series 2013-2
                            Cl B4, 3.659%, 5/25/43 (144A)                                  2,078,651
       883,816       3.50   JP Morgan Mortgage Trust 2013-2, Floating Rate
                            Note, 5/25/43 (144A)                                             896,693
     4,693,057       3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                            Floating Rate Note, 1/25/44 (144A)                             4,761,435
     3,017,935       3.75   JP Morgan Mortgage Trust 2014-1 REMICS,
                            Floating Rate Note, 1/25/44 (144A)                             2,902,422
       989,240       3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                            Floating Rate Note, 1/25/44 (144A)                             1,001,180
     3,144,224       3.75   JP Morgan Mortgage Trust 2014-1 REMICS,
                            Floating Rate Note, 1/25/44 (144A)                             3,047,374
       313,304              JP Morgan Mortgage Trust 2014-2 Series 2014-2
                            Cl B1, 3.424%, 6/25/29 (144A)                                    314,134
     5,882,201       3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate
                            Note, 6/25/29 (144A)                                           5,935,965
     5,029,969       3.40   JP Morgan Mortgage Trust 2014-2, Floating Rate
                            Note, 6/25/29 (144A)                                           5,076,212
     1,222,228       3.42   JP Morgan Mortgage Trust 2014-2, Floating Rate
                            Note, 6/25/29 (144A)                                           1,162,775
     3,494,054       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate
                            Note, 10/25/29 (144A)                                          3,527,083
     2,073,522       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate
                            Note, 10/25/29 (144A)                                          1,985,422
       435,403              JP Morgan Mortgage Trust 2015-4 Series 2015-4
                            Cl B1, 3.625%, 6/25/45 (144A)                                    429,215
     6,809,364       3.50   JP Morgan Mortgage Trust 2015-4, Floating Rate
                            Note, 6/26/45 (144A)                                           6,904,320

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 29

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    10,655,648              JP Morgan Mortgage Trust 2016-1, 3.5%,
                            5/25/46 (144A)                                            $   10,804,241
     4,200,811       3.90   JP Morgan Mortgage Trust 2016-1, Floating Rate
                            Note, 5/25/46 (144A)                                           4,101,228
    11,125,291              JP Morgan Mortgage Trust 2016-2, 2.690842%,
                            6/25/46 (144A)                                                10,972,710
    13,421,292       3.00   JP Morgan Mortgage Trust 2016-3, Floating Rate
                            Note, 10/25/46 (144A)                                         13,565,598
     9,244,860       3.50   JP Morgan Mortgage Trust 2016-4, Floating Rate
                            Note, 10/25/46 (144A)                                          9,416,758
     7,121,633       3.50   JP Morgan Mortgage Trust 2017-1, Floating Rate
                            Note, 1/25/47 (144A)                                           7,216,493
     9,000,000       3.50   JP Morgan Mortgage Trust 2017-1, Floating Rate
                            Note, 1/25/47 (144A)                                           9,045,279
    13,444,326              JP Morgan Mortgage Trust 2017-2 Series 2017-2
                            Cl A3, 3.50%, 5/25/47 (144A)                                  13,639,672
     1,465,547              JP Morgan Mortgage Trust 2017-2 Series 2017-2
                            Cl B1, 3.763%, 5/25/47, (144A)                                 1,470,382
    11,641,701       2.60   JP Morgan Mortgage Trust, Floating Rate Note,
                            12/25/46 (144A)                                               11,617,508
     7,856,984       2.62   JP Morgan Trust 2015-1 REMICS, Floating Rate
                            Note, 12/25/44 (144A)                                          7,803,776
     3,671,268       3.00   JP Morgan Trust 2015-3 REMICS, Floating Rate
                            Note, 5/25/45 (144A)                                           3,678,222
     3,203,127       3.70   JP Morgan Trust 2015-3 REMICS, Floating Rate
                            Note, 5/25/45 (144A)                                           3,230,336
     4,377,768       3.70   JP Morgan Trust 2015-3 REMICS, Floating Rate
                            Note, 5/25/45 (144A)                                           4,165,435
       313,329              JP Morgan Trust 2015-6 Series 2015-6 Cl B1,
                            3.621% , 10/25/45, (144A)                                        310,850
     3,676,192       3.50   JP Morgan Trust 2015-6, Floating Rate Note,
                            10/25/45 (144A)                                                3,727,456
     4,050,000              JPMBB Commercial Mortgage Securities Trust
                            2014-C22 REMICS, 3.8012%, 9/15/47                              4,238,589
     2,000,000       3.22   JPMDB Commercial Mortgage Securities Trust
                            2016-C4, Floating Rate Note, 12/15/49 (144A)                   1,547,578
     2,142,952              La Hipotecaria El Salvadorian Mortgage Trust
                            2016-1, 3.3575%, 1/15/46 (144A)                                2,168,475
     1,282,235       2.25   La Hipotecaria Panamanian Mortgage Trust
                            2010-1, Floating Rate Note, 9/8/39 (144A)                      1,327,514
     3,476,825       3.01   La Hipotecaria Panamanian Mortgage Trust
                            2014-1, Floating Rate Note, 11/24/42 (144A)                    3,496,383
     3,690,000       3.35   LSTAR Commercial Mortgage Trust 2015-3,
                            Floating Rate Note, 4/20/48 (144A)                             3,680,749
     1,865,102              Marketplace Loan Trust 2016-BS1 Series
                            2016 Cl A, 4.50%, 1/15/21 (144A)                               1,868,599

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
       546,935       1.60   Mellon Residential Funding Corp. Mortgage
                            Pass-Through Trust Series 2000-TBC3, Floating
                            Rate Note, 12/15/30                                       $      529,442
    11,260,000              Mill City Mortgage Loan Trust 2017-2 Series
                            2017-2 Cl A1, 2.75 %, 7/25/59 (144A)                          11,364,211
     5,750,000              Morgan Stanley Bank of America Merrill Lynch
                            Trust 2012-C6, 2.858%, 11/15/45                                5,834,333
     9,231,000              Morgan Stanley Bank of America Merrill Lynch
                            Trust 2016-C31, 3.527%, 10/15/26                               9,372,163
     2,850,883              Morgan Stanley Capital I Trust 2007-HQ13,
                            5.569%, 12/15/44                                               2,866,276
     5,309,000              Morgan Stanley Capital I Trust 2016-UBS12,
                            3.596%, 12/15/49                                               5,487,236
     6,059,645       3.75   New Residential Mortgage Loan Trust 2015-1,
                            Floating Rate Note, 5/28/52 (144A)                             6,170,806
     4,917,280       3.75   New Residential Mortgage Loan Trust 2015-2,
                            Floating Rate Note, 8/25/55 (144A)                             4,966,988
    10,369,444              New Residential Mortgage Loan Trust 2017-2
                            Series 2017-2A Cl A, 4.00%, 3/25/57 (144A)                    10,796,819
    10,312,883              New Residential Mortgage Loan Trust 2017-2
                            Series 2017-2A Cl A4, 4.00%, 3/25/57 (144A)                   10,714,693
     4,563,800       3.31   NRP Mortgage Trust 2013-1, Floating Rate
                            Note, 7/25/43 (144A)                                           4,386,841
     6,427,468       3.25   NRP Mortgage Trust 2013-1, Floating Rate
                            Note, 7/25/43 (144A)                                           6,432,237
     6,024,837       3.31   NRP Mortgage Trust 2013-1, Floating Rate
                            Note, 7/25/43 (144A)                                           5,833,622
     1,353,713              Pepper Residential Securities Trust No 18
                            Series 18A Cl A1UA, 2.1088%, 3/12/47                           1,365,526
     5,007,571       3.56   PMT Loan Trust 2013-J1, Floating Rate Note,
                            9/25/43 (144A)                                                 4,784,620
       256,404              RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                        256,309
        80,905              RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                        80,999
     1,307,843       2.77   RESI Finance LP 2003-CB1, Floating Rate
                            Note, 7/9/35                                                   1,206,093
       948,349              Resimac Premier Seriesies 2017-1 Series
                            2017-1A Cl A1A, 2.077%, 9/11/48 (144A)                           949,405
        50,386              RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                          50,386
     1,502,358              Sequoia Mortgage Trust 2017-1 Series 2017-1
                            Cl A4, 3.50% , 2/25/47 (144A)                                  1,534,084
     3,472,536       1.81   Sequoia Mortgage Trust 2012-6, Floating Rate
                            Note, 12/26/42                                                 3,245,749
     4,103,028       3.65   Sequoia Mortgage Trust 2013-1, Floating Rate
                            Note, 2/25/43                                                  4,116,266
     6,703,845       3.56   Sequoia Mortgage Trust 2013-10, Floating Rate
                            Note, 8/25/43 (144A)                                           6,672,419
     1,985,341       1.87   Sequoia Mortgage Trust 2013-2, Floating Rate
                            Note, 2/25/43                                                  1,901,042

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 31

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     6,418,774       2.33   Sequoia Mortgage Trust 2013-4 REMICS, Floating
                            Rate Note, 4/27/43                                        $    6,177,296
     1,268,983       1.55   Sequoia Mortgage Trust 2013-4, Floating Rate
                            Note, 4/27/43                                                  1,234,506
     5,979,557       3.49   Sequoia Mortgage Trust 2013-4, Floating Rate
                            Note, 4/27/43                                                  5,965,364
     5,708,758       2.50   Sequoia Mortgage Trust 2013-5 REMICS, Floating
                            Rate Note, 5/25/43 (144A)                                      5,538,611
     9,402,963       3.00   Sequoia Mortgage Trust 2013-5 REMICS, Floating
                            Rate Note, 5/25/43 (144A)                                      9,364,604
     7,109,572       2.50   Sequoia Mortgage Trust 2013-6, Floating Rate
                            Note, 5/26/43                                                  6,900,338
     9,699,392       2.50   Sequoia Mortgage Trust 2013-7, Floating Rate
                            Note, 6/25/43                                                  9,213,171
     3,088,787       3.00   Sequoia Mortgage Trust 2013-7, Floating Rate
                            Note, 6/25/43                                                  3,053,677
       405,198       2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                    390,367
     9,502,897       3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                  9,377,174
     1,309,677              Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)            1,307,477
       666,605              Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)              663,695
     4,612,529       3.00   Sequoia Mortgage Trust 2015-1, Floating Rate
                            Note, 1/25/45 (144A)                                           4,519,624
     8,286,591       3.50   Sequoia Mortgage Trust 2015-2, Floating Rate
                            Note, 5/25/45 (144A)                                           8,376,252
     3,775,366       3.72   Sequoia Mortgage Trust 2015-3, Floating Rate
                            Note, 7/25/45 (144A)                                           3,598,018
     9,304,923       3.00   Sequoia Mortgage Trust 2015-4, Floating Rate
                            Note, 11/25/30 (144A)                                          9,387,067
     4,804,367       3.50   Sequoia Mortgage Trust 2016-2, Floating Rate
                            Note, 8/25/46 (144A)                                           4,800,178
     3,907,995       3.77   Sequoia Mortgage Trust 2016-2, Floating Rate
                            Note, 8/25/46 (144A)                                           3,788,863
    10,401,577       3.50   Sequoia Mortgage Trust 2017-2, Floating Rate
                            Note, 3/25/47 (144A)                                          10,641,541
     8,228,710              Sequoia Mortgage Trust 2017-3 Series 2017-3
                            Cl A1, 3.50% , 4/25/47 (144A)                                  8,318,063
     3,560,000              Sequoia Mortgage Trust 2017-4 Series 2017-4
                            Cl A4 3.50%, 7/25/47 (144A)                                    3,635,080
     3,288,464       3.50   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42            3,329,800
       291,779              Shellpoint Co-Originator Trust 2016-1 Series
                            2016-1 Cl 1A10, 3.50%, 11/25/46 (144A)                           296,873
     6,853,272       3.00   Shellpoint Co-Originator Trust 2016-1, Floating
                            Rate Note, 10/25/31 (144A)                                     6,894,498

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     7,018,349              Shellpoint Co-Originator Trust 2017-1 Series 2017-1
                            Cl A1, 3.50% , 4/25/47 (144A)                             $    7,097,046
     3,087,421       3.00   Sofi Mortgage Trust 2016-1, Floating Rate Note,
                            11/25/46 (144A)                                                3,011,322
       420,490       1.32   Structured Asset Securities Corp. Trust 2005-14,
                            Floating Rate Note, 7/25/35                                      335,189
     1,669,158       3.65   Velocity Commercial Capital Loan Trust 2015-1,
                            Floating Rate Note, 6/25/45 (144A)                             1,680,604
     1,015,053              Wells Fargo Commercial Mortgage Trust 2010-C1,
                            3.349%, 11/18/43 (144A)                                        1,034,660
     4,500,000              Wells Fargo Commercial Mortgage Trust
                            2014-LC16 REMICS, 3.477%, 8/15/50                              4,699,730
     5,300,000       2.84   Wells Fargo Commercial Mortgage Trust 2014-TISH
                            REMICS, Floating Rate Note, 2/15/27 (144A)                     5,309,517
     3,810,000              Wells Fargo Commercial Mortgage Trust 2015-NXS3,
                            3.617%, 9/17/57                                                3,943,516
       891,640       3.97   Wells Fargo Credit Risk Transfer Securities Trust
                            2015, Floating Rate Note, 11/25/25 (144A)                        895,351
     1,710,864       4.07   Wells Fargo Credit Risk Transfer Securities Trust
                            2015, Floating Rate Note, 11/25/25 (144A)                      1,719,307
     3,900,000       4.49   WFRBS Commercial Mortgage Trust 2013-C12,
                            Floating Rate Note, 3/15/48 (144A)                             3,630,535
     6,200,000              WFRBS Commercial Mortgage Trust 2013-C16,
                            4.136%, 9/17/46                                                6,651,158
     8,341,850       3.91   WinWater Mortgage Loan Trust 2015-2, Floating
                            Rate Note, 2/20/45 (144A)                                      7,890,951
     4,617,338       3.50   WinWater Mortgage Loan Trust 2015-3 REMICS,
                            Floating Rate Note, 3/20/45 (144A)                             4,667,298
     8,454,695       3.50   WinWater Mortgage Loan Trust 2015-4, Floating
                            Rate Note, 6/20/45 (144A)                                      8,585,806
     6,229,286       3.50   WinWater Mortgage Loan Trust 2015-5, Floating
                            Rate Note, 8/20/45 (144A)                                      6,244,127
     4,744,011       3.80   WinWater Mortgage Loan Trust 2015-5, Floating
                            Rate Note, 8/20/45 (144A)                                      4,760,708
     4,500,182       3.80   WinWater Mortgage Loan Trust 2015-5, Floating
                            Rate Note, 8/20/45 (144A)                                      4,230,129
     1,000,358              Winwater Mortgage Loan Trust 2015-A Series
                            2015-A Cl A5 3.50%, 6/20/45 (144A)                             1,018,333
     3,570,920       3.50   WinWater Mortgage Loan Trust 2016-1, Floating
                            Rate Note, 1/22/46 (144A)                                      3,614,021
                                                                                      --------------
                                                                                      $  828,449,540
                                                                                      --------------
                            Total Banks                                               $  828,449,540
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 33

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.0%+
                            Specialized Finance -- 0.0%+
     1,980,000       2.99   BAMLL Commercial Mortgage Securities Trust
                            2015-ASHF REMICS, Floating Rate Note,
                            1/15/28 (144A)                                            $    1,986,011
                                                                                      --------------
                            Total Diversified Financials                              $    1,986,011
----------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.9%
        63,333       1.39   Federal Home Loan Mortgage Corp. REMICS,
                            Floating Rate Note, 12/15/20                              $       63,608
       693,590       3.62   Federal National Mortgage Association 2004-T2,
                            Floating Rate Note, 7/25/43                                      734,226
           748              Federal National Mortgage Association REMICS,
                            10.3%, 4/25/19                                                       783
     1,309,280              Federal National Mortgage Association REMICS,
                            3.0%, 6/25/23                                                  1,341,011
       402,859              Federal National Mortgage Association REMICS,
                            4.5%, 6/25/29                                                    428,408
     7,714,886              Freddie Mac Whole Loan Securities Trust
                            2015-SC01, 3.5%, 5/25/45                                       7,763,528
       890,000       5.37   FREMF Mortgage Trust 2010-K9 REMICS, Floating
                            Rate Note, 9/25/45 (144A)                                        963,143
     1,250,000       5.05   FREMF Mortgage Trust 2011-K703, Floating Rate
                            Note, 7/25/44 (144A)                                           1,278,416
     2,221,785       5.06   FREMF Mortgage Trust 2014-KF05 REMICS,
                            Floating Rate Note, 9/25/21 (144A)                             2,242,361
     3,771,758       3.57   FREMF Mortgage Trust 2014-KS02 REMICS,
                            Floating Rate Note, 8/25/23 (144A)                             3,757,727
     2,010,000       3.94   FREMF Mortgage Trust Class B, Floating Rate
                            Note, 6/25/47 (144A)                                           2,065,831
       772,834              Government National Mortgage Association
                            REMICS, 3.25%, 4/16/27                                           795,473
       953,879              Government National Mortgage Association,
                            3.0%, 4/20/41                                                    972,866
       975,835              Government National Mortgage Association,
                            5.25%, 8/16/35                                                 1,071,245
    69,987,088       0.80   Government National Mortgage Association,
                            Floating Rate Note, 10/16/58 (h)                               5,906,665
    12,158,904              Seasoned Credit Risk Transfer Trust Series 2016-1,
                            3.0%, 9/25/55                                                 12,186,434
       364,403              Vendee Mortgage Trust 2008-1, 5.25%, 1/15/32                     385,971
       671,225              Vendee Mortgage Trust 2010-1, 4.25%, 2/15/35                     688,341
                                                                                      --------------
                                                                                      $   42,646,037
                                                                                      --------------
                            Total Government                                          $   42,646,037
----------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $879,554,236)                                       $  873,081,588
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 33.9%
                            ENERGY -- 4.3%
                            Oil & Gas Drilling -- 0.2%
     1,850,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                   $    1,720,500
     1,650,000              Freeport-McMoRan, Inc., 4.55%, 11/14/24                        1,555,125
     6,185,000              Rowan Companies, Inc., 4.75%, 1/15/24                          5,257,250
     3,605,000              Rowan Companies, Inc., 5.85%, 1/15/44                          2,676,712
                                                                                      --------------
                                                                                      $   11,209,587
----------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 0.1%
     2,250,000              Halliburton Co., 7.6%, 8/15/96 (144A)                     $    2,919,964
----------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.7%
     6,360,000              BP Capital Markets Plc, 3.062%, 3/17/22                   $    6,500,995
     5,965,000              Petroleos Mexicanos, 3.5%, 1/30/23                             5,717,452
     3,525,000              Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                      3,786,731
     4,750,000              Sinopec Group Overseas Development 2014, Ltd.,
                            4.375%, 4/10/24 (144A)                                         5,051,046
    10,050,000              Sinopec Group Overseas Development 2015, Ltd.,
                            2.5%, 4/28/20 (144A)                                          10,097,322
                                                                                      --------------
                                                                                      $   31,153,546
----------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.4%
     6,585,000              Canadian Natural Resources, Ltd., 6.25%, 3/15/38          $    7,675,002
     2,830,000              Canadian Natural Resources, Ltd., 6.75%, 2/1/39                3,372,053
     5,275,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                   5,550,471
     1,400,000              Newfield Exploration Co., 5.625%, 7/1/24                       1,459,500
                                                                                      --------------
                                                                                      $   18,057,026
----------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.4%
     5,827,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                $    5,915,565
     1,800,000              EnLink Midstream Partners LP, 4.85%, 7/15/26                   1,872,752
     3,800,000              Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                  4,588,272
     4,655,000              Valero Energy Corp., 6.625%, 6/15/37                           5,749,390
     2,890,000              Valero Energy Corp., 9.375%, 3/15/19                           3,234,107
                                                                                      --------------
                                                                                      $   21,360,086
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 2.5%
    10,945,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                   $   11,594,925
     2,575,000              Boardwalk Pipelines LP, 5.95%, 6/1/26                          2,867,296
     2,900,000              DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)              3,240,750
     8,250,000              Enable Midstream Partner, 3.90%, 5/15/24                       8,181,393
     8,585,000              Enbridge Energy Partners LP, 7.375%, 10/15/45                 10,933,229
     3,275,000              Energy Transfer Equity LP, 5.875%, 1/15/24                     3,471,500
     4,675,000              Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                4,830,360
     8,235,000              Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                   8,269,620

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 35

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- (continued)
     7,335,000              Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45               $    7,773,083
     3,875,000              MPLX LP, 4.875%, 12/1/24                                       4,131,393
     3,045,000              MPLX LP, 4.875%, 6/1/25                                        3,228,912
     3,875,000              MPLX LP, 5.5%, 2/15/23                                         3,978,734
     9,165,000              Plains All American Pipeline LP, 4.65%, 10/15/25               9,394,033
     5,300,000              Plains All American Pipeline LP, 4.7%, 6/15/44                 4,831,167
    10,675,000              Sabine Pass Liquefaction LLC, 5.00%, 3/15/27                  11,363,239
     2,475,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                      2,554,789
     1,500,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                     1,566,093
       786,000              Sunoco Logistics Partners Operations LP,
                            6.1%, 2/15/42                                                    825,872
     2,475,000              The Williams Companies, Inc., 7.75%, 6/15/31                   2,945,250
     5,115,000              TransCanada PipeLines, Ltd., 1.875%, 1/12/18                   5,121,849
     8,230,000              Williams Partners LP, 5.1%, 9/15/45                            8,526,296
                                                                                      --------------
                                                                                      $  119,629,783
                                                                                      --------------
                            Total Energy                                              $  204,329,992
----------------------------------------------------------------------------------------------------
                            MATERIALS -- 1.2%
                            Commodity Chemicals -- 0.1%
     2,890,000              Nova Chemicals Corp., 4.875%, 6/1/24 (144A)               $    2,879,162
----------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 0.2%
    10,255,000              CF Industries, Inc., 5.375%, 3/15/44                      $    9,152,588
----------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.3%
     2,800,000              Agrium, Inc., 4.125%, 3/15/35                             $    2,786,400
    10,800,000              Agrium, Inc., 5.25%, 1/15/45                                  12,260,743
                                                                                      --------------
                                                                                      $   15,047,143
----------------------------------------------------------------------------------------------------
                            Construction Materials -- 0.2%
    10,600,000              CRH America, Inc., 3.875%, 5/18/25 (144A)                 $   11,015,743
----------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.1%
     4,650,000              Crown America, 4.25%, 9/30/26 (144A)                      $    4,638,375
----------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.1%
     1,275,000              International Paper Co., 4.80%, 6/15/44                   $    1,360,960
     2,575,000              International Paper Co., 6.0%, 11/15/41                        3,140,205
                                                                                      --------------
                                                                                      $    4,501,165
----------------------------------------------------------------------------------------------------
                            Steel -- 0.1%
     3,550,000              Commercial Metals Co., 4.875%, 5/15/23                    $    3,589,938
                                                                                      --------------
                            Total Materials                                           $   50,824,114
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 2.2%
                            Aerospace & Defense -- 1.3%
     3,625,000              Embraer Netherlands Finance BV, 5.4%, 2/1/27              $    3,788,125
     7,472,000              L3 Technologies, Inc., 3.95%, 5/28/24                          7,682,875
    11,310,000              Lockheed Martin Corp., 3.1%, 1/15/23                          11,571,182
     4,825,000              Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (144A)            5,404,000
    13,470,000              Rockwell Collins Inc., 3.20%, 3/15/24                         13,653,892
     7,855,000              Spirit AeroSystems, Inc., 3.85%, 6/15/26                       7,929,159
    10,344,000              United Technologies Corp., 1.778%, 5/4/18 (Step)              10,357,271
                                                                                      --------------
                                                                                      $   60,386,504
----------------------------------------------------------------------------------------------------
                            Building Products -- 0.6%
     7,680,000              Fortune Brands Home & Security, Inc., 3.0%, 6/15/20       $    7,777,528
     5,500,000              Masco Corp., 4.375%, 4/1/26                                    5,866,850
     1,050,000              Masco Corp., 4.45%, 4/1/25                                     1,121,505
       626,000              Masco Corp., 5.95%, 3/15/22                                      706,656
     5,675,000              Owens Corning, 3.4%, 8/15/26                                   5,590,465
     5,150,000              Owens Corning, 4.2%, 12/1/24                                   5,392,488
     4,385,000              Standard Industries Inc., 5.50%, 2/15/23 (144A)                4,626,175
                                                                                      --------------
                                                                                      $   31,081,667
----------------------------------------------------------------------------------------------------
                            Construction & Engineering -- 0.1%
     1,368,000              Amsted Industries, Inc., 5.0%, 3/15/22 (144A)             $    1,412,460
     1,375,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                1,423,125
                                                                                      --------------
                                                                                      $    2,835,585
----------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
     1,392,000              General Electric Co., 5.3%, 2/11/21                       $    1,539,403
     2,950,000              Tyco Electronics Group SA, 6.55%, 10/1/17                      2,984,949
                                                                                      --------------
                                                                                      $    4,524,352
----------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.1%
     5,660,000              GATX Corp., 6.0%, 2/15/18                                 $    5,804,443
                                                                                      --------------
                            Total Capital Goods                                       $  104,632,551
----------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                            Environmental & Facilities Services -- 0.1%
     2,678,000              Republic Services, Inc., 2.9%, 7/1/26                     $    2,625,567
----------------------------------------------------------------------------------------------------
                            Research & Consulting Services -- 0.1%
     5,942,000              Verisk Analytics, Inc., 5.5%, 6/15/45                     $    6,601,550
                                                                                      --------------
                            Total Commercial Services & Supplies                      $    9,227,117
----------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 1.1%
                            Airlines -- 0.1%
     2,475,000              Delta Air Lines, Inc., 2.875%, 3/13/20                    $    2,507,362
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 37

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Railroads -- 0.8%
    14,485,000              Burlington Northern Santa Fe LLC, 4.15%, 4/1/45           $   15,141,460
     6,650,000              TTX Co., 3.6%, 1/15/25 (144A)                                  6,696,776
     3,250,000              TTX Co., 4.2%, 7/1/46 (144A)                                   3,250,611
    13,215,000              Union Pacific Corp., 3.375%, 2/1/35                           13,069,146
                                                                                      --------------
                                                                                      $   38,157,993
----------------------------------------------------------------------------------------------------
                            Highways & Railtracks -- 0.2%
     3,950,000              ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                $    3,845,996
     1,300,000              ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                     1,325,113
     4,600,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                     4,534,261
                                                                                      --------------
                                                                                      $    9,705,370
                                                                                      --------------
                            Total Transportation                                      $   50,370,725
----------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.6%
                            Automobile Manufacturers -- 0.6%
     4,975,000              Ford Motor Credit Co., LLC, 2.24%, 6/15/18                $    4,987,114
     6,425,000              Ford Motor Credit Co., LLC, 3.219%, 1/9/22                     6,482,118
     8,230,000              Ford Motor Credit Co., LLC, 4.389%, 1/8/26                     8,477,336
    10,045,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                    10,114,712
                                                                                      --------------
                                                                                      $   30,061,280
                                                                                      --------------
                            Total Automobiles & Components                            $   30,061,280
----------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.1%
                            Homebuilding -- 0.1%
     5,120,000              Lennar Corp., 4.75%, 4/1/21                               $    5,427,200
                                                                                      --------------
                            Total Consumer Durables & Apparel                         $    5,427,200
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.2%
                            Education Services -- 0.2%
     1,100,000              Massachusetts Institute of Technology,
                            5.6%, 7/1/11                                              $    1,436,919
     2,600,000              President & Fellows of Harvard College,
                            2.3%, 10/1/23                                                  2,585,396
     3,550,000              Tufts University, 5.017%, 4/15/12                              3,650,461
                                                                                      --------------
                                                                                      $    7,672,776
                                                                                      --------------
                            Total Consumer Services                                   $    7,672,776
----------------------------------------------------------------------------------------------------
                            MEDIA -- 0.8%
                            Cable & Satellite -- 0.8%
     8,845,000              Charter Communications Operating LLC,
                            6.384%, 10/23/35                                          $   10,484,447
    10,310,000              Comcast Corp., 5.65%, 6/15/35                                 12,634,390
    11,875,000              Cox Communications Inc., 3.35%, 9/15/26 (144A)                11,660,609
       650,000              Time Warner Cable LLC, 6.55%, 5/1/37                             776,175
     3,450,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                        3,644,062
                                                                                      --------------
                                                                                      $   39,199,683
                                                                                      --------------
                            Total Media                                               $   39,199,683
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            RETAILING -- 0.6%
                            Internet Retail -- 0.4%
     5,900,000              Expedia, Inc., 4.5%, 8/15/24                              $    6,208,859
       950,000              Expedia, Inc., 5.0%, 2/15/26                                   1,040,208
     3,800,000              Expedia, Inc., 5.95%, 8/15/20                                  4,152,610
     1,925,000              The Priceline Group, Inc., 3.6%, 6/1/26                        1,948,610
     7,375,000              The Priceline Group, Inc., 3.65%, 3/15/25                      7,567,967
                                                                                      --------------
                                                                                      $   20,918,254
----------------------------------------------------------------------------------------------------
                            Home Improvement Retail -- 0.1%
     4,520,000              The Home Depot, Inc., 2.625%, 6/1/22                      $    4,588,333
----------------------------------------------------------------------------------------------------
                            Automotive Retail -- 0.1%
     3,994,000              AutoZone, Inc., 2.5%, 4/15/21                             $    3,983,572
                                                                                      --------------
                            Total Retailing                                           $   29,490,159
----------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.2%
                            Drug Retail -- 0.2%
       650,000              CVS Health Corp., 2.25%, 8/12/19                          $      653,925
       559,867              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                   604,041
     2,741,942              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                 3,115,666
     1,880,296              CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                 2,155,560
     3,628,502              CVS Pass-Through Trust, 6.036%, 12/10/28                       4,093,129
                                                                                      --------------
                                                                                      $   10,622,321
                                                                                      --------------
                            Total Food & Staples Retailing                            $   10,622,321
----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 1.3%
                            Brewers -- 0.1%
     4,350,000       2.29   Anheuser-Busch InBev Finance, Inc., Floating Rate
                            Note, 2/1/21                                              $    4,505,151
----------------------------------------------------------------------------------------------------
                            Distillers & Vintners -- 0.4%
     8,525,000              Constellation Brands, Inc., 3.7%, 12/6/26                 $    8,676,072
     5,300,000              Pernod Ricard SA, 3.25%, 6/8/26 (144A)                         5,300,228
     4,277,000              Pernod Ricard SA, 4.45%, 1/15/22 (144A)                        4,585,722
                                                                                      --------------
                                                                                      $   18,562,022
----------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.5%
     5,687,000              Kraft Heinz Foods Co., 3.5%, 6/6/22                       $    5,875,808
     4,353,000              Kraft Heinz Foods Co., 3.95%, 7/15/25                          4,476,059
     4,119,000              Mondelez International Holdings Co., 2.00%,
                            10/28/21 (144A)                                                4,013,216
     6,375,000              Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                   6,408,611
     3,075,000              Tyson Foods Inc., 1.76%, 6/2/20                                3,088,917
                                                                                      --------------
                                                                                      $   23,862,611
----------------------------------------------------------------------------------------------------
                            Tobacco -- 0.3%
    14,708,000              Reynolds American, Inc., 4.45%, 6/12/25                   $   15,757,416
                                                                                      --------------
                            Total Food, Beverage & Tobacco                            $   62,687,200
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 39

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                            Health Care Equipment -- 0.2%
     8,016,000              Becton Dickinson and Co., 3.734%, 12/15/24                $    8,147,350
----------------------------------------------------------------------------------------------------
                            Health Care Distributors -- 0.2%
     8,000,000              Cardinal Health, Inc., 3.079% , 6/15/24                   $    8,019,296
----------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.0%+
     2,400,000              NYU Hospitals Center, 4.428%, 7/1/42                      $    2,472,374
----------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.2%
     3,630,000              Humana Inc., 3.95%, 3/15/27                               $    3,783,026
     4,155,000              Molina Healthcare, Inc., 5.375%, 11/15/22                      4,399,106
                                                                                      --------------
                                                                                      $    8,182,132
                                                                                      --------------
                            Total Health Care Equipment & Services                    $   26,821,152
----------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 2.0%
                            Biotechnology -- 1.0%
       925,000              AbbVie, Inc., 2.85%, 5/14/23                              $      922,935
     1,370,000              AbbVie, Inc., 3.2%, 5/14/26                                    1,353,822
    12,760,000              AbbVie, Inc., 3.6%, 5/14/25                                   13,016,017
     8,035,000              Amgen, Inc., 4.4%, 5/1/45                                      8,253,142
     2,350,000              Amgen, Inc., 5.375%, 5/15/43                                   2,661,015
    12,900,000              Baxalta, Inc., 3.6%, 6/23/22                                  13,358,363
     3,550,000              Biogen, Inc., 3.625%, 9/15/22                                  3,712,803
     4,275,000              Biogen, Inc., 4.05%, 9/15/25                                   4,513,498
                                                                                      --------------
                                                                                      $   47,791,595
----------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.7%
     3,150,000              Johnson & Johnson, 4.375%, 12/5/33                        $    3,582,652
    11,155,000              Mylan NV, 3.95%, 6/15/26                                      11,302,681
     1,391,000              Perrigo Finance Unlimited Co., 3.5%, 3/15/21                   1,437,012
     4,570,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24                  4,640,314
     2,481,000              Perrigo Finance Unlimited Co., 4.375%, 3/15/26                 2,558,764
    10,140,000              Teva Pharmaceutical Finance Netherlands III BV,
                            2.8%, 7/21/23                                                  9,862,620
                                                                                      --------------
                                                                                      $   33,384,043
----------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.3%
       894,000              Agilent Technologies, Inc., 6.5%, 11/1/17                 $      906,840
    11,200,000              Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                 11,290,922
                                                                                      --------------
                                                                                      $   12,197,762
                                                                                      --------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                             $   93,373,400
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            BANKS -- 3.8%
                            Diversified Banks -- 3.4%
     6,485,000              Australia & New Zealand Banking Group, Ltd.,
                            4.5%, 3/19/24 (144A)                                      $    6,774,289
     4,600,000       9.00   Banco Bilbao Vizcaya Argentaria SA, Floating Rate
                            Note (Perpetual)                                               4,806,945
     1,150,000              Bank of America Corp., 4.2%, 8/26/24                           1,193,820
     3,950,000       6.10   Bank of America Corp., Floating Rate Note (Perpetual)          4,291,082
     4,450,000              Banque Ouest Africaine de Developpement,
                            5.5%, 5/6/21 (144A)                                            4,715,487
     2,565,000              Barclays Bank Plc, 6.05%, 12/4/17 (144A)                       2,609,018
     5,250,000              Barclays Plc, 3.65%, 3/16/25                                   5,223,902
     3,000,000              Barclays Plc, 4.375%, 1/12/26                                  3,117,348
     1,200,000              BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                 1,245,600
     1,915,000              BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                   2,108,894
    17,005,000       7.62   BNP Paribas SA, Floating Rate Note (Perpetual) (144A)         18,705,500
     3,860,000              BPCE SA, 4.875%, 4/1/26 (144A)                                 4,075,870
    11,776,000       6.25   Citigroup, Inc., Floating Rate Note (Perpetual)               13,064,000
     1,985,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                2,124,446
     3,435,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                       3,644,147
     6,425,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                       6,710,347
    11,200,000              Credit Suisse Group Funding Guernsey, Ltd.,
                            3.8%, 9/15/22                                                 11,636,587
     3,416,000              Danske Bank, 6.125%, 12/31/49                                  3,569,720
     1,305,000              HSBC Bank Plc, 7.65%, 5/1/25                                   1,618,864
     4,525,000       6.88   HSBC Holdings Plc, Floating Rate Note (Perpetual)              4,887,000
    11,106,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                    11,670,185
     2,749,000              JPMorgan Chase & Co., 5.625%, 8/16/43                          3,302,632
     5,125,000              Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                   5,397,537
       840,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                      946,622
     4,500,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                          4,772,115
     5,600,000       6.12   Nordea Bank AB, Floating Rate Note (Perpetual) (144A)          5,852,000
    10,505,000       8.62   Royal Bank of Scotland Group Plc, Floating Rate
                            Note (Perpetual)                                              11,450,450
     2,600,000       4.50   Scotiabank Peru SAA, Floating Rate Note,
                            12/13/27 (144A)                                                2,664,610
     2,400,000       7.38   Societe Generale SA, Floating Rate Note
                            (Perpetual) (144A)                                             2,580,000
     4,800,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)                  4,840,901
     2,250,000              Turkiye Garanti Bankasi, 6.125%, 5/24/27 (144A)                2,227,347
     3,540,000              Wells Fargo Bank NA, 6.0%, 11/15/17                            3,596,010
                                                                                      --------------
                                                                                      $  165,423,275
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 41

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Regional Banks -- 0.4%
     7,000,000              Credit Suisse AG New York NY, 1.75%, 1/29/18              $    7,003,787
     7,378,000              KeyCorp, 5.1%, 3/24/21                                         8,072,550
     1,435,000              PNC Bank NA, 6.0%, 12/7/17                                     1,461,052
                                                                                      --------------
                                                                                      $   16,537,389
                                                                                      --------------
                            Total Banks                                               $  181,960,664
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.0%
                            Other Diversified Financial Services -- 0.0%+
     1,250,000       0.00   Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)      $    1,547,747
----------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.7%
     2,980,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)             $    3,281,132
    13,250,000       2.75   Mass Mutual Global Funding, Inc., 2.75%,
                            6/22/24 (144A)                                                13,152,109
     2,000,000              National Rural Utilities Cooperative Finance Corp.,
                            5.45%, 2/1/18                                                  2,043,650
    11,625,000              USAA Capital Corp., 2.45%, 8/1/20 (144A)                      11,728,358
                                                                                      --------------
                                                                                      $   30,205,249
----------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.9%
     2,250,000              Ally Financial, Inc., 4.625%, 3/30/25                     $    2,304,405
     5,050,000              Ally Financial, Inc., 5.125%, 9/30/24                          5,327,346
     7,695,000              American Honda Finance Corp., 1.2%, 7/14/17                    7,694,638
     1,465,000              Capital One Bank USA NA, 8.8%, 7/15/19                         1,644,903
     7,275,000              Capital One Financial Corp., 3.75%, 4/24/24                    7,433,821
     2,300,000              General Motors Financial Co., Inc., 3.7%, 11/24/20             2,379,741
    10,710,000              General Motors Financial Co., Inc., 4.0%, 1/15/25             10,755,550
     6,200,000              Hyundai Capital America, 2.0%, 3/19/18 (144A)                  6,204,173
                                                                                      --------------
                                                                                      $   43,744,577
----------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.5%
     1,725,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                            6/15/44 (144A)                                            $    1,876,665
     6,445,000              Blackstone Holdings Finance Co., LLC, 6.25%,
                            8/15/42 (144A)                                                 8,027,860
     2,400,000              Legg Mason, Inc., 3.95%, 7/15/24                               2,434,901
     2,175,000              Legg Mason, Inc., 4.75%, 3/15/26                               2,298,103
    10,345,000       2.22   The Bank of New York Mellon Corp., Floating Rate
                            Note, 10/30/23                                                10,577,711
                                                                                      --------------
                                                                                      $   25,215,240
----------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.4%
     5,450,000              Morgan Stanley, 4.1%, 5/22/23                             $    5,689,582
       300,000              Morgan Stanley, 4.875%, 11/1/22                                  325,724
       643,000              North American Development Bank, 2.3%, 10/10/18                  647,050

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- (continued)
     6,200,000              TD Ameritrade Holding Co., 3.30%, 4/1/27                  $    6,192,194
     4,400,000              UBS AG, 7.625%, 8/17/22                                        5,165,600
                                                                                      --------------
                                                                                      $   18,020,150
----------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.5%
     4,115,000              Credit Suisse Group AG, 7.125%, 7/29/65                   $    4,425,682
     4,031,000              GE Capital International Funding Co Unlimited
                            Co., 2.342%, 11/15/20                                          4,063,228
     6,900,000       2.85   ICBCIL Finance Co., Ltd., Floating Rate Note,
                            11/13/18 (144A)                                                6,960,368
     2,730,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                    2,965,705
     2,355,000              UBS Group AG, 7.125% , 8/1/65                                  2,541,045
                                                                                      --------------
                                                                                      $   20,956,028
                                                                                      --------------
                            Total Diversified Financials                              $  139,688,991
----------------------------------------------------------------------------------------------------
                            INSURANCE -- 4.5%
                            Insurance Brokers -- 0.2%
    10,625,000              Brown & Brown, Inc., 4.2%, 9/15/24                        $   11,146,209
----------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.8%
     7,000,000              Aflac, Inc., 3.625%, 11/15/24                             $    7,330,428
       800,000              AIG Global Funding, 7/2/20 (144A) (c)                            800,944
     2,425,000              Principal Life Global Funding II, 1.5%,
                            4/18/19 (144A)                                                 2,402,632
     4,250,000              Protective Life Corp., 7.375%, 10/15/19                        4,732,060
     1,090,000              Prudential Financial, Inc., 4.5%, 11/16/21                     1,182,235
     1,500,000       5.62   Prudential Financial, Inc., Floating Rate
                            Note, 6/15/43                                                  1,648,125
     8,043,000       5.88   Prudential Financial, Inc., Floating Rate
                            Note, 9/15/42                                                  8,961,511
       690,000              Teachers Insurance & Annuity Association of
                            America, 6.85%, 12/16/39 (144A)                                  944,820
     3,950,000              Teachers Insurance & Annuity, 4.27%,
                            5/15/47 (144A)                                                 4,043,651
     4,120,000              Teachers Insurance & Annuity, 4.90%,
                            9/15/44 (144A)                                                 4,611,442
                                                                                      --------------
                                                                                      $   36,657,848
----------------------------------------------------------------------------------------------------
                            Multi-line Insurance -- 0.3%
     5,985,000              AIG, 3.875%, 1/15/35                                      $    5,802,230
     2,335,000              AXA SA, 8.6%, 12/15/30                                         3,292,350
     5,325,000              Liberty Mutual Insurance Co., 7.697%
                            (Perpetual) (144A)                                             7,507,957
                                                                                      --------------
                                                                                      $   16,602,537
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 43

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.2%
     9,100,000              CNA Financial Corp., 4.5%, 3/1/26                         $    9,762,753
     1,850,000              Delphi Financial Group, Inc., 7.875%, 1/31/20                  2,077,050
                                                                                      --------------
                                                                                      $   11,839,803
----------------------------------------------------------------------------------------------------
                            Reinsurance -- 3.0%
     1,350,000              Ailsa 2017 Segregated Account (Artex SAC Ltd.),
                            6/15/18 (e)(f)                                            $    1,288,035
     1,700,000       0.50   Alamo Re, Ltd., Floating Rate Note, 6/8/20 (Cat
                            Bond) (144A)                                                   1,702,040
     2,750,000       6.13   Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                            Bond) (144A)                                                   2,788,225
       500,000       3.36   Aozora Re, Ltd., Floating Rate Note, 4/7/23 (Cat
                            Bond) (144A)                                                     507,500
       900,000              Arlington Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 8/31/16 (e)(f)                               43,740
       750,000              Arlington Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 8/31/17 (e)(f)                               97,875
     2,000,000              Berwick Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 2/1/19 (e)(f)                             2,060,400
       500,000       4.34   Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                            (Cat Bond) (144A)                                                508,300
     2,000,000              Berwick 2016-1 Segregated Account (Artex SAC
                            Ltd.), Variable Rate Notes, 2/1/18 (e)(f)                         95,000
       800,000              Berwick Segregated Account (Artex SAC Ltd.),
                            Variable Rate Note, 1/22/16 (e)(f)                                24,000
     1,350,000       5.85   Caelus Re IV, Ltd., Floating Rate Note, 3/6/20 (Cat
                            Bond) (144A)                                                   1,406,835
       750,000       0.05   Caelus Re IV, Ltd., Floating Rate Note, 6/5/20 (Cat
                            Bond) (144A)                                                     750,300
     1,000,000       0.50   Caelus Re IV, Ltd., Floating Rate Note, 6/5/20 (Cat
                            Bond) (144A)                                                   1,004,600
     3,600,000              Carnoustie 2016-N,Segregated Account (Artex
                            SAC Ltd.), Variable Rate Notes, 11/30/20 (e)(f)                  389,520
     3,000,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 2/19/16 (e)(f)                               61,200
     4,500,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 11/30/21 (e)(f)                           4,612,050
     1,400,000              Casablanca Re, Variable Rate Notes, 6/4/20 (Cat
                            Bond)                                                          1,401,120
     3,366,000              Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (e)(f)          3,476,741
     1,590,000              Eden Re II, Ltd., Variable Rate Notes, 3/22/21
                            (144A) (e)(f)                                                  1,641,834
         3,060              Eden Re II, Ltd., Variable Rate Notes, 4/23/19
                            (144A) (e)(f)                                                     67,038
         2,176              Eden Re II, Variable Rate Notes, 4/23/19 (e)(f)                  174,354

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
     1,300,000       5.48   Galilei Re, Ltd., Floating Rate Note, 1/8/20 (Cat
                            Bond) (144A)                                              $    1,293,110
     1,300,000       6.34   Galilei Re, Ltd., Floating Rate Note, 1/8/20 (Cat
                            Bond) (144A)                                                   1,297,790
     1,400,000       7.34   Galilei Re, Ltd., Floating Rate Note, 1/8/20 (Cat
                            Bond) (144A)                                                   1,404,060
     1,500,000       5.51   Galilei Re, Ltd., Floating Rate Note, 1/8/21 (Cat
                            Bond) (144A)                                                   1,500,750
     1,200,000       6.26   Galilei Re, Ltd., Floating Rate Note, 1/8/21 (Cat
                            Bond) (144A)                                                   1,201,320
     1,500,000       7.26   Galilei Re, Ltd., Floating Rate Note, 1/8/21 (Cat
                            Bond) (144A)                                                   1,514,850
     3,500,000              Gleneagles Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 11/30/20 (e)(f)                             410,200
     2,800,000       2.52   Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                            (Cat Bond) (144A)                                              2,785,720
     1,800,000              Gulfstream Segregated Account, (Artex SAC Ltd.),
                            6/12/18 (e)(f)                                                 1,694,520
     5,100,000              Gullane Segregated Account (Artex SAC Ltd.),
                            Variable Rate Note 11/30/20 (e)(f)                               111,180
     5,100,000              Gullane Segregated Account (Artex SAC Ltd.),
                            Variable Rate Note 11/30/21 (e)(f)                             5,370,810
     1,700,000       0.00   International Bank For Reconstruction & Development,
                            Series A, Floating Rate Note, 6/15/20 (Cat Bond)               1,700,000
     2,600,000              Kilimanjaro Re, Ltd., 7.166%, 4/20/21
                            (Cat Bond) (144A)                                              2,633,540
     3,500,000              Kilimanjaro Re, Ltd., 8.62%, 4/20/21
                            (Cat Bond) (144A)                                              3,552,500
       700,000       4.50   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                            (Cat Bond) (144A)                                                711,550
     3,000,000       7.25   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                              3,032,100
     1,500,000       9.41   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                              1,496,700
       350,000       5.25   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                                349,685
     3,700,000       5.50   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                              3,687,790
     2,800,000              Kingsbarns 2017 Segregated Account (Artex
                            SAC Ltd.), 5/15/18 (e)(f)                                      2,667,560
     1,000,000              Lahinch Re, Variable Rate Notes, 5/10/21 (e)(f)                   17,800
       600,000       0.00   Limestone Re, Ltd., 8/31/21 (e)(f)                               607,800
     1,750,000       0.00   Limestone Re, Ltd., 8/31/21 (e)(f)                             1,772,750
       250,000      10.54   Loma Reinsurance Bermuda, Ltd., Floating Rate
                            Note, 1/8/18 (Cat Bond) (144A)                                   248,150
     4,000,000       4.05   Long Point Re III, Ltd., Floating Rate Note, 5/23/18
                            (Cat Bond) (144A)                                              4,026,800
     3,000,000              Lorenz Re 2017, Ltd., Variable Rate Notes,
                            3/31/20 (e)(f)                                                 3,060,300

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 45

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
     1,300,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e)(f)      $        7,540
     4,050,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (e)(f)             226,800
     1,500,000              Madison Re, Variable Rate Notes,, 12/31/19 (e)(f)              1,528,650
     2,000,000              Madison Re, Variable Rate Notes, 3/31/19 (e)(f)                  127,000
     1,000,000              Oakmont Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 4/13/18 (e)(f)                              922,600
     3,000,000              Pangaea Re Series, 11/30/21 (e)(f)                             3,117,600
     3,600,000              Pangaea Re, Series 2015-1, Principal at Risk
                            Notes, 2/1/19 (e)(f)                                              16,200
     4,000,000              Pangaea Re, Series 2015-2, Principal at Risk
                            Notes, 11/30/19 (e)(f)                                           307,600
     3,000,000              Pangaea Re, Series 2016-2, Principal at Risk
                            Notes, 11/30/20 (e)(f)                                           161,400
     4,500,000              Pangaea Re., Variable Rate Notes, 2/1/20 (e)(f)                  413,550
     3,200,000       5.15   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                            (Cat Bond) (144A)                                              3,212,480
     4,000,000              Artex Sac Ltd., Pinehurst Segregated Account
                            (Artex SAC Ltd.), Variable Rate Notes, 1/16/18 (e)(f)          3,884,800
     1,000,000              Prestwick Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 7/1/16 (e)(f)                                17,000
     2,000,000       7.13   Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                            (Cat Bond) (144A)                                              2,010,400
     2,500,000       3.93   Residential Reinsurance 2016, Ltd., Floating Rate
                            Note, 12/6/23 (Cat Bond) (144A)                                2,458,500
     3,600,000       0.00   Resilience Re, Ltd., Floating Rate Note, 4/7/18
                            (e)(f) (144A)                                                  3,300,840
     3,600,000       0.00   Resilience Re, Ltd., Floating Rate Note, 4/7/17
                            (e)(f)                                                            77,400
     3,600,000       4.50   Resilience Re, Ltd., Floating Rate Note, 1/9/19
                            (e)(f)                                                         3,600,000
     2,200,000       3.30   Resilience Re, Ltd., Floating Rate Note, 1/9/19
                            (e)(f)                                                         2,200,000
     1,600,000       4.13   Sanders Re, Ltd., Floating Rate Note, 12/6/21
                            (Cat Bond) (144A)                                              1,600,320
     2,550,000       3.75   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                            (Cat Bond) (144A)                                              2,545,155
     2,400,000              Sector Re V Ltd., Variable Rate Notes, 3/1/22
                            (144A) (e)(f)                                                  2,422,800
         1,399              Sector Re V, Ltd., Variable Rate Notes, 3/1/21
                            (144A) (e)(f)                                                     70,357
     1,100,000              Sector Re V, Ltd., Variable Rate Notes, 12/1/21
                            (144A) (e)(f)                                                  1,155,440
         3,874              Sector Re V, Ltd., Variable Rate Notes, 3/1/21 (e)(f)            297,753
         5,213              Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                            (144A) (e)(f)                                                     38,672
     2,000,000              Shenandoah 2017-1 Segregated Account (Artex
                            SAC Ltd.), Variable Rate Notes, 7/7/17 (e)(f)                  2,000,000

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
     2,000,000              Silverton Re, Ltd., Variable Rate Notes, 9/18/19
                            (144A) (e)(f)                                             $    2,149,800
     1,000,000              Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                            (144A) (e)(f)                                                      2,000
     1,700,000              Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                            (144A) (e)(f)                                                     82,960
     1,000,000       3.03   Skyline Re, Ltd., Floating Rate Note, 1/6/20
                            (Cat Bond)                                                       996,800
     3,000,000              St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/19 (e)(f)                             3,157,800
     1,520,000              St. Andrews 2017-4 Segregated Account (Artex
                            SAC Ltd.), 1/16/18 (e)(f)                                      1,435,184
     1,737,984              St. Andrews 2017-4 Segregated Account (Artex
                            SAC Ltd.), 6/1/19 (e)(f)                                       1,747,195
     1,300,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                            Variable Rate Notes, 1/22/16 (e)(f)                               25,610
     2,000,000              St. Andrews Segregated Account (Artex SAC Ltd.),
                            Varianble Rate Notes, 2/1/18 (e)(f)                              281,200
     2,700,000       0.00   Ursa Re, Ltd., Floating Rate Note, 5/20/27 (Cat
                            Bond) (144A)                                                   2,702,430
       800,000       6.00   Ursa Re, Ltd., Floating Rate Note, 5/27/20 (Cat
                            Bond) (144A)                                                     800,640
     3,000,000       4.53   Ursa Re, Ltd., Floating Rate Note, 12/10/19 (Cat
                            Bond) (144A)                                                   3,009,900
     4,000,000              Versutus 2016 Class A, Variable Rate Notes,
                            11/30/21 (e)(f)                                                4,103,600
     4,000,000              Versutus 2016, Class A-1, Variable Rate Notes,
                            11/30/20 (e)(f)                                                  174,800
     1,750,000       2.01   Vitality Re V, Ltd., Floating Rate Note, 1/7/19 (Cat
                            Bond) (144A)                                                   1,745,100
     2,900,000       2.47   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                            (Cat Bond) (144A)                                              2,926,100
     1,000,000       3.15   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                            (Cat Bond) (144A)                                              1,017,100
                                                                                      --------------
                                                                                      $  136,329,118
                                                                                      --------------
                            Total Insurance                                           $  212,575,515
----------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 1.5%
                            Diversified REIT -- 0.6%
     1,480,000              Essex Portfolio LP, 3.625%, 5/1/27                        $    1,476,350
     2,175,000              Duke Realty LP, 3.625%, 4/15/23                                2,227,133
     8,560,000              Duke Realty LP, 3.75%, 12/1/24                                 8,791,171
     9,500,000              Essex Portfolio LP, 3.5%, 4/1/25                               9,497,862
     3,985,000              Ventas Realty LP, 3.125%, 6/15/23                              3,961,353
                                                                                      --------------
                                                                                      $   25,953,869
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 47

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Office REIT -- 0.5%
     2,681,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20     $    2,699,408
     2,768,000              Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23           2,859,917
     1,350,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27          1,374,967
     3,415,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22            3,649,341
     2,032,000              Highwoods Realty LP, 3.2%, 6/15/21                             2,052,558
     3,390,000              Highwoods Realty LP, 3.625%, 1/15/23                           3,427,395
     7,325,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                7,142,659
                                                                                      --------------
                                                                                      $   23,206,245
----------------------------------------------------------------------------------------------------
                            Health Care REIT -- 0.2%
     4,675,000              Healthcare Trust Of America, 3.75%, 7/1/27                $    4,621,032
     6,805,000              Healthcare Trust of America Holdings LP, 3.5%, 8/1/26          6,654,433
                                                                                      --------------
                                                                                      $   11,275,465
----------------------------------------------------------------------------------------------------
                            Residential REIT -- 0.2%
    10,450,000              UDR, Inc., 4.0%, 10/1/25                                  $   10,807,244
                                                                                      --------------
                            Total Real Estate                                         $   71,242,823
----------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.8%
                            IT Consulting & Other Services -- 0.1%
     3,045,000              J2 Cloud LLC/Global Inc., 6.00%, 7/15/25 (144A)           $    3,136,350
----------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 0.1%
     3,000,000              Cardtronics, Inc., 5.125%, 8/1/22                         $    3,045,000
     4,550,000              Visa, Inc., 2.2%, 12/14/20                                     4,588,043
                                                                                      --------------
                                                                                      $    7,633,043
----------------------------------------------------------------------------------------------------
                            Application Software -- 0.2%
     8,560,000              Adobe Systems, Inc., 3.25%, 2/1/25                        $    8,749,125
----------------------------------------------------------------------------------------------------
                            Systems Software -- 0.4%
     4,770,000              CA Inc., 3.60%, 8/15/22                                   $    4,823,524
     5,225,000              Microsoft Corp., 2.0%, 8/8/23                                  5,091,648
    10,600,000              Oracle Corp., 2.5%, 5/15/22                                   10,700,594
                                                                                      --------------
                                                                                      $   20,615,766
                                                                                      --------------
                            Total Software & Services                                 $   40,134,284
----------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                            Computer Hardware Storage & Peripherals -- 0.1%
     4,600,000              NCR Corp., 4.625%, 2/15/21                                $    4,692,000
----------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.3%
     3,065,000              Amphenol Corp., 3.20%, 4/1/24                             $    3,096,229
     8,412,000              Amphenol Corp., 3.125%, 9/15/21                                8,607,579
                                                                                      --------------
                                                                                      $   11,703,808
----------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.1%
     5,780,000              Flex, Ltd., 4.75%, 6/15/25                                $    6,139,412
                                                                                      --------------
                            Total Technology Hardware & Equipment                     $   22,535,220
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.5%
                            Semiconductors -- 0.5%
    10,545,000              Broadcom Corp., 3.625%, 1/15/24 (144A)                    $   10,787,514
    11,075,000              Intel Corp., 4.8%, 10/1/41                                    12,686,379
                                                                                      --------------
                                                                                      $   23,473,893
                                                                                      --------------
                            Total Semiconductors & Semiconductor Equipment            $   23,473,893
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.8%
                            Integrated Telecommunication Services -- 0.6%
     2,035,000              CenturyLink, Inc., 5.8%, 3/15/22                          $    2,116,400
    14,575,000              Deutsche Telekom International Finance BV,
                            3.6%, 1/19/27 (144A)                                          14,829,013
     4,300,000              Frontier Communications Corp., 7.125%, 1/15/23                 3,579,750
     4,800,000              GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)          4,745,808
     2,750,000              Telefonica Emisiones SAU, 6.221%, 7/3/17                       2,750,000
     1,500,000              Unison Ground Lease Funding LLC, 2.981%,
                            3/16/43 (144A)                                                 1,470,522
                                                                                      --------------
                                                                                      $   29,491,493
----------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.2%
     2,200,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)           $    2,347,662
     1,625,000              Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                1,747,024
     3,100,000              SBA Tower Trust, 2.877%, 7/15/21 (144A)                        3,093,645
                                                                                      --------------
                                                                                      $    7,188,331
                                                                                      --------------
                            Total Telecommunication Services                          $   36,679,824
----------------------------------------------------------------------------------------------------
                            UTILITIES -- 3.1%
                            Electric Utilities -- 2.1%
       980,000              Commonwealth Edison Co., 6.15%, 9/15/17                   $      988,874
     5,000,000              Edp Finance BV, 3.625%, 7/15/24 (144A)                         4,936,690
     4,250,000              Electricite de France SA, 6.0%, 1/22/14 (144A)                 4,677,146
     2,150,000       5.25   Electricite de France SA, Floating Rate Note
                            (Perpetual) (144A)                                             2,205,900
     2,800,000              Enel Finance International NV, 4.75%,
                            5/25/47 (144A)                                                 2,881,085
     3,365,000              Enel Finance International NV, 5.125%,
                            10/7/19 (144A)                                                 3,580,407
     2,320,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                2,760,800
     6,365,000              Exelon Corp., 2.85%, 6/15/20                                   6,466,394
       416,827              FPL Energy American Wind LLC, 6.639%,
                            6/20/23 (144A)                                                   427,247
     4,655,000              Iberdrola International BV, 6.75%, 7/15/36                     6,058,706
     2,725,000              Indiana Michigan Power Co., 4.55%, 3/15/46                     2,980,878
     5,450,000              Israel Electric Corp, Ltd., 5.0%, 11/12/24                     5,856,025

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 49

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Electric Utilities -- (continued)
     1,925,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)        $    2,064,355
       610,000              Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)              713,670
       910,000              Nevada Power Co., 6.5%, 8/1/18                                   956,525
     6,536,000              NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19            6,566,000
    10,270,000              Nextera Energy Capital, 3.55%, 5/1/27                         10,433,129
       337,003              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                   331,948
    11,910,000              PPL Capital Funding, Inc., 3.1%, 5/15/26                      11,656,174
     2,690,000              Public Service Co. of New Mexico, 7.95%, 5/15/18               2,830,604
     4,428,571              Southern California Edison Co., 1.845%, 2/1/22                 4,372,833
     5,720,000       6.25   Southern California Edison Co., Floating Rate
                            Note (Perpetual)                                               6,334,900
    10,800,000              Southwestern Electric Power Co., 3.9%, 4/1/45                 10,592,813
                                                                                      --------------
                                                                                      $  100,673,103
----------------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.1%
     2,215,000              AmeriGas Partners LP, 5.5%, 5/20/25                       $    2,259,300
     2,125,000              DCP Midstream Operating LP, 5.6%, 4/1/44                       2,002,812
     2,043,789              Nakilat, Inc., 6.267%, 12/31/33 (144A)                         2,319,700
                                                                                      --------------
                                                                                      $    6,581,812
----------------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.6%
     8,385,000              Consolidated Edison Co. of New York, Inc.,
                            4.625%, 12/1/54                                           $    9,253,443
     6,728,000              Dominion Energy Inc., 2.579 % 7/1/20                           6,762,757
     2,700,000              Dominion Resources, Inc. Virginia, 2.75%, 1/15/22              2,714,683
     5,055,000              New York State Electric & Gas Corp., 6.15%,
                            12/15/17 (144A)                                                5,149,104
       137,401              Ormat Funding Corp., 8.25%, 12/30/20                             137,401
     2,392,857              San Diego Gas & Electric Co., 1.914%, 2/1/22                   2,366,727
                                                                                      --------------
                                                                                      $   26,384,115
----------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.3%
       471,946              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)              $      534,787
     2,850,000              Calpine Corp., 5.25%, 6/1/26 (144A)                            2,793,000
     3,005,000              Calpine Corp., 5.75%, 1/15/25                                  2,817,188
       942,269              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                 977,634
     4,035,000              NRG Energy, Inc., 6.625%, 3/15/23                              4,145,962
       750,000              NRG Energy, Inc., 7.25%, 5/15/26                                 776,250
       182,000              NRG Energy, Inc., 7.875%, 5/15/21                                187,915
                                                                                      --------------
                                                                                      $   12,232,736
                                                                                      --------------
                            Total Utilities                                           $  145,871,766
----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $1,549,794,313)                                     $1,598,902,650
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 33.8%
       260,913              Fannie Mae, 2.5%, 1/1/43                                  $      252,804
       136,314              Fannie Mae, 2.5%, 1/1/46                                         131,529
       284,091              Fannie Mae, 2.5%, 12/1/42                                        275,260
       300,594              Fannie Mae, 2.5%, 12/1/42                                        291,253
       242,249              Fannie Mae, 2.5%, 12/1/43                                        234,396
       104,056              Fannie Mae, 2.5%, 2/1/43                                         100,826
       120,292              Fannie Mae, 2.5%, 2/1/43                                         116,153
     2,839,815              Fannie Mae, 2.5%, 2/1/43                                       2,751,543
       382,080              Fannie Mae, 2.5%, 3/1/43                                         370,212
       172,033              Fannie Mae, 2.5%, 3/1/44                                         166,696
       127,876              Fannie Mae, 2.5%, 4/1/43                                         123,903
       320,971              Fannie Mae, 2.5%, 4/1/45                                         309,697
       513,181              Fannie Mae, 2.5%, 4/1/45                                         495,167
       614,032              Fannie Mae, 2.5%, 4/1/45                                         592,465
       684,234              Fannie Mae, 2.5%, 4/1/45                                         660,206
       791,292              Fannie Mae, 2.5%, 4/1/45                                         763,507
     1,338,030              Fannie Mae, 2.5%, 4/1/45                                       1,291,071
     1,639,154              Fannie Mae, 2.5%, 4/1/45                                       1,581,607
        75,146              Fannie Mae, 2.5%, 5/1/45                                          72,508
     1,509,115              Fannie Mae, 2.5%, 7/1/30                                       1,522,358
     1,515,874              Fannie Mae, 2.5%, 7/1/30                                       1,529,174
     2,550,870              Fannie Mae, 2.5%, 7/1/30                                       2,573,237
        91,143              Fannie Mae, 2.5%, 7/1/45                                          87,944
       376,794              Fannie Mae, 2.5%, 8/1/43                                         365,085
       285,845              Fannie Mae, 2.5%, 8/1/45                                         275,820
     8,373,703              Fannie Mae, 3.0%, 1/1/47                                       8,409,000
     3,417,961              Fannie Mae, 3.0%, 10/1/30                                      3,512,118
     9,573,506              Fannie Mae, 3.0%, 10/1/46                                      9,567,345
     9,669,071              Fannie Mae, 3.0%, 11/1/46                                      9,662,849
     1,395,767              Fannie Mae, 3.0%, 12/1/42                                      1,403,846
     2,708,430              Fannie Mae, 3.0%, 2/1/43                                       2,724,082
     1,060,386              Fannie Mae, 3.0%, 3/1/45                                       1,062,991
     2,840,374              Fannie Mae, 3.0%, 3/1/47                                       2,838,546
     8,112,038              Fannie Mae, 3.0%, 5/1/30                                       8,331,606
     7,536,326              Fannie Mae, 3.0%, 5/1/31                                       7,754,903
       744,179              Fannie Mae, 3.0%, 5/1/43                                         748,470
    10,366,423              Fannie Mae, 3.0%, 5/1/43                                      10,409,317
       704,751              Fannie Mae, 3.0%, 5/1/46                                         707,697
     1,031,348              Fannie Mae, 3.0%, 5/1/46                                       1,034,221
     7,637,126              Fannie Mae, 3.0%, 6/1/45                                       7,665,934
     2,339,244              Fannie Mae, 3.0%, 7/1/30                                       2,402,561

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 51

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       705,467              Fannie Mae, 3.0%, 7/1/43                                  $      708,339
    18,069,800              Fannie Mae, 3.0%, 8/1/42                                      18,146,251
     1,722,133              Fannie Mae, 3.0%, 8/1/43                                       1,728,979
     4,061,989              Fannie Mae, 3.0%, 9/1/28                                       4,183,674
     4,694,431              Fannie Mae, 3.0%, 9/1/42                                       4,717,151
     4,864,151              Fannie Mae, 3.0%, 9/1/43                                       4,883,517
     5,106,866              Fannie Mae, 3.0%, 9/1/46                                       5,103,580
     6,462,186              Fannie Mae, 3.5%, 1/1/46                                       6,641,183
     8,101,967              Fannie Mae, 3.5%, 1/1/46                                       8,326,384
     2,806,383              Fannie Mae, 3.5%, 1/1/47                                       2,884,117
     5,180,677              Fannie Mae, 3.5%, 1/1/47                                       5,324,177
     7,419,099              Fannie Mae, 3.5%, 1/1/47                                       7,663,594
    12,040,659              Fannie Mae, 3.5%, 1/1/47                                      12,399,220
       620,347              Fannie Mae, 3.5%, 10/1/41                                        641,712
     1,745,511              Fannie Mae, 3.5%, 10/1/45                                      1,797,242
       616,259              Fannie Mae, 3.5%, 10/1/46                                        634,583
     1,109,834              Fannie Mae, 3.5%, 10/1/46                                      1,140,575
     1,232,540              Fannie Mae, 3.5%, 11/1/40                                      1,273,303
       264,870              Fannie Mae, 3.5%, 11/1/42                                        273,534
    13,437,161              Fannie Mae, 3.5%, 11/1/45                                     13,936,915
     1,227,265              Fannie Mae, 3.5%, 11/1/46                                      1,261,259
     1,206,357              Fannie Mae, 3.5%, 12/1/26                                      1,255,958
       578,857              Fannie Mae, 3.5%, 12/1/42                                        597,789
       649,331              Fannie Mae, 3.5%, 12/1/42                                        670,563
     2,691,321              Fannie Mae, 3.5%, 12/1/45                                      2,765,868
     3,014,923              Fannie Mae, 3.5%, 12/1/45                                      3,098,433
     5,374,849              Fannie Mae, 3.5%, 12/1/45                                      5,523,727
     4,936,622              Fannie Mae, 3.5%, 12/1/46                                      5,073,362
     2,253,236              Fannie Mae, 3.5%, 2/1/29                                       2,345,908
     5,833,783              Fannie Mae, 3.5%, 2/1/44                                       5,996,604
     6,309,983              Fannie Mae, 3.5%, 2/1/45                                       6,515,501
     3,460,399              Fannie Mae, 3.5%, 2/1/46                                       3,556,249
     5,726,954              Fannie Mae, 3.5%, 2/1/46                                       5,885,585
     6,281,278              Fannie Mae, 3.5%, 2/1/47                                       6,455,264
     2,256,129              Fannie Mae, 3.5%, 3/1/46                                       2,318,622
       867,691              Fannie Mae, 3.5%, 4/1/26                                         903,367
     1,900,604              Fannie Mae, 3.5%, 4/1/45                                       1,961,090
     4,631,916              Fannie Mae, 3.5%, 4/1/46                                       4,760,216
     2,848,162              Fannie Mae, 3.5%, 5/1/46                                       2,941,937
     8,138,703              Fannie Mae, 3.5%, 5/1/47                                       8,364,137
     8,696,820              Fannie Mae, 3.5%, 5/1/47                                       8,937,714

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     3,163,931              Fannie Mae, 3.5%, 6/1/28                                  $    3,294,558
       553,158              Fannie Mae, 3.5%, 6/1/42                                         571,309
     7,349,578              Fannie Mae, 3.5%, 6/1/45                                       7,567,194
     3,224,230              Fannie Mae, 3.5%, 7/1/42                                       3,325,519
    12,305,836              Fannie Mae, 3.5%, 7/1/46                                      12,646,695
    12,454,522              Fannie Mae, 3.5%, 7/1/47                                      12,849,564
     3,408,942              Fannie Mae, 3.5%, 8/1/42                                       3,514,281
     3,080,855              Fannie Mae, 3.5%, 8/1/45                                       3,166,191
     8,966,472              Fannie Mae, 3.5%, 8/1/45                                       9,299,944
     9,088,450              Fannie Mae, 3.5%, 8/1/46                                       9,340,191
       496,366              Fannie Mae, 3.5%, 9/1/26                                         517,466
     3,137,693              Fannie Mae, 3.5%, 9/1/44                                       3,224,604
     6,701,936              Fannie Mae, 3.5%, 9/1/45                                       6,924,422
     8,670,926              Fannie Mae, 3.5%, 9/1/45                                       8,911,102
     9,536,663              Fannie Mae, 3.5%, 9/1/46                                       9,800,820
     1,098,209              Fannie Mae, 3.763%, 12/1/20                                    1,153,851
       419,665              Fannie Mae, 4.0%, 1/1/42                                         442,769
     3,410,572              Fannie Mae, 4.0%, 1/1/42                                       3,598,600
       132,178              Fannie Mae, 4.0%, 1/1/44                                         139,014
        84,994              Fannie Mae, 4.0%, 1/1/45                                          89,390
       226,798              Fannie Mae, 4.0%, 1/1/45                                         238,526
       423,409              Fannie Mae, 4.0%, 1/1/45                                         445,305
     2,818,646              Fannie Mae, 4.0%, 1/1/46                                       2,964,411
    14,392,445              Fannie Mae, 4.0%, 1/1/47                                      15,141,421
     7,481,179              Fannie Mae, 4.0%, 10/1/40                                      7,997,417
     1,720,714              Fannie Mae, 4.0%, 10/1/41                                      1,818,605
     1,681,796              Fannie Mae, 4.0%, 10/1/42                                      1,774,680
    12,067,072              Fannie Mae, 4.0%, 10/1/43                                     12,770,761
     1,869,042              Fannie Mae, 4.0%, 10/1/44                                      1,965,698
     3,489,631              Fannie Mae, 4.0%, 10/1/45                                      3,670,096
     5,379,456              Fannie Mae, 4.0%, 10/1/45                                      5,657,652
     3,842,191              Fannie Mae, 4.0%, 11/1/43                                      4,079,094
       108,331              Fannie Mae, 4.0%, 11/1/44                                        113,934
       147,850              Fannie Mae, 4.0%, 11/1/44                                        155,496
       282,649              Fannie Mae, 4.0%, 11/1/44                                        297,266
     6,091,719              Fannie Mae, 4.0%, 11/1/44                                      6,406,749
       111,509              Fannie Mae, 4.0%, 11/1/45                                        117,276
     4,405,152              Fannie Mae, 4.0%, 11/1/45                                      4,632,962
     9,569,389              Fannie Mae, 4.0%, 11/1/45                                     10,157,125
     1,664,243              Fannie Mae, 4.0%, 11/1/46                                      1,750,308

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 53

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     1,359,418              Fannie Mae, 4.0%, 12/1/40                                 $    1,453,343
     1,292,146              Fannie Mae, 4.0%, 12/1/41                                      1,363,467
     4,586,776              Fannie Mae, 4.0%, 12/1/43                                      4,867,260
        58,073              Fannie Mae, 4.0%, 12/1/44                                         61,076
       520,110              Fannie Mae, 4.0%, 12/1/44                                        547,007
     6,926,618              Fannie Mae, 4.0%, 12/1/45                                      7,284,825
     2,740,965              Fannie Mae, 4.0%, 2/1/42                                       2,891,542
     6,999,789              Fannie Mae, 4.0%, 2/1/42                                       7,385,454
     6,319,720              Fannie Mae, 4.0%, 2/1/44                                       6,646,541
        52,279              Fannie Mae, 4.0%, 2/1/45                                          54,982
       225,964              Fannie Mae, 4.0%, 2/1/45                                         237,682
       471,236              Fannie Mae, 4.0%, 2/1/45                                         495,605
     7,238,644              Fannie Mae, 4.0%, 2/1/46                                       7,617,493
       618,068              Fannie Mae, 4.0%, 2/1/47                                         654,569
     1,297,221              Fannie Mae, 4.0%, 3/1/42                                       1,373,323
     5,474,769              Fannie Mae, 4.0%, 3/1/45                                       5,757,894
       340,460              Fannie Mae, 4.0%, 4/1/25                                         358,393
     2,991,809              Fannie Mae, 4.0%, 4/1/39                                       3,162,563
       818,626              Fannie Mae, 4.0%, 4/1/41                                         869,191
     1,205,408              Fannie Mae, 4.0%, 4/1/41                                       1,271,812
       290,521              Fannie Mae, 4.0%, 4/1/42                                         305,837
       698,202              Fannie Mae, 4.0%, 4/1/42                                         736,637
     2,954,744              Fannie Mae, 4.0%, 4/1/42                                       3,117,686
     1,846,708              Fannie Mae, 4.0%, 4/1/46                                       1,942,209
     3,497,528              Fannie Mae, 4.0%, 4/1/47                                       3,696,322
     3,564,225              Fannie Mae, 4.0%, 4/1/47                                       3,748,547
     5,555,892              Fannie Mae, 4.0%, 4/1/47                                       5,871,685
       973,875              Fannie Mae, 4.0%, 5/1/41                                       1,027,543
       171,244              Fannie Mae, 4.0%, 6/1/42                                         180,701
       429,686              Fannie Mae, 4.0%, 6/1/42                                         452,018
        95,400              Fannie Mae, 4.0%, 6/1/44                                         100,333
       139,174              Fannie Mae, 4.0%, 6/1/44                                         146,372
     6,796,370              Fannie Mae, 4.0%, 6/1/46                                       7,147,841
       586,377              Fannie Mae, 4.0%, 6/1/47                                         619,706
     2,175,000              Fannie Mae, 4.0%, 6/1/47                                       2,298,626
     3,482,151              Fannie Mae, 4.0%, 6/1/47                                       3,662,229
     5,375,000              Fannie Mae, 4.0%, 6/1/47                                       5,652,965
     9,552,088              Fannie Mae, 4.0%, 6/1/47                                      10,046,069
         5,301              Fannie Mae, 4.0%, 7/1/18                                           5,487
       167,021              Fannie Mae, 4.0%, 7/1/42                                         175,837
     3,936,262              Fannie Mae, 4.0%, 7/1/42                                       4,177,994

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       362,121              Fannie Mae, 4.0%, 7/1/44                                  $      380,848
     6,072,618              Fannie Mae, 4.0%, 7/1/44                                       6,386,660
     6,964,491              Fannie Mae, 4.0%, 7/1/46                                       7,324,656
     9,671,151              Fannie Mae, 4.0%, 7/1/46                                      10,171,289
     8,813,752              Fannie Mae, 4.0%, 8/1/42                                       9,299,559
     5,411,887              Fannie Mae, 4.0%, 8/1/43                                       5,692,566
       270,894              Fannie Mae, 4.0%, 8/1/44                                         284,903
       271,535              Fannie Mae, 4.0%, 8/1/44                                         285,577
     1,575,062              Fannie Mae, 4.0%, 8/1/44                                       1,656,515
     4,769,774              Fannie Mae, 4.0%, 8/1/44                                       5,016,441
     3,648,580              Fannie Mae, 4.0%, 8/1/45                                       3,863,064
     5,600,196              Fannie Mae, 4.0%, 8/1/46                                       5,889,808
     6,928,947              Fannie Mae, 4.0%, 8/1/46                                       7,287,274
     7,122,101              Fannie Mae, 4.0%, 8/1/46                                       7,490,417
        31,235              Fannie Mae, 4.0%, 9/1/20                                          32,335
     6,472,164              Fannie Mae, 4.0%, 9/1/43                                       6,813,305
        46,193              Fannie Mae, 4.0%, 9/1/44                                          48,582
       418,011              Fannie Mae, 4.0%, 9/1/44                                         439,628
       478,412              Fannie Mae, 4.0%, 9/1/44                                         503,153
     7,823,770              Fannie Mae, 4.0%, 9/1/44                                       8,284,856
     4,383,623              Fannie Mae, 4.5%, 1/1/42                                       4,741,556
     5,808,863              Fannie Mae, 4.5%, 1/1/42                                       6,283,964
     6,170,449              Fannie Mae, 4.5%, 1/1/44                                       6,628,360
       718,287              Fannie Mae, 4.5%, 1/1/47                                         771,655
       220,428              Fannie Mae, 4.5%, 10/1/35                                        237,260
        13,008              Fannie Mae, 4.5%, 11/1/20                                         13,329
       181,501              Fannie Mae, 4.5%, 11/1/20                                        187,442
     1,924,307              Fannie Mae, 4.5%, 11/1/40                                      2,081,742
       647,917              Fannie Mae, 4.5%, 11/1/43                                        695,551
       193,532              Fannie Mae, 4.5%, 12/1/40                                        209,487
     3,659,575              Fannie Mae, 4.5%, 12/1/43                                      3,981,138
     5,787,190              Fannie Mae, 4.5%, 12/1/43                                      6,210,310
     8,400,947              Fannie Mae, 4.5%, 12/1/43                                      9,026,975
       725,547              Fannie Mae, 4.5%, 2/1/41                                         784,854
     3,461,758              Fannie Mae, 4.5%, 2/1/44                                       3,720,351
     4,135,192              Fannie Mae, 4.5%, 2/1/44                                       4,440,713
       571,896              Fannie Mae, 4.5%, 2/1/47                                         613,565
     4,111,857              Fannie Mae, 4.5%, 2/1/47                                       4,412,325
     1,740,975              Fannie Mae, 4.5%, 4/1/41                                       1,883,120
        92,938              Fannie Mae, 4.5%, 5/1/41                                         100,558
     2,380,115              Fannie Mae, 4.5%, 5/1/41                                       2,572,670

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 55

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     3,121,666              Fannie Mae, 4.5%, 5/1/41                                  $    3,376,560
     3,775,722              Fannie Mae, 4.5%, 5/1/41                                       4,101,273
     7,186,700              Fannie Mae, 4.5%, 5/1/46                                       7,710,909
     1,077,123              Fannie Mae, 4.5%, 7/1/41                                       1,159,057
     1,320,444              Fannie Mae, 4.5%, 7/1/41                                       1,429,523
     1,467,536              Fannie Mae, 4.5%, 7/1/41                                       1,583,843
       532,906              Fannie Mae, 4.5%, 8/1/40                                         576,419
       946,480              Fannie Mae, 4.5%, 8/1/40                                       1,023,818
        42,833              Fannie Mae, 5.0%, 1/1/20                                          44,028
       101,101              Fannie Mae, 5.0%, 1/1/20                                         103,531
       161,285              Fannie Mae, 5.0%, 10/1/20                                        166,838
       214,880              Fannie Mae, 5.0%, 10/1/34                                        231,495
        16,955              Fannie Mae, 5.0%, 2/1/20                                          17,363
         9,409              Fannie Mae, 5.0%, 2/1/22                                           9,910
       135,721              Fannie Mae, 5.0%, 2/1/22                                         141,372
       829,934              Fannie Mae, 5.0%, 2/1/39                                         910,937
     3,165,815              Fannie Mae, 5.0%, 2/1/41                                       3,462,693
    12,303,930              Fannie Mae, 5.0%, 2/1/45                                      13,466,618
        70,803              Fannie Mae, 5.0%, 3/1/23                                          74,671
       298,075              Fannie Mae, 5.0%, 5/1/23                                         315,438
       625,865              Fannie Mae, 5.0%, 6/1/40                                         685,258
       696,893              Fannie Mae, 5.0%, 6/1/40                                         762,419
       155,216              Fannie Mae, 5.0%, 7/1/34                                         166,299
       486,626              Fannie Mae, 5.0%, 7/1/40                                         532,092
       709,645              Fannie Mae, 5.0%, 7/1/40                                         776,261
     1,010,873              Fannie Mae, 5.0%, 7/1/40                                       1,105,899
        19,115              Fannie Mae, 5.0%, 8/1/18                                          19,575
        10,319              Fannie Mae, 5.5%, 12/1/17                                         10,342
       329,102              Fannie Mae, 5.5%, 3/1/36                                         368,176
       159,188              Fannie Mae, 5.5%, 5/1/36                                         177,795
        18,737              Fannie Mae, 5.5%, 6/1/33                                          20,810
       176,743              Fannie Mae, 5.5%, 6/1/36                                         197,778
        90,727              Fannie Mae, 5.5%, 7/1/33                                         101,555
       580,628              Fannie Mae, 5.5%, 7/1/34                                         650,206
       116,844              Fannie Mae, 5.5%, 9/1/19                                         119,477
        53,874              Fannie Mae, 5.72%, 11/1/28                                        55,444
        35,344              Fannie Mae, 5.72%, 6/1/29                                         35,625
        25,970              Fannie Mae, 5.9%, 11/1/27                                         26,087
        79,554              Fannie Mae, 5.9%, 4/1/28                                          82,950
         3,605              Fannie Mae, 6.0%, 1/1/32                                           4,093
        49,813              Fannie Mae, 6.0%, 10/1/32                                         56,713

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        12,746              Fannie Mae, 6.0%, 10/1/34                                 $       14,525
        86,016              Fannie Mae, 6.0%, 10/1/35                                         96,710
        28,218              Fannie Mae, 6.0%, 11/1/33                                         32,198
        10,883              Fannie Mae, 6.0%, 11/1/34                                         12,434
       246,072              Fannie Mae, 6.0%, 11/1/34                                        280,485
       197,233              Fannie Mae, 6.0%, 12/1/35                                        225,137
        26,448              Fannie Mae, 6.0%, 12/1/37                                         30,004
        16,481              Fannie Mae, 6.0%, 2/1/32                                          18,749
         8,202              Fannie Mae, 6.0%, 2/1/33                                           9,221
         4,068              Fannie Mae, 6.0%, 2/1/35                                           4,642
         9,574              Fannie Mae, 6.0%, 2/1/35                                          10,933
         5,631              Fannie Mae, 6.0%, 3/1/32                                           6,389
        72,529              Fannie Mae, 6.0%, 3/1/33                                          82,614
        69,305              Fannie Mae, 6.0%, 4/1/33                                          77,948
       175,315              Fannie Mae, 6.0%, 4/1/35                                         200,245
        28,251              Fannie Mae, 6.0%, 5/1/35                                          31,899
       320,208              Fannie Mae, 6.0%, 6/1/38                                         363,653
       152,582              Fannie Mae, 6.0%, 7/1/33                                         172,236
       270,212              Fannie Mae, 6.0%, 7/1/33                                         304,039
        42,540              Fannie Mae, 6.0%, 7/1/38                                          47,897
         3,665              Fannie Mae, 6.0%, 8/1/32                                           4,168
       124,307              Fannie Mae, 6.0%, 8/1/34                                         142,141
           924              Fannie Mae, 6.0%, 9/1/29                                           1,049
           438              Fannie Mae, 6.0%, 9/1/32                                             498
         7,342              Fannie Mae, 6.0%, 9/1/34                                           8,314
        27,110              Fannie Mae, 6.0%, 9/1/34                                          30,918
        42,679              Fannie Mae, 6.0%, 9/1/34                                          48,701
        92,008              Fannie Mae, 6.0%, 9/1/34                                         103,747
         2,303              Fannie Mae, 6.5%, 1/1/31                                           2,547
         3,504              Fannie Mae, 6.5%, 10/1/31                                          3,876
        70,123              Fannie Mae, 6.5%, 10/1/32                                         77,559
       119,412              Fannie Mae, 6.5%, 11/1/37                                        135,010
        34,816              Fannie Mae, 6.5%, 11/1/47                                         37,433
       125,862              Fannie Mae, 6.5%, 12/1/31                                        139,209
         4,645              Fannie Mae, 6.5%, 2/1/32                                           5,137
        58,178              Fannie Mae, 6.5%, 3/1/32                                          64,606
         1,982              Fannie Mae, 6.5%, 4/1/31                                           2,193
         4,872              Fannie Mae, 6.5%, 5/1/31                                           5,389
        69,294              Fannie Mae, 6.5%, 6/1/31                                          76,642
         6,816              Fannie Mae, 6.5%, 7/1/29                                           7,538
       101,639              Fannie Mae, 6.5%, 7/1/32                                         114,510
        28,753              Fannie Mae, 6.5%, 7/1/34                                          31,802

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 57

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
         8,636              Fannie Mae, 6.5%, 8/1/31                                  $        9,552
         3,850              Fannie Mae, 6.5%, 9/1/31                                           4,258
         6,999              Fannie Mae, 6.5%, 9/1/31                                           7,852
        17,254              Fannie Mae, 7.0%, 1/1/32                                          20,063
           680              Fannie Mae, 7.0%, 12/1/30                                            717
         6,847              Fannie Mae, 7.0%, 12/1/30                                          7,633
        24,169              Fannie Mae, 7.0%, 12/1/31                                         25,603
         7,621              Fannie Mae, 7.0%, 4/1/31                                           8,959
         9,066              Fannie Mae, 7.0%, 9/1/31                                          10,543
       349,864              Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                   352,601
       218,758              Federal Home Loan Mortgage Corp., 2.5%, 4/1/30                   220,453
     3,159,039              Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                3,246,614
     1,371,413              Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                1,409,442
     7,367,230              Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                7,392,736
     1,355,518              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                1,357,678
     2,241,810              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                2,238,414
       815,088              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                   819,088
     2,067,421              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                 2,077,565
     6,124,637              Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                 6,115,359
       836,054              Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                   834,788
     2,540,025              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                 2,548,170
     1,827,070              Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                 1,829,553
     5,394,657              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                 5,403,255
     3,194,441              Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                 3,285,907
     1,381,873              Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                 1,379,779
     1,075,266              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                 1,078,935
     4,263,919              Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                 4,257,459
     2,453,124              Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                 2,522,130
     2,671,735              Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                2,749,499
     7,235,547              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                7,479,428
     8,202,943              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                8,433,692
     1,715,725              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                1,796,927
       127,536              Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                  131,124
     8,509,351              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                8,761,481
     7,127,324              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                7,327,816
     4,000,288              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                4,112,817
    12,007,720              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46               12,412,019
       306,280              Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                   319,196
     3,484,864              Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                 3,582,893
     4,281,608              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                 4,402,050
     1,775,545              Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                 1,832,095

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       864,433              Federal Home Loan Mortgage Corp., 3.5%, 4/1/45            $      888,749
     7,191,564              Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                 7,393,863
     8,402,975              Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                 8,688,259
       727,886              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                   751,028
     1,975,000              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                 2,030,557
     4,200,000              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                 4,318,146
     7,694,881              Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                 7,926,560
       228,998              Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                   236,810
     7,251,562              Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                 7,508,481
     9,815,000              Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                10,124,786
     3,067,479              Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                 3,164,941
       878,216              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                   904,364
    10,257,034              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                10,602,371
    10,795,901              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                11,137,192
    12,584,034              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                12,984,336
       657,227              Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                   679,508
     1,857,294              Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                 1,955,585
     1,933,047              Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                 2,034,547
     5,427,267              Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                5,730,201
       165,723              Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                  174,425
    10,729,896              Federal Home Loan Mortgage Corp., 4.0%, 11/1/41               11,483,447
       115,750              Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                  122,234
     1,642,366              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                1,728,602
     6,007,850              Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                6,323,307
       589,326              Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                   623,955
     1,309,947              Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                 1,378,730
     1,584,916              Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                 1,668,136
     2,376,460              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                 2,513,318
     3,779,331              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                 3,996,977
     7,566,864              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                 7,964,182
     7,784,800              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                 8,233,097
    12,228,704              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                12,870,804
     5,480,286              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                 5,768,043
       283,339              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                   298,216
       603,073              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                   634,739
    13,365,110              Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                14,066,879
       330,189              Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                   347,846
     5,063,175              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                 5,329,030

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 59

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     4,869,359              Federal Home Loan Mortgage Corp., 4.0%, 6/1/46            $    5,125,038
     1,658,619              Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                 1,745,709
       131,220              Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                   138,571
     1,133,869              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 1,200,412
     1,561,306              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 1,653,041
     1,857,140              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 1,966,260
     7,346,372              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 7,732,113
     6,492,831              Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                 6,833,754
     6,470,878              Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                 6,810,648
     2,955,393              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                 3,110,574
     7,496,615              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                 7,937,113
       166,790              Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                  172,403
     3,121,124              Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                3,356,403
       190,086              Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                  203,583
        73,136              Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                    75,024
     1,858,021              Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                 1,997,576
     4,233,382              Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                 4,547,287
     8,134,812              Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                 8,730,344
       428,908              Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                  443,280
       329,506              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                  360,880
        11,805              Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                   12,932
        13,693              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                   14,252
       164,197              Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                   178,239
       339,442              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                   371,797
        10,249              Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                    11,452
        10,438              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                   11,500
       101,836              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                  114,156
        25,018              Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                   27,720
        66,870              Federal Home Loan Mortgage Corp., 5.5%, 12/1/18                   67,828
     1,163,244              Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                 1,297,147
        94,376              Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                   104,399
       208,856              Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                   233,535
        46,838              Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                    52,630
        80,649              Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                    90,955
        29,092              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                    33,008
        35,576              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                    39,975
        71,735              Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                    80,658
        15,988              Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                   18,184
        33,711              Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                   38,188
         8,897              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                    9,997

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       114,016              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33           $      128,116
       119,751              Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                  134,560
        36,098              Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                   40,888
         4,603              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                     5,236
        48,782              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                    55,579
        36,304              Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                    40,793
       148,384              Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                   168,826
        33,580              Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                    37,733
       159,319              Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                   179,624
       141,863              Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                   160,006
       431,700              Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                   489,806
        84,566              Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                    95,023
       107,945              Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                   121,294
        12,523              Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                    14,203
        33,839              Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                    38,024
        98,435              Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                   111,344
         3,440              Federal Home Loan Mortgage Corp., 6.0%, 8/1/18                     3,866
        93,671              Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                   106,008
       104,020              Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                   118,019
           157              Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                       174
           244              Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                       270
        38,129              Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                   44,503
           328              Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                      362
         3,385              Federal Home Loan Mortgage Corp., 6.5%, 2/1/33                     3,764
           476              Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                       526
         5,193              Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                     5,740
         5,166              Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                     5,719
         7,210              Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                     8,014
           186              Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                       206
        10,155              Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                    11,469
           679              Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                       758
         3,979              Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                     4,398
        74,169              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                   80,366
         2,612              Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                    3,021
         3,048              Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                     3,056
        11,245              Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                    11,274
        83,984              Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                    89,065
       235,895              Federal National Mortgage Association, 2.5%, 4/1/45              227,614
       463,314              Federal National Mortgage Association, 3.0%, 12/1/21             475,854
     1,456,996              Federal National Mortgage Association, 3.0%, 4/1/31            1,496,433

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 61

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     7,340,028              Federal National Mortgage Association,
                            3.5%, 7/1/46                                              $    7,543,340
     6,035,503              Federal National Mortgage Association,
                            4.0%, 10/1/45                                                  6,347,626
       303,838              Federal National Mortgage Association,
                            4.0%, 11/1/34                                                    322,393
       799,581              Federal National Mortgage Association,
                            5.0%, 8/1/40                                                     874,538
       814,908              Government National Mortgage Association I,
                            3.5%, 1/15/44                                                    847,576
    12,233,927              Government National Mortgage Association I,
                            3.5%, 1/15/45                                                 12,682,330
     1,598,913              Government National Mortgage Association I,
                            3.5%, 10/15/42                                                 1,661,498
     9,792,676              Government National Mortgage Association I,
                            3.5%, 11/15/41                                                10,174,573
     8,061,807              Government National Mortgage Association I,
                            3.5%, 7/15/42                                                  8,372,461
     3,082,658              Government National Mortgage Association I,
                            3.5%, 8/15/46                                                  3,197,891
        22,647              Government National Mortgage Association I,
                            4.0%, 1/15/41                                                     23,867
        79,692              Government National Mortgage Association I,
                            4.0%, 1/15/41                                                     83,986
       500,531              Government National Mortgage Association I,
                            4.0%, 1/15/45                                                    529,740
     1,368,812              Government National Mortgage Association I,
                            4.0%, 1/15/45                                                  1,440,974
     1,638,072              Government National Mortgage Association I,
                            4.0%, 1/15/45                                                  1,724,428
     2,598,645              Government National Mortgage Association I,
                            4.0%, 1/15/45                                                  2,735,641
         7,135              Government National Mortgage Association I,
                            4.0%, 10/15/40                                                     7,530
         5,568              Government National Mortgage Association I,
                            4.0%, 10/15/41                                                     5,861
         6,975              Government National Mortgage Association I,
                            4.0%, 10/15/41                                                     7,349
       141,132              Government National Mortgage Association I,
                            4.0%, 10/15/44                                                   148,572
        11,758              Government National Mortgage Association I,
                            4.0%, 11/15/40                                                    12,381
        37,244              Government National Mortgage Association I,
                            4.0%, 11/15/40                                                    39,256
         3,534              Government National Mortgage Association I,
                            4.0%, 11/15/41                                                     3,721

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
         5,395              Government National Mortgage Association I,
                            4.0%, 11/15/41                                            $        5,685
        25,865              Government National Mortgage Association I,
                            4.0%, 11/15/43                                                    27,314
       563,371              Government National Mortgage Association I,
                            4.0%, 11/15/44                                                   593,071
         7,036              Government National Mortgage Association I,
                            4.0%, 12/15/41                                                     7,429
     2,306,652              Government National Mortgage Association I,
                            4.0%, 12/15/44                                                 2,428,254
         9,903              Government National Mortgage Association I,
                            4.0%, 2/15/41                                                     10,457
        26,194              Government National Mortgage Association I,
                            4.0%, 2/15/42                                                     27,574
       215,782              Government National Mortgage Association I,
                            4.0%, 2/15/42                                                    227,158
     1,302,232              Government National Mortgage Association I,
                            4.0%, 2/15/45                                                  1,370,883
     1,939,363              Government National Mortgage Association I,
                            4.0%, 2/15/45                                                  2,041,603
        14,127              Government National Mortgage Association I,
                            4.0%, 3/15/44                                                     14,872
       297,270              Government National Mortgage Association I,
                            4.0%, 3/15/44                                                    312,941
     1,090,208              Government National Mortgage Association I,
                            4.0%, 3/15/44                                                  1,147,682
     4,480,580              Government National Mortgage Association I,
                            4.0%, 3/15/44                                                  4,716,788
       161,155              Government National Mortgage Association I,
                            4.0%, 3/15/45                                                    169,651
     2,496,894              Government National Mortgage Association I,
                            4.0%, 3/15/45                                                  2,628,526
         9,554              Government National Mortgage Association I,
                            4.0%, 4/15/44                                                     10,058
        29,494              Government National Mortgage Association I,
                            4.0%, 4/15/44                                                     31,049
     3,055,419              Government National Mortgage Association I,
                            4.0%, 4/15/44                                                  3,216,495
     4,169,750              Government National Mortgage Association I,
                            4.0%, 4/15/45                                                  4,390,739
         7,772              Government National Mortgage Association I,
                            4.0%, 5/15/39                                                      8,182
     2,002,050              Government National Mortgage Association I,
                            4.0%, 5/15/45                                                  2,107,594
         4,653              Government National Mortgage Association I,
                            4.0%, 6/15/39                                                      4,898

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 63

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        54,035              Government National Mortgage Association I,
                            4.0%, 6/15/41                                             $       56,883
     6,057,878              Government National Mortgage Association I,
                            4.0%, 6/15/45                                                  6,377,238
       161,950              Government National Mortgage Association I,
                            4.0%, 7/15/41                                                    170,952
       813,985              Government National Mortgage Association I,
                            4.0%, 7/15/45                                                    857,224
         7,868              Government National Mortgage Association I,
                            4.0%, 8/15/40                                                      8,305
       283,165              Government National Mortgage Association I,
                            4.0%, 8/15/40                                                    298,995
     1,321,172              Government National Mortgage Association I,
                            4.0%, 8/15/43                                                  1,394,378
       431,133              Government National Mortgage Association I,
                            4.0%, 8/15/44                                                    453,862
       709,466              Government National Mortgage Association I,
                            4.0%, 8/15/45                                                    749,979
         7,230              Government National Mortgage Association I,
                            4.0%, 9/15/40                                                      7,635
        97,899              Government National Mortgage Association I,
                            4.0%, 9/15/40                                                    103,071
         2,592              Government National Mortgage Association I,
                            4.0%, 9/15/41                                                      2,729
       452,357              Government National Mortgage Association I,
                            4.0%, 9/15/41                                                    476,837
        71,165              Government National Mortgage Association I,
                            4.0%, 9/15/44                                                     74,917
       301,780              Government National Mortgage Association I,
                            4.0%, 9/15/44                                                    317,689
       353,063              Government National Mortgage Association I,
                            4.0%, 9/15/44                                                    371,675
       707,229              Government National Mortgage Association I,
                            4.0%, 9/15/44                                                    744,513
     3,016,367              Government National Mortgage Association I,
                            4.0%, 9/15/44                                                  3,175,384
       399,034              Government National Mortgage Association I,
                            4.5%, 1/15/40                                                    435,662
       157,645              Government National Mortgage Association I,
                            4.5%, 10/15/33                                                   169,059
       178,070              Government National Mortgage Association I,
                            4.5%, 10/15/33                                                   192,937
       112,501              Government National Mortgage Association I,
                            4.5%, 10/15/35                                                   120,952
     1,077,725              Government National Mortgage Association I,
                            4.5%, 10/15/40                                                 1,161,706

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        11,649              Government National Mortgage Association I,
                            4.5%, 12/15/19                                            $       12,013
       889,482              Government National Mortgage Association I,
                            4.5%, 12/15/39                                                   956,791
        34,380              Government National Mortgage Association I,
                            4.5%, 2/15/34                                                     37,156
        16,104              Government National Mortgage Association I,
                            4.5%, 3/15/35                                                     17,262
        57,868              Government National Mortgage Association I,
                            4.5%, 3/15/35                                                     62,028
         4,216              Government National Mortgage Association I,
                            4.5%, 4/15/18                                                      4,284
        13,905              Government National Mortgage Association I,
                            4.5%, 4/15/20                                                     14,354
        20,862              Government National Mortgage Association I,
                            4.5%, 4/15/35                                                     22,362
       198,855              Government National Mortgage Association I,
                            4.5%, 4/15/35                                                    215,371
        60,338              Government National Mortgage Association I,
                            4.5%, 4/15/38                                                     64,675
       556,915              Government National Mortgage Association I,
                            4.5%, 4/15/41                                                    600,582
     1,017,792              Government National Mortgage Association I,
                            4.5%, 5/15/41                                                  1,103,178
        15,423              Government National Mortgage Association I,
                            4.5%, 6/15/19                                                     15,724
       212,977              Government National Mortgage Association I,
                            4.5%, 6/15/25                                                    224,623
       928,628              Government National Mortgage Association I,
                            4.5%, 6/15/41                                                  1,006,254
        62,036              Government National Mortgage Association I,
                            4.5%, 7/15/33                                                     66,549
       350,753              Government National Mortgage Association I,
                            4.5%, 7/15/41                                                    380,254
         4,875              Government National Mortgage Association I,
                            4.5%, 8/15/19                                                      5,002
       973,538              Government National Mortgage Association I,
                            4.5%, 8/15/41                                                  1,055,037
       185,495              Government National Mortgage Association I,
                            4.5%, 9/15/33                                                    202,317
        14,026              Government National Mortgage Association I,
                            4.5%, 9/15/35                                                     15,034
       244,633              Government National Mortgage Association I,
                            4.5%, 9/15/40                                                    266,521
        31,251              Government National Mortgage Association I,
                            5.0%, 10/15/18                                                    31,753

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 65

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        20,347              Government National Mortgage Association I,
                            5.0%, 2/15/19                                             $       20,761
        87,178              Government National Mortgage Association I,
                            5.0%, 4/15/34                                                     95,792
       417,690              Government National Mortgage Association I,
                            5.0%, 4/15/35                                                    465,366
           446              Government National Mortgage Association I,
                            5.0%, 7/15/19                                                        469
        34,391              Government National Mortgage Association I,
                            5.0%, 7/15/19                                                     35,251
        71,873              Government National Mortgage Association I,
                            5.0%, 7/15/33                                                     79,234
       206,750              Government National Mortgage Association I,
                            5.0%, 7/15/40                                                    226,927
        71,656              Government National Mortgage Association I,
                            5.0%, 9/15/33                                                     79,486
        50,166              Government National Mortgage Association I,
                            5.5%, 1/15/29                                                     55,804
       126,072              Government National Mortgage Association I,
                            5.5%, 1/15/35                                                    141,948
         1,960              Government National Mortgage Association I,
                            5.5%, 10/15/17                                                     1,963
         5,341              Government National Mortgage Association I,
                            5.5%, 10/15/17                                                     5,351
        22,814              Government National Mortgage Association I,
                            5.5%, 10/15/19                                                    23,294
        61,598              Government National Mortgage Association I,
                            5.5%, 10/15/33                                                    69,332
        64,551              Government National Mortgage Association I,
                            5.5%, 10/15/33                                                    72,638
        35,663              Government National Mortgage Association I,
                            5.5%, 10/15/34                                                    39,704
        71,689              Government National Mortgage Association I,
                            5.5%, 10/15/35                                                    79,789
       170,365              Government National Mortgage Association I,
                            5.5%, 10/15/35                                                   191,864
        13,624              Government National Mortgage Association I,
                            5.5%, 11/15/18                                                    13,807
       133,929              Government National Mortgage Association I,
                            5.5%, 11/15/19                                                   136,992
       379,037              Government National Mortgage Association I,
                            5.5%, 11/15/34                                                   426,589
         7,318              Government National Mortgage Association I,
                            5.5%, 12/15/18                                                     7,416
        15,955              Government National Mortgage Association I,
                            5.5%, 2/15/18                                                     16,000

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        17,686              Government National Mortgage Association I,
                            5.5%, 2/15/18                                             $       17,785
        30,788              Government National Mortgage Association I,
                            5.5%, 2/15/35                                                     34,646
        38,376              Government National Mortgage Association I,
                            5.5%, 2/15/35                                                     42,689
        38,868              Government National Mortgage Association I,
                            5.5%, 2/15/37                                                     43,598
           848              Government National Mortgage Association I,
                            5.5%, 4/15/19                                                        863
         7,639              Government National Mortgage Association I,
                            5.5%, 4/15/19                                                      7,679
         5,597              Government National Mortgage Association I,
                            5.5%, 6/15/18                                                      5,619
        12,340              Government National Mortgage Association I,
                            5.5%, 6/15/33                                                     13,883
        65,022              Government National Mortgage Association I,
                            5.5%, 6/15/35                                                     72,330
        66,414              Government National Mortgage Association I,
                            5.5%, 7/15/33                                                     74,823
        71,858              Government National Mortgage Association I,
                            5.5%, 7/15/33                                                     80,885
       333,142              Government National Mortgage Association I,
                            5.5%, 7/15/34                                                    375,295
       434,448              Government National Mortgage Association I,
                            5.5%, 7/15/35                                                    502,459
        49,712              Government National Mortgage Association I,
                            5.5%, 8/15/19                                                     50,609
        62,911              Government National Mortgage Association I,
                            5.5%, 8/15/19                                                     64,214
        19,092              Government National Mortgage Association I,
                            5.5%, 8/15/33                                                     21,411
        30,833              Government National Mortgage Association I,
                            5.5%, 8/15/33                                                     34,705
       151,311              Government National Mortgage Association I,
                            5.5%, 8/15/33                                                    169,614
        72,440              Government National Mortgage Association I,
                            5.5%, 9/15/19                                                     73,954
        57,300              Government National Mortgage Association I,
                            5.5%, 9/15/33                                                     64,051
        96,864              Government National Mortgage Association I,
                            5.5%, 9/15/33                                                    108,573
        14,607              Government National Mortgage Association I,
                            5.72%, 4/15/29                                                    16,301
         5,181              Government National Mortgage Association I,
                            6.0%, 1/15/19                                                      5,210

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 67

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        12,817              Government National Mortgage Association I,
                            6.0%, 1/15/24                                             $       14,449
        34,783              Government National Mortgage Association I,
                            6.0%, 1/15/33                                                     39,212
        34,365              Government National Mortgage Association I,
                            6.0%, 1/15/33                                                     39,340
       155,638              Government National Mortgage Association I,
                            6.0%, 1/15/33                                                    179,079
         7,050              Government National Mortgage Association I,
                            6.0%, 10/15/28                                                     7,975
        11,092              Government National Mortgage Association I,
                            6.0%, 10/15/32                                                    12,505
        34,459              Government National Mortgage Association I,
                            6.0%, 10/15/32                                                    38,847
        39,992              Government National Mortgage Association I,
                            6.0%, 10/15/32                                                    46,078
        39,669              Government National Mortgage Association I,
                            6.0%, 10/15/33                                                    45,141
        63,735              Government National Mortgage Association I,
                            6.0%, 10/15/34                                                    71,908
        81,500              Government National Mortgage Association I,
                            6.0%, 10/15/34                                                    92,724
       166,486              Government National Mortgage Association I,
                            6.0%, 10/15/34                                                   187,682
       123,864              Government National Mortgage Association I,
                            6.0%, 10/15/36                                                   140,777
        25,217              Government National Mortgage Association I,
                            6.0%, 11/15/31                                                    28,495
         6,512              Government National Mortgage Association I,
                            6.0%, 11/15/32                                                     7,341
         7,114              Government National Mortgage Association I,
                            6.0%, 11/15/32                                                     8,020
        97,575              Government National Mortgage Association I,
                            6.0%, 11/15/33                                                   109,998
       104,740              Government National Mortgage Association I,
                            6.0%, 11/15/34                                                   119,240
        38,052              Government National Mortgage Association I,
                            6.0%, 11/15/37                                                    42,897
       125,472              Government National Mortgage Association I,
                            6.0%, 12/15/23                                                   131,595
        11,006              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                    12,408
        13,308              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                    15,095
        77,024              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                    86,910

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       138,418              Government National Mortgage Association I,
                            6.0%, 12/15/32                                            $      156,041
       196,540              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                   221,562
       215,985              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                   243,564
       388,910              Government National Mortgage Association I,
                            6.0%, 12/15/32                                                   443,108
        62,010              Government National Mortgage Association I,
                            6.0%, 2/15/29                                                     71,247
        86,505              Government National Mortgage Association I,
                            6.0%, 2/15/29                                                     98,272
        21,935              Government National Mortgage Association I,
                            6.0%, 2/15/33                                                     24,728
        32,024              Government National Mortgage Association I,
                            6.0%, 2/15/33                                                     36,475
        69,751              Government National Mortgage Association I,
                            6.0%, 2/15/33                                                     78,635
        83,031              Government National Mortgage Association I,
                            6.0%, 2/15/33                                                     95,928
       125,182              Government National Mortgage Association I,
                            6.0%, 2/15/33                                                    141,826
        18,836              Government National Mortgage Association I,
                            6.0%, 3/15/19                                                     18,982
         1,602              Government National Mortgage Association I,
                            6.0%, 3/15/32                                                      1,819
        42,976              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                     48,897
        53,128              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                     59,918
        93,623              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    106,658
        94,887              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    106,968
       107,474              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    122,359
       134,659              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    152,946
       234,438              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    266,810
       381,562              Government National Mortgage Association I,
                            6.0%, 3/15/33                                                    449,946
       178,712              Government National Mortgage Association I,
                            6.0%, 3/15/34                                                    210,390
        40,818              Government National Mortgage Association I,
                            6.0%, 4/15/28                                                     46,451

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 69

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        16,887              Government National Mortgage Association I,
                            6.0%, 4/15/33                                             $       19,037
        31,316              Government National Mortgage Association I,
                            6.0%, 4/15/33                                                     35,316
        44,211              Government National Mortgage Association I,
                            6.0%, 4/15/33                                                     50,189
        18,399              Government National Mortgage Association I,
                            6.0%, 5/15/33                                                     20,741
       148,703              Government National Mortgage Association I,
                            6.0%, 5/15/33                                                    172,443
       106,869              Government National Mortgage Association I,
                            6.0%, 6/15/31                                                    120,511
        10,683              Government National Mortgage Association I,
                            6.0%, 6/15/33                                                     12,170
        61,511              Government National Mortgage Association I,
                            6.0%, 6/15/34                                                     70,017
         6,465              Government National Mortgage Association I,
                            6.0%, 8/15/32                                                      7,359
        35,462              Government National Mortgage Association I,
                            6.0%, 8/15/34                                                     40,302
        45,477              Government National Mortgage Association I,
                            6.0%, 8/15/34                                                     51,267
       225,181              Government National Mortgage Association I,
                            6.0%, 8/15/36                                                    255,955
        48,834              Government National Mortgage Association I,
                            6.0%, 8/15/38                                                     55,051
        27,208              Government National Mortgage Association I,
                            6.0%, 9/15/19                                                     27,391
       176,920              Government National Mortgage Association I,
                            6.0%, 9/15/28                                                    200,403
        58,915              Government National Mortgage Association I,
                            6.0%, 9/15/32                                                     67,143
        91,071              Government National Mortgage Association I,
                            6.0%, 9/15/32                                                    102,665
       182,913              Government National Mortgage Association I,
                            6.0%, 9/15/32                                                    206,200
        14,965              Government National Mortgage Association I,
                            6.0%, 9/15/33                                                     16,901
        15,823              Government National Mortgage Association I,
                            6.0%, 9/15/33                                                     17,837
        51,539              Government National Mortgage Association I,
                            6.0%, 9/15/33                                                     58,571
        26,403              Government National Mortgage Association I,
                            6.0%, 9/15/34                                                     30,090
        38,034              Government National Mortgage Association I,
                            6.0%, 9/15/34                                                     42,876

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       142,558              Government National Mortgage Association I,
                            6.0%, 9/15/34                                             $      162,191
       764,608              Government National Mortgage Association I,
                            6.0%, 9/15/35                                                    876,139
        22,932              Government National Mortgage Association I,
                            6.5%, 1/15/29                                                     25,059
        19,176              Government National Mortgage Association I,
                            6.5%, 1/15/32                                                     20,955
        82,468              Government National Mortgage Association I,
                            6.5%, 1/15/32                                                     93,857
         3,288              Government National Mortgage Association I,
                            6.5%, 1/15/33                                                      3,799
       342,263              Government National Mortgage Association I,
                            6.5%, 1/15/33                                                    403,403
           489              Government National Mortgage Association I,
                            6.5%, 1/15/35                                                        519
        21,984              Government National Mortgage Association I,
                            6.5%, 10/15/24                                                    24,439
         3,932              Government National Mortgage Association I,
                            6.5%, 10/15/28                                                     4,306
        16,018              Government National Mortgage Association I,
                            6.5%, 10/15/28                                                    17,633
         6,100              Government National Mortgage Association I,
                            6.5%, 10/15/31                                                     6,674
        20,001              Government National Mortgage Association I,
                            6.5%, 10/15/31                                                    21,856
        81,427              Government National Mortgage Association I,
                            6.5%, 10/15/31                                                    89,970
        73,792              Government National Mortgage Association I,
                            6.5%, 10/15/32                                                    80,638
         1,642              Government National Mortgage Association I,
                            6.5%, 10/15/33                                                     1,794
         3,987              Government National Mortgage Association I,
                            6.5%, 11/15/31                                                     4,357
        43,422              Government National Mortgage Association I,
                            6.5%, 11/15/31                                                    47,450
        52,859              Government National Mortgage Association I,
                            6.5%, 11/15/32                                                    61,836
       323,237              Government National Mortgage Association I,
                            6.5%, 12/15/32                                                   380,491
         7,259              Government National Mortgage Association I,
                            6.5%, 2/15/28                                                      7,932
         1,073              Government National Mortgage Association I,
                            6.5%, 2/15/29                                                      1,172
         6,027              Government National Mortgage Association I,
                            6.5%, 2/15/29                                                      6,586

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 71

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        18,525              Government National Mortgage Association I,
                            6.5%, 2/15/29                                             $       20,732
         8,267              Government National Mortgage Association I,
                            6.5%, 2/15/32                                                      9,073
        14,591              Government National Mortgage Association I,
                            6.5%, 2/15/32                                                     16,513
        18,585              Government National Mortgage Association I,
                            6.5%, 2/15/32                                                     21,894
        28,947              Government National Mortgage Association I,
                            6.5%, 2/15/32                                                     31,632
        39,012              Government National Mortgage Association I,
                            6.5%, 2/15/32                                                     45,899
         6,972              Government National Mortgage Association I,
                            6.5%, 2/15/34                                                      7,618
         7,902              Government National Mortgage Association I,
                            6.5%, 3/15/29                                                      8,635
        12,863              Government National Mortgage Association I,
                            6.5%, 3/15/29                                                     14,056
        56,649              Government National Mortgage Association I,
                            6.5%, 3/15/29                                                     62,521
        79,034              Government National Mortgage Association I,
                            6.5%, 3/15/29                                                     86,365
         5,032              Government National Mortgage Association I,
                            6.5%, 3/15/31                                                      5,499
        15,523              Government National Mortgage Association I,
                            6.5%, 3/15/32                                                     16,993
        80,970              Government National Mortgage Association I,
                            6.5%, 3/15/32                                                     90,320
         7,977              Government National Mortgage Association I,
                            6.5%, 4/15/28                                                      8,717
        36,447              Government National Mortgage Association I,
                            6.5%, 4/15/28                                                     39,828
        63,030              Government National Mortgage Association I,
                            6.5%, 4/15/31                                                     73,870
         6,741              Government National Mortgage Association I,
                            6.5%, 4/15/32                                                      7,366
         9,276              Government National Mortgage Association I,
                            6.5%, 4/15/32                                                     10,216
        12,372              Government National Mortgage Association I,
                            6.5%, 4/15/32                                                     13,864
        68,214              Government National Mortgage Association I,
                            6.5%, 4/15/32                                                     80,061
         5,999              Government National Mortgage Association I,
                            6.5%, 4/15/33                                                      6,555
        40,056              Government National Mortgage Association I,
                            6.5%, 4/15/35                                                     43,772

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
         3,196              Government National Mortgage Association I,
                            6.5%, 5/15/29                                             $        3,510
         4,530              Government National Mortgage Association I,
                            6.5%, 5/15/29                                                      4,950
        60,315              Government National Mortgage Association I,
                            6.5%, 5/15/29                                                     69,730
        15,355              Government National Mortgage Association I,
                            6.5%, 5/15/31                                                     17,790
        16,834              Government National Mortgage Association I,
                            6.5%, 5/15/31                                                     19,729
        38,323              Government National Mortgage Association I,
                            6.5%, 5/15/31                                                     41,920
         4,543              Government National Mortgage Association I,
                            6.5%, 5/15/32                                                      5,020
         5,623              Government National Mortgage Association I,
                            6.5%, 5/15/32                                                      6,144
        11,276              Government National Mortgage Association I,
                            6.5%, 5/15/32                                                     12,573
        14,385              Government National Mortgage Association I,
                            6.5%, 5/15/32                                                     16,923
        30,812              Government National Mortgage Association I,
                            6.5%, 5/15/33                                                     33,850
         8,505              Government National Mortgage Association I,
                            6.5%, 6/15/28                                                      9,799
        25,085              Government National Mortgage Association I,
                            6.5%, 6/15/29                                                     27,412
         6,234              Government National Mortgage Association I,
                            6.5%, 6/15/31                                                      6,840
        10,138              Government National Mortgage Association I,
                            6.5%, 6/15/32                                                     11,079
        11,701              Government National Mortgage Association I,
                            6.5%, 6/15/32                                                     13,042
        13,267              Government National Mortgage Association I,
                            6.5%, 6/15/32                                                     14,589
       110,426              Government National Mortgage Association I,
                            6.5%, 6/15/34                                                    121,517
         6,444              Government National Mortgage Association I,
                            6.5%, 6/15/35                                                      7,042
        18,418              Government National Mortgage Association I,
                            6.5%, 7/15/31                                                     20,127
         8,772              Government National Mortgage Association I,
                            6.5%, 7/15/32                                                      9,586
         9,992              Government National Mortgage Association I,
                            6.5%, 7/15/32                                                     10,953
        10,823              Government National Mortgage Association I,
                            6.5%, 7/15/32                                                     11,827

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 73

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
       125,801              Government National Mortgage Association I,
                            6.5%, 7/15/32                                             $      148,589
        18,073              Government National Mortgage Association I,
                            6.5%, 7/15/35                                                     19,749
        63,826              Government National Mortgage Association I,
                            6.5%, 7/15/35                                                     69,747
         6,784              Government National Mortgage Association I,
                            6.5%, 8/15/28                                                      7,532
        49,579              Government National Mortgage Association I,
                            6.5%, 8/15/31                                                     54,850
         3,768              Government National Mortgage Association I,
                            6.5%, 8/15/32                                                      4,159
        38,163              Government National Mortgage Association I,
                            6.5%, 8/15/32                                                     45,014
        44,603              Government National Mortgage Association I,
                            6.5%, 8/15/32                                                     49,046
        18,180              Government National Mortgage Association I,
                            6.5%, 9/15/31                                                     19,966
        18,482              Government National Mortgage Association I,
                            6.5%, 9/15/32                                                     21,213
        39,104              Government National Mortgage Association I,
                            6.5%, 9/15/32                                                     43,580
        42,024              Government National Mortgage Association I,
                            6.5%, 9/15/32                                                     46,786
         3,986              Government National Mortgage Association I,
                            6.5%, 9/15/34                                                      4,356
         4,806              Government National Mortgage Association I,
                            6.75%, 4/15/26                                                     5,252
        17,459              Government National Mortgage Association I,
                            7.0%, 1/15/28                                                     19,131
        42,773              Government National Mortgage Association I,
                            7.0%, 1/15/31                                                     43,405
         6,781              Government National Mortgage Association I,
                            7.0%, 10/15/31                                                     6,977
         8,564              Government National Mortgage Association I,
                            7.0%, 11/15/26                                                     9,829
        14,965              Government National Mortgage Association I,
                            7.0%, 11/15/28                                                    17,524
        44,065              Government National Mortgage Association I,
                            7.0%, 11/15/28                                                    50,508
        55,286              Government National Mortgage Association I,
                            7.0%, 11/15/29                                                    61,004
         8,136              Government National Mortgage Association I,
                            7.0%, 11/15/31                                                     8,524
         3,379              Government National Mortgage Association I,
                            7.0%, 12/15/30                                                     3,529

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        10,064              Government National Mortgage Association I,
                            7.0%, 12/15/30                                            $       11,032
        38,371              Government National Mortgage Association I,
                            7.0%, 12/15/30                                                    39,080
        35,014              Government National Mortgage Association I,
                            7.0%, 12/15/30                                                    41,263
        17,181              Government National Mortgage Association I,
                            7.0%, 2/15/28                                                     18,579
        12,749              Government National Mortgage Association I,
                            7.0%, 3/15/28                                                     13,109
        10,305              Government National Mortgage Association I,
                            7.0%, 3/15/31                                                     10,845
        52,386              Government National Mortgage Association I,
                            7.0%, 3/15/32                                                     57,747
        12,121              Government National Mortgage Association I,
                            7.0%, 4/15/28                                                     13,117
        22,461              Government National Mortgage Association I,
                            7.0%, 4/15/29                                                     23,193
        25,819              Government National Mortgage Association I,
                            7.0%, 4/15/29                                                     28,087
        44,965              Government National Mortgage Association I,
                            7.0%, 4/15/32                                                     49,907
        36,809              Government National Mortgage Association I,
                            7.0%, 5/15/29                                                     38,493
         8,114              Government National Mortgage Association I,
                            7.0%, 5/15/31                                                      8,527
        80,598              Government National Mortgage Association I,
                            7.0%, 5/15/32                                                     97,073
        19,386              Government National Mortgage Association I,
                            7.0%, 6/15/27                                                     22,293
         4,214              Government National Mortgage Association I,
                            7.0%, 6/15/29                                                      4,225
        26,884              Government National Mortgage Association I,
                            7.0%, 6/15/31                                                     31,988
        23,356              Government National Mortgage Association I,
                            7.0%, 7/15/25                                                     25,831
         5,402              Government National Mortgage Association I,
                            7.0%, 7/15/28                                                      5,416
        15,801              Government National Mortgage Association I,
                            7.0%, 7/15/28                                                     17,620
        10,855              Government National Mortgage Association I,
                            7.0%, 7/15/29                                                     12,220
         3,138              Government National Mortgage Association I,
                            7.0%, 7/15/31                                                      3,723
        18,931              Government National Mortgage Association I,
                            7.0%, 8/15/23                                                     20,213

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 75

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
         1,311              Government National Mortgage Association I,
                            7.0%, 8/15/28                                             $        1,484
       144,853              Government National Mortgage Association I,
                            7.0%, 8/15/31                                                    173,384
        55,403              Government National Mortgage Association I,
                            7.0%, 9/15/24                                                     61,717
        12,476              Government National Mortgage Association I,
                            7.0%, 9/15/31                                                     13,177
        34,093              Government National Mortgage Association I,
                            7.0%, 9/15/31                                                     37,568
        29,730              Government National Mortgage Association I,
                            7.5%, 10/15/23                                                    32,203
        45,319              Government National Mortgage Association I,
                            7.5%, 10/15/27                                                    50,754
         5,880              Government National Mortgage Association I,
                            7.5%, 10/15/29                                                     6,127
        12,345              Government National Mortgage Association I,
                            7.5%, 10/15/29                                                    13,753
         3,919              Government National Mortgage Association I,
                            7.5%, 12/15/25                                                     4,041
        43,720              Government National Mortgage Association I,
                            7.5%, 12/15/31                                                    45,862
         1,643              Government National Mortgage Association I,
                            7.5%, 2/15/26                                                      1,703
        14,356              Government National Mortgage Association I,
                            7.5%, 2/15/27                                                     15,781
        14,296              Government National Mortgage Association I,
                            7.5%, 2/15/31                                                     14,486
        15,795              Government National Mortgage Association I,
                            7.5%, 2/15/31                                                     16,320
         7,655              Government National Mortgage Association I,
                            7.5%, 3/15/23                                                      8,161
        32,579              Government National Mortgage Association I,
                            7.5%, 3/15/27                                                     38,312
         7,281              Government National Mortgage Association I,
                            7.5%, 3/15/31                                                      7,517
         1,459              Government National Mortgage Association I,
                            7.5%, 6/15/24                                                      1,500
        15,839              Government National Mortgage Association I,
                            7.5%, 6/15/29                                                     17,631
         9,773              Government National Mortgage Association I,
                            7.5%, 8/15/25                                                      9,975
           876              Government National Mortgage Association I,
                            7.5%, 8/15/29                                                        879
         2,745              Government National Mortgage Association I,
                            7.5%, 8/15/29                                                      2,800

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        16,995              Government National Mortgage Association I,
                            7.5%, 8/15/29                                             $       17,827
         1,140              Government National Mortgage Association I,
                            7.5%, 9/15/25                                                      1,142
         4,714              Government National Mortgage Association I,
                            7.5%, 9/15/25                                                      5,156
        18,430              Government National Mortgage Association I,
                            7.5%, 9/15/29                                                     18,486
         2,206              Government National Mortgage Association I,
                            7.75%, 2/15/30                                                     2,245
        13,331              Government National Mortgage Association I,
                            8.25%, 5/15/20                                                    13,866
         1,553              Government National Mortgage Association I,
                            8.5%, 8/15/21                                                      1,559
         4,234              Government National Mortgage Association I,
                            9.0%, 1/15/20                                                      4,285
           717              Government National Mortgage Association I,
                            9.0%, 12/15/19                                                       748
         1,791              Government National Mortgage Association I,
                            9.0%, 6/15/22                                                      1,838
           189              Government National Mortgage Association I,
                            9.0%, 9/15/21                                                        193
     4,217,343              Government National Mortgage Association II,
                            3.0%, 8/20/46                                                  4,264,312
    13,337,677              Government National Mortgage Association II,
                            3.0%, 9/20/46                                                 13,486,220
     6,678,355              Government National Mortgage Association II,
                            3.5%, 1/20/46                                                  6,924,598
    10,239,698              Government National Mortgage Association II,
                            3.5%, 1/20/47                                                 10,617,254
    10,089,872              Government National Mortgage Association II,
                            3.5%, 11/20/46                                                10,461,905
       835,663              Government National Mortgage Association II,
                            3.5%, 3/20/45                                                    866,819
     1,741,424              Government National Mortgage Association II,
                            3.5%, 3/20/46                                                  1,812,923
       517,556              Government National Mortgage Association II,
                            3.5%, 4/20/45                                                    537,521
     1,034,088              Government National Mortgage Association II,
                            3.5%, 4/20/45                                                  1,072,031
     1,421,396              Government National Mortgage Association II,
                            3.5%, 4/20/45                                                  1,475,960
     4,231,357              Government National Mortgage Association II,
                            3.5%, 8/20/45                                                  4,387,375
     2,111,233              Government National Mortgage Association II,
                            4.0%, 10/20/44                                                 2,223,385

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 77

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     8,719,483              Government National Mortgage Association II,
                            4.0%, 10/20/46                                            $    9,182,675
     8,988,503              Government National Mortgage Association II,
                            4.0%, 7/20/44                                                  9,465,986
       242,826              Government National Mortgage Association II,
                            4.0%, 9/20/44                                                    255,725
       278,898              Government National Mortgage Association II,
                            4.5%, 1/20/35                                                    298,757
     9,758,407              Government National Mortgage Association II,
                            4.5%, 1/20/47                                                 10,376,756
     2,140,918              Government National Mortgage Association II,
                            4.5%, 10/20/44                                                 2,276,579
     4,513,776              Government National Mortgage Association II,
                            4.5%, 11/20/44                                                 4,799,795
        82,089              Government National Mortgage Association II,
                            4.5%, 12/20/34                                                    87,872
     9,977,502              Government National Mortgage Association II,
                            4.5%, 2/20/47                                                 10,612,775
        46,714              Government National Mortgage Association II,
                            4.5%, 3/20/35                                                     50,053
     9,851,851              Government National Mortgage Association II,
                            4.5%, 4/20/47                                                 10,484,503
     1,377,876              Government National Mortgage Association II,
                            4.5%, 9/20/41                                                  1,480,683
        15,964              Government National Mortgage Association II,
                            5.0%, 1/20/20                                                     16,495
        33,795              Government National Mortgage Association II,
                            5.0%, 12/20/18                                                    34,327
        17,575              Government National Mortgage Association II,
                            5.0%, 2/20/19                                                     17,875
       120,591              Government National Mortgage Association II,
                            5.5%, 10/20/19                                                   123,046
       130,807              Government National Mortgage Association II,
                            5.5%, 10/20/37                                                   143,160
       190,402              Government National Mortgage Association II,
                            5.5%, 3/20/34                                                    217,777
       168,141              Government National Mortgage Association II,
                            5.5%, 4/20/34                                                    188,269
       145,990              Government National Mortgage Association II,
                            5.75%, 6/20/33                                                   160,761
        26,024              Government National Mortgage Association II,
                            5.9%, 1/20/28                                                     28,824
        39,539              Government National Mortgage Association II,
                            5.9%, 11/20/27                                                    43,794
        77,288              Government National Mortgage Association II,
                            5.9%, 7/20/28                                                     84,993

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        87,082              Government National Mortgage Association II,
                            6.0%, 1/20/33                                             $      101,114
        18,749              Government National Mortgage Association II,
                            6.0%, 10/20/31                                                    21,274
        95,583              Government National Mortgage Association II,
                            6.0%, 10/20/33                                                   108,374
        14,648              Government National Mortgage Association II,
                            6.0%, 12/20/18                                                    14,727
        55,159              Government National Mortgage Association II,
                            6.0%, 6/20/34                                                     62,663
         7,957              Government National Mortgage Association II,
                            6.0%, 7/20/19                                                      8,005
        84,350              Government National Mortgage Association II,
                            6.45%, 1/20/33                                                    92,368
        44,196              Government National Mortgage Association II,
                            6.45%, 11/20/32                                                   48,386
        47,933              Government National Mortgage Association II,
                            6.45%, 7/20/32                                                    52,481
        22,782              Government National Mortgage Association II,
                            6.5%, 1/20/24                                                     24,414
        43,264              Government National Mortgage Association II,
                            6.5%, 10/20/32                                                    50,844
         1,997              Government National Mortgage Association II,
                            6.5%, 2/20/29                                                      2,312
           762              Government National Mortgage Association II,
                            6.5%, 3/20/29                                                        883
        58,318              Government National Mortgage Association II,
                            6.5%, 3/20/34                                                     68,518
        24,443              Government National Mortgage Association II,
                            6.5%, 4/20/29                                                     28,321
        12,717              Government National Mortgage Association II,
                            6.5%, 4/20/31                                                     14,955
         9,238              Government National Mortgage Association II,
                            6.5%, 6/20/31                                                     10,851
        40,871              Government National Mortgage Association II,
                            6.5%, 8/20/28                                                     47,206
        65,968              Government National Mortgage Association II,
                            7.0%, 1/20/29                                                     77,064
         9,702              Government National Mortgage Association II,
                            7.0%, 1/20/31                                                     11,389
        64,171              Government National Mortgage Association II,
                            7.0%, 11/20/28                                                    75,164
         9,918              Government National Mortgage Association II,
                            7.0%, 11/20/31                                                    11,805
         1,873              Government National Mortgage Association II,
                            7.0%, 12/20/30                                                     2,238

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 79

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
         6,548              Government National Mortgage Association II,
                            7.0%, 2/20/29                                             $        7,657
         4,836              Government National Mortgage Association II,
                            7.0%, 3/20/31                                                      5,782
         8,287              Government National Mortgage Association II,
                            7.0%, 5/20/26                                                      9,409
        19,871              Government National Mortgage Association II,
                            7.0%, 6/20/28                                                     23,256
        25,024              Government National Mortgage Association II,
                            7.0%, 7/20/31                                                     29,841
        19,462              Government National Mortgage Association II,
                            7.0%, 8/20/27                                                     22,653
         6,074              Government National Mortgage Association II,
                            7.5%, 12/20/30                                                     7,247
        10,849              Government National Mortgage Association II,
                            7.5%, 5/20/30                                                     13,173
         3,013              Government National Mortgage Association II,
                            7.5%, 6/20/30                                                      3,535
         8,099              Government National Mortgage Association II,
                            7.5%, 7/20/30                                                      9,740
        11,901              Government National Mortgage Association II,
                            7.5%, 8/20/30                                                     14,450
            34              Government National Mortgage Association II,
                            8.0%, 5/20/25                                                         37
         2,351              Government National Mortgage Association II,
                            9.0%, 11/20/24                                                     2,360
         2,211              Government National Mortgage Association II,
                            9.0%, 3/20/22                                                      2,219
           309              Government National Mortgage Association II,
                            9.0%, 4/20/22                                                        310
           395              Government National Mortgage Association II,
                            9.0%, 9/20/21                                                        396
        13,141              Government National Mortgage Association,
                            6.5%, 3/15/29                                                     14,360
       813,343              Tennessee Valley Authority, 4.929%, 1/15/21                      868,391
    30,000,000              U.S. Treasury Bill, 7/16/17 (c)                               29,998,110
    50,000,000              U.S. Treasury Bill, 9/28/17 (c)                               49,877,950
    63,487,776              U.S. Treasury Inflation Indexed Bonds,
                            0.75%, 2/15/45                                                59,540,170
    72,471,498              U.S. Treasury Inflation Indexed Bonds,
                            1.0%, 2/15/46                                                 72,406,491
     5,200,000              U.S. Treasury Notes, 1.875%, 8/31/17                           5,207,483
                                                                                      --------------
                                                                                      $1,596,339,263
----------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND
                            AGENCY OBLIGATIONS
                            (Cost $1,604,829,119)                                     $1,596,339,263
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 0.2%
     4,550,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)              $    4,687,410
     5,880,000              Kuwait International Bond, 3.50%, 3/20/27 (144A)               6,007,008
                                                                                      --------------
                                                                                      $   10,694,418
----------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $10,347,818)                                        $   10,694,418
----------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 1.6% (g)
                            Municipal Development -- 0.2%
     4,500,000              New Jersey Economic Development Authority,
                            2/15/18 (c)                                               $    4,446,675
----------------------------------------------------------------------------------------------------
                            Municipal Education -- 0.0%+
       525,000              Amherst College, 3.794%, 11/1/42                          $      523,145
----------------------------------------------------------------------------------------------------
                            Municipal General -- 0.2%
     4,075,000              JobsOhio Beverage System, 3.985%, 1/1/29                  $    4,349,370
     1,035,000              JobsOhio Beverage System, 4.532%, 1/1/35                       1,141,077
     2,325,000              Virginia Commonwealth Transportation Board,
                            4.0%, 5/15/31                                                  2,507,373
     2,335,000              Virginia Commonwealth Transportation Board,
                            4.0%, 5/15/32                                                  2,503,027
                                                                                      --------------
                                                                                      $   15,470,667
----------------------------------------------------------------------------------------------------
                            Municipal Higher Education -- 0.8%
     1,025,000              Baylor University, 4.313%, 3/1/42                         $    1,086,602
     7,425,000              Massachusetts Development Finance Agency,
                            Harvard University-Series A, 5.0%, 7/15/40                     9,764,766
     4,340,000              New York State Dormitory Authority, 5.0%, 10/1/46              5,826,624
     1,900,000              The George Washington University, 1.827%, 9/15/17              1,901,566
    16,810,000              University Of California CA Revenues,
                            3.063%, 7/01/25                                               16,930,528
     3,100,000              University of Virginia, Green Bond Series A,
                            5.0%, 4/1/45                                                   3,590,916
                                                                                      --------------
                                                                                      $   39,101,002
----------------------------------------------------------------------------------------------------
                            Municipal Medical -- 0.1%
     1,765,000              Ohio Higher Educational Facility Commission,
                            5.0%, 1/1/42                                              $    1,966,510
----------------------------------------------------------------------------------------------------
                            Municipal School District -- 0.1%
     2,800,000              Frisco Independent School District, 4.0%, 8/15/40         $    2,958,172
     1,750,000              Frisco Independent School District, 4.0%, 8/15/45              1,839,162
                                                                                      --------------
                                                                                      $    6,763,844
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 81

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Municipal Transportation -- 0.1%
     3,220,000              Fairfax County Economic Development Authority,
                            2.875%, 4/1/34                                            $    2,937,638
       600,000              Port Authority of New York & New Jersey,
                            4.458%, 10/1/62                                                  653,706
     2,830,000              Virginia Commonwealth Transportation Board,
                            3.0%, 5/15/39                                                  2,635,466
                                                                                      --------------
                                                                                      $    6,226,810
----------------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.1%
     3,150,000              State of Texas, 4.0%, 10/1/44                             $    3,309,768
     1,600,000              State of Washington, 5.0%, 7/1/30                              1,876,288
                                                                                      --------------
                                                                                      $    5,186,056
----------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $71,881,579)                                        $   72,748,379
----------------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 3.4%*
                            ENERGY -- 0.3%
                            Oil & Gas Drilling -- 0.2%
     7,165,000       7.08   Gavilan Resources LLC, Initial Term Loan (Second
                            Lien), 2/23/24                                            $    6,824,662
----------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.0%+
       566,414       3.23   Pilot Travel Centers LLC, Initial Tranche B Term
                            Loan, 5/25/23                                             $      570,379
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.1%
     1,300,000       3.83   Energy Transfer Equity LP, Loan, 2/2/24                   $    1,295,241
     1,866,440       6.55   Gulf Finance LLC, Tranche B Term Loan, 8/17/23                 1,749,788
                                                                                      --------------
                                                                                      $    3,045,029
                                                                                      --------------
                            Total Energy                                              $   10,440,070
----------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.2%
                            Commodity Chemicals -- 0.0%+
     1,547,177       4.80   Tronox Pigments Holland BV, New Term Loan, 3/19/20        $    1,559,673
----------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 0.1%
       317,579       4.41   Allnex USA, Inc., Term Loan, 9/13/23                      $      318,373
       421,533       4.41   Allnex USA, Inc., Term Loan, 9/13/23                             422,587
       672,551       4.23   Macdermid, Inc., Term Loan, 6/7/23                               675,143
        67,049       4.23   Huntsman International LLC, 2015 Extended
                            Term B Dollar Loan, 4/19/19                                       67,370
       595,500       5.48   OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                   602,572
       391,974       3.17   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                      393,567
                                                                                      --------------
                                                                                      $    2,479,612
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Construction Materials -- 0.1%
       103,743       3.95   CeramTec Acquisition Corp., Initial Dollar Term
                            B-2 Loan, 8/30/20                                         $      104,521
       262,365       3.95   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                     264,333
       862,198       3.95   CeramTec GmbH, Initial Dollar Term B-1 Loan, 8/30/20             868,664
       775,000       5.05   Unifrax I LLC, Term Loan (First Lien), 3/30/24                   783,719
                                                                                      --------------
                                                                                      $    2,021,237
----------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.0%+
       510,998       4.33   Bway Holding Co., Term Loan, 3/23/24                      $      511,180
----------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.0%+
       498,750       3.62   Berry Plastics Corp., Term J Loan, 1/13/24                $      499,720
----------------------------------------------------------------------------------------------------
                            Steel -- 0.0%+
       398,000       4.79   Zekelman Industries, Inc., Term Loan, 6/8/21              $      401,648
----------------------------------------------------------------------------------------------------
                            Paper Products -- 0.0%+
       323,346       4.48   Rack Holdings, Inc., Tranche B-1 USD Term
                            Loan, 10/1/21                                             $      324,154
                                                                                      --------------
                            Total Materials                                           $    7,797,224
----------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.4%
                            Aerospace & Defense -- 0.1%
       994,924       5.73   Alion Science & Technology Corp., Term Loan
                            (First Lien), 8/13/21                                     $      997,411
     2,339,711       3.98   DigitalGlobe, Inc., Term Loan, 12/22/23                        2,345,560
     1,424,747       6.05   The SI Organization, Inc., Term Loan (First
                            Lien), 11/19/19                                                1,445,674
                                                                                      --------------
                                                                                      $    4,788,645
----------------------------------------------------------------------------------------------------
                            Building Products -- 0.0%+
       424,309       4.07   Builders Firstsource, Inc., Term Loan 2/29/24             $      424,132
     1,473,448       4.25   NCI Building Systems, Inc., Tranche B Term
                            Loan, 6/24/19                                                  1,483,578
                                                                                      --------------
                                                                                      $    1,907,710
----------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.1%
     1,493,507       3.73   Dell International LLC, Term Loan, 9/7/23                 $    1,501,375
     2,012,396       3.62   Southwire Co., Term Loan, 1/31/21                              2,020,782
                                                                                      --------------
                                                                                      $    3,522,157
----------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
       746,127       4.48   Filtration Group, Inc., Term Loan (First Lien), 11/21/20  $      752,267
     1,299,074       4.23   Milacron LLC, Term Loan, 9/25/23                               1,303,946
                                                                                      --------------
                                                                                      $    2,056,213
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 83

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery & Heavy
                            Trucks -- 0.0%+
       740,602       5.09   Navistar, Inc., Tranche B Term Loan, 8/7/20               $      749,396
----------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
     3,442,393       5.48   NN, Inc., Tranche B Term Loan, 10/19/22                   $    3,441,856
----------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.0%+
       594,015       4.92   Nexeo Solutions LLC, Term Loan, 6/9/23                    $      600,048
       387,691       4.49   WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19             389,024
                                                                                      --------------
                                                                                      $      989,072
                                                                                      --------------
                            Total Capital Goods                                       $   17,455,049
----------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                            Environmental & Facilities Services -- 0.1%
       398,564       4.80   Infiltrator Water Technologies LLC, Term B-1
                            Loan, 5/27/22                                             $      401,554
       895,420       4.05   Waste Industries USA, Inc., Term B Loan, 2/27/20                 900,457
                                                                                      --------------
                                                                                      $    1,302,011
----------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.0%+
       599,524       5.23   Garda World Security Corp., Term Loan, 5/3/24             $      603,271
----------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.0%+
       678,946       3.29   On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22        $      685,028
                                                                                      --------------
                            Total Commercial Services & Supplies                      $    2,590,310
----------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.0%+
                            Airlines -- 0.0%+
       786,000       3.73   Delta Air Lines, Inc., Term Loan (First Lien), 8/24/22    $      793,369
                                                                                      --------------
                            Total Transportation                                      $      793,369
----------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.2%
                            Auto Parts & Equipment -- 0.2%
       632,002       3.22   Allison Transmission, Inc., Term B-3 Loan, 8/23/19        $      636,527
     4,182,750       3.47   American Axle & Manufacturing, Inc., Term
                            Loan, 3/9/24                                                   4,166,542
     2,024,794       6.05   Electrical Components International, Inc.,
                            Loan, 4/17/21                                                  2,037,449
       814,623       4.93   Federal-Mogul Corporation, Tranche C Term, 4/15/21               817,933
     1,754,223       3.98   TI Group Automotive Systems LLC, Initial US Term
                            Loan, 6/25/22                                                  1,756,416
     1,193,436       3.88   Tower Automotive Holdings USA LLC, Term
                            Loan, 3/6/24                                                   1,195,674
                                                                                      --------------
                                                                                      $   10,610,541
----------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.0%+
     1,396,667       3.12   The Goodyear Tire & Rubber Co., Term Loan
                            (Second Lien), 3/27/19                                    $    1,409,178
                                                                                      --------------
                            Total Automobiles & Components                            $   12,019,719
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Apparel, Accessories & Luxury Goods -- 0.0%+
       374,853       3.73   Hanesbrands, Inc., New Term B Loan, 4/15/22               $      378,365
----------------------------------------------------------------------------------------------------
                            Footwear -- 0.0%+
       893,256       3.23   Regal Cinemas Corp., Term Loan, 4/1/22                    $      896,526
                                                                                      --------------
                            Total Consumer Durables & Apparel                         $    1,274,891
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.2%
                            Casinos & Gaming -- 0.1%
        13,333       4.30   Pinnacle Entertainment Inc., Term Loan, 3/30/23           $       13,429
     3,339,169       5.11   Scientific Games International, Inc., Initial Term B-3
                            Loan, 10/1/21                                                  3,376,137
                                                                                      --------------
                                                                                      $    3,389,566
----------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 0.0%+
       504,023       5.48   L.A. Fitness International LLC, Tranche B Term
                            Loan (First Lien), 4/25/20                                $      511,478
     1,292,915       3.23   Six Flags Theme Parks, Inc., Tranche B Term
                            Loan, 6/30/22                                                  1,306,450
                                                                                      --------------
                                                                                      $    1,817,928
----------------------------------------------------------------------------------------------------
                            Education Services -- 0.0%+
       575,248       3.48   Bright Horizons Family Solutions, Inc., Term
                            Loan, 11/3/23                                             $      579,322
       987,406       4.23   Houghton Mifflin Harcourt Publishers, Inc., Term
                            Loan, 5/11/21                                                    941,738
       987,277       4.70   Nord Anglia Education, Initial Term Loan, 3/31/21                990,363
                                                                                      --------------
                                                                                      $    2,511,423
----------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.1%
       650,000       6.16   Constellis Group, Inc., Term Loan, 4/18/24                $      644,041
       766,614       5.29   GENEX Holdings, Inc., Term B Loan (First
                            Lien), 5/22/21                                                   763,260
     2,238,722       5.05   Kuehg Corp., Term Loan, 8/13/22                                2,253,415
                                                                                      --------------
                                                                                      $    3,660,716
                                                                                      --------------
                            Total Consumer Services                                   $   11,379,633
----------------------------------------------------------------------------------------------------
                            MEDIA -- 0.3%
                            Broadcasting -- 0.1%
     1,300,000       3.10   Nielsen Finance LLC, Term Loan, 10/4/23                   $    1,302,807
     2,206,385       3.98   Univision Communications, Inc., Term Loan, 3/15/24             2,169,843
                                                                                      --------------
                                                                                      $    3,472,650
----------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.1%
     1,656,000       3.23   Charter Communications Operating LLC, Term F-1
                            Loan, 1/3/21                                              $    1,662,554

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 85

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Cable & Satellite -- (continued)
       720,343       4.00   Intelsat Jackson Holdings SA, Tranche B-2 Term
                            Loan, 6/30/19                                             $      715,241
       650,000       3.91   UPC Financing Partnership, Facility AP, 4/15/25                  651,544
                                                                                      --------------
                                                                                      $    3,029,339
----------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.1%
       563,091       3.46   AMC Entertainment, Inc., Initial Term Loan, 4/30/20       $      565,379
     2,064,426       3.32   Live Nation Entertainment, Inc., Term Loan, 10/27/23           2,075,398
     3,179,059       3.73   Rovi Solutions Corp., Term B Loan, 7/2/21                      3,186,609
                                                                                      --------------
                                                                                      $    5,827,386
----------------------------------------------------------------------------------------------------
                            Publishing -- 0.0%+
     1,396,923       3.58   DH Publishing LP, Term Loan, 8/20/23                      $    1,399,812
                                                                                      --------------
                            Total Media                                               $   13,729,187
----------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Specialty Stores -- 0.0%+
     1,143,919       4.22   PetSmart, Inc., Tranche B-2 Loan, 3/10/22                 $    1,065,186
----------------------------------------------------------------------------------------------------
                            Automotive Retail -- 0.1%
     1,374,757       3.55   Cooper-Standard Automotive, Inc., Additional
                            Term B-1 Loan, 10/28/23                                   $    1,377,120
     1,998,209       4.84   CWGS Group LLC, Term Loan, 11/3/23                             2,011,447
                                                                                      --------------
                                                                                      $    3,388,567
----------------------------------------------------------------------------------------------------
                            Homefurnishing Retail -- 0.0%+
     1,663,308       4.77   Serta Simmons Holdings, Term Loan, 10/21/23               $    1,662,962
                                                                                      --------------
                            Total Retailing                                           $    6,116,715
----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Agricultural Products -- 0.0%+
     1,818,205       3.73   Darling International, Inc., Term B USD
                            Loan, 12/19/20                                            $    1,834,683
----------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.1%
     3,543,885       5.75   JBS USA Lux SA, Term Loan, 10/30/22                       $    3,459,165
       487,729       3.23   Pinnacle Foods Finance LLC, Initial Term
                            Loan, 1/30/24                                                    489,863
                                                                                      --------------
                                                                                      $    3,949,028
                                                                                      --------------
                            Total Food, Beverage & Tobacco                            $    5,783,711
----------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Personal Products -- 0.1%
     3,726,912       4.73   Revlon Consumer Products Corp., Initial Term B
                            Loan, 7/22/23                                             $    3,483,888
       506,366       4.80   The Nature's Bounty Co., Dollar Term B-1
                            Loan, 5/5/23                                                     507,569
                                                                                      --------------
                                                                                      $    3,991,457
                                                                                      --------------
                            Total Household & Personal Products                       $    3,991,457
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                            Health Care Supplies -- 0.1%
     2,555,000       4.55   Kinetic Concepts, Inc., Term Loan B, 2/1/24               $    2,545,950
       733,794       4.15   Sterigenics-Nordion Holdings LLC, Term Loan, 5/15/22             732,418
                                                                                      --------------
                                                                                      $    3,278,368
----------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.1%
       911,558       4.44   Alliance HealthCare Services, Inc., Initial Term
                            Loan, 6/3/19                                              $      913,457
       180,983       6.80   Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21             182,001
       246,068       3.98   DaVita HealthCare Partners, Inc., Tranche B Loan
                            (First Lien), 6/19/21                                            247,803
       489,907       4.30   MPH Acquisition Holdings LLC, Initial Term
                            Loan, 5/25/23                                                    491,591
     1,097,250       3.98   Team Heal, Inc., Term Loan, 1/12/24                            1,092,724
                                                                                      --------------
                                                                                      $    2,927,576
----------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.2%
       893,084       4.05   CHS, Incremental 2019 Term G Loan, 12/31/19               $      892,875
     1,646,077       4.15   CHS, Incremental 2021 Term H Loan, 1/27/21                     1,645,489
     1,717,890       3.23   HCA, Inc., Term Loan, 3/10/23                                  1,724,451
       627,933       3.48   HCA, Inc., Tranche B-8 Term Loan, 2/15/24                        631,466
       541,631       4.69   Kindred Healthcare, Inc., Tranche B Loan (First
                            Lien), 4/10/21                                                   544,903
     1,163,273       4.65   Select Medical Corp., Term Loan, 2/13/24                       1,174,172
     1,737,710       4.73   Vizient Inc., Term Loan, 2/13/23                               1,756,173
                                                                                      --------------
                                                                                      $    8,369,529
----------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.0%+
     1,296,750       3.98   Change Healthcare Holdings, Inc., Term
                            Loan, 2/3/24                                              $    1,298,573
     1,134,300       3.23   Quintiles Ims Inc., Term Loan, 3/7/24                          1,143,398
                                                                                      --------------
                                                                                      $    2,441,971
                                                                                      --------------
                            Total Health Care Equipment & Services                    $   17,017,444
----------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.2%
                            Biotechnology -- 0.0%+
       730,818       3.97   Alkermes, Inc., 2021 Term Loan, 9/25/19                   $      736,300
----------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.1%
       313,935       5.50   Concordia Healthcare Corp., Initial Dollar Term
                            Loan, 10/20/21                                            $      236,040
       723,188       3.44   Grifols Worldwide Operations USA, Inc., Tranche B
                            Term Loan, 1/23/25                                               725,178
       789,357       4.05   Mallinckrodt International Finance SA., Term
                            Loan, 9/24/24                                                    788,173

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 87

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- (continued)
     2,576,944       3.30   RPI Finance Trust, Term Loan, 3/17/23                     $    2,589,628
     1,244,396       5.83   Valeant Pharmaceuticals, Series F-1, 3/11/22                   1,262,631
                                                                                      --------------
                                                                                      $    5,601,650
----------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.1%
     1,237,406       5.91   Albany Molecular Research, Inc., Term Loan, 7/14/21       $    1,244,882
     2,390,731       3.98   Catalent Pharma Solutions, Dollar Term Loan, 5/20/21           2,415,136
                                                                                      --------------
                                                                                      $    3,660,018
                                                                                      --------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                             $    9,997,968
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Other Diversified Financial Services -- 0.0%+
     1,176,591       3.29   Fly Funding II Sarl, Loan, 8/9/19                         $    1,180,024
----------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.1%
     1,700,978       3.50   BC Unlimited Liability Co., Term Loan, 2/17/24            $    1,700,625
     1,462,245       3.73   Trans Union LLC, 2016 Incremental Term B-2
                            Commitment, 4/9/21                                             1,473,995
                                                                                      --------------
                                                                                      $    3,174,620
----------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.0%+
     1,500,000       3.96   Avolon Tlb Borrower, Term Loan, 1/20/22                   $    1,515,009
                                                                                      --------------
                            Total Diversified Financials                              $    5,869,653
----------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.0%+
                            Insurance Brokers -- 0.0%+
     1,140,880       4.80   NFP Corp., Term B Loan, 12/9/23                           $    1,147,583
----------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.0%+
       850,000       4.18   USI, Inc., Tl Lien, Term Loan, 4/5/24                     $      845,856
                                                                                      --------------
                            Total Insurance                                           $    1,993,439
----------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.1%
                            Retail REIT -- 0.0%+
       987,406       4.42   DTZ US Borrower LLC, 2015-1 Additional Term
                            Loan (First Lien), 11/4/21                                $      988,763
----------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.1%
     1,625,302       6.25   Uniti Group, Inc., Shortfall Term Loan, 10/24/22          $    1,626,989
                                                                                      --------------
                            Total Real Estate                                         $    2,615,752
----------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.2%
                            Internet Software & Services -- 0.1%
       384,000       5.04   Blucora, Inc., Term Loan, 4/21/24                         $      386,400
     1,870,313       4.17   Rackspace Hosting, Inc., Term Loan, 11/3/23                    1,873,586
                                                                                      --------------
                                                                                      $    2,259,986
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.0%+
     1,223,685       3.73   Go Daddy Operating Co., LLC, Initial Term
                            Loan, 2/6/24                                              $    1,227,815
       820,865       5.55   Rocket Software, Inc., Term Loan (First
                            Lien), 10/11/23                                                  829,279
                                                                                      --------------
                                                                                      $    2,057,094
----------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 0.1%
       917,563       3.72   First Data Corporation, Term Loan, 4/21/24                $      918,366
     1,259,764       3.47   First Data Corporation, Term Loan, 7/10/22                     1,259,413
                                                                                      --------------
                                                                                      $    2,177,779
----------------------------------------------------------------------------------------------------
                            Application Software -- 0.0%+
       746,241       6.42   DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23         $      726,185
       350,000       6.55   STG-Fairway Acquisitions, Inc., Term Loan (First
                            Lien), 6/30/22                                                   322,438
                                                                                      --------------
                                                                                      $    1,048,623
----------------------------------------------------------------------------------------------------
                            Systems Software -- 0.0%+
       465,684       4.55   Avast Software BV, Term Loan, 9/30/23                     $      470,535
       110,000       0.00   MA Financeco LLC, Term Loan, 4/18/24                             110,124
       740,000       2.75   Seattle Spinco, Inc., Term Loan, 4/18/24                         740,832
                                                                                      --------------
                                                                                      $    1,321,491
                                                                                      --------------
                            Total Software & Services                                 $    8,864,973
----------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                            Communications Equipment -- 0.0%+
       903,973       3.71   Ciena Corp., Term Loan, 2/25/22                           $      908,493
                                                                                      --------------
                            Total Technology Hardware & Equipment                     $      908,493
----------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.1%
                            Semiconductor Equipment -- 0.0%+
     1,095,530       3.55   Sensata Technologies BV, Sixth Amendment Term
                            Loan, 10/14/21                                            $    1,104,209
----------------------------------------------------------------------------------------------------
                            Semiconductors -- 0.1%
       368,594       3.33   Microsemi Corp., Closing Date Term B Loan, 12/17/22       $      370,015
     1,269,317       3.48   Semiconductor Corp., Term Loan, 3/31/23                        1,272,888
                                                                                      --------------
                                                                                      $    1,642,903
                                                                                      --------------
                            Total Semiconductors & Semiconductor Equipment            $    2,747,112
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.2%
                            Integrated Telecommunication Services -- 0.1%
     2,000,000       1.38   Centurylink, Inc., Term Loan, 1/31/25                     $    1,980,714
     1,143,313       4.23   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20            1,152,246
     1,186,736       4.04   GCI Holdings, Inc., New Term B Loan (2016), 2/2/22             1,194,895

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 89

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Integrated Telecommunication
                            Services -- (continued)
     1,200,000       3.47   Level 3 Financing, Inc., Term Loan, 2/17/24               $    1,204,250
                                                                                      --------------
                                                                                      $    5,532,105
----------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.1%
     1,849,053       3.47   Altice Us Finance I Corp., Term Loan, 7/28/25             $    1,850,439
     1,296,750       3.75   Sprint Communications, Inc., Term Loan, 2/2/24                 1,298,139
                                                                                      --------------
                                                                                      $    3,148,578
                                                                                      --------------
                            Total Telecommunication Services                          $    8,680,683
----------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Electric Utilities -- 0.1%
     1,665,676       3.48   Calpine Construction Finance Co., LP, Term B-1
                            Loan, 5/3/20                                              $    1,665,416
     1,687,438       5.11   TPF II Power, LLC, Term Loan, 10/2/21                          1,682,376
       415,194       3.98   Vistra Operations Co., LLC, Initial Term C
                            Loan, 8/4/23                                                     411,717
     1,811,364       3.98   Vistra Operations Co., LLC, Initial Term Loan, 8/4/23          1,796,194
                                                                                      --------------
                                                                                      $    5,555,703
----------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.1%
       997,500       4.48   Dynegy, Inc., Tranche C-1 Term Loan, 6/27/23              $      996,495
     1,292,588       3.55   NRG Energy, Inc., Term Loan, 6/30/23                           1,291,665
                                                                                      --------------
                                                                                      $    2,288,160
                                                                                      --------------
                            Total Utilities                                           $    7,843,863
----------------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $158,846,545)                                       $  159,910,715
----------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 2.2%
                            Repurchase Agreements -- 2.0%
    28,245,000              $28,245,000 ScotiaBank, 1.12%, dated 6/30/17
                            plus accrued interest on 7/3/17
                            collateralized by the following:
                            $17,933,274 Freddie Mac Giant, 3.5, 6/1/42
                            $27,848,125 Federal National Mortgage
                            Association (ARM), 2.5 -- 4.5%, 4/1/26-5/1/47             $   28,245,000
    15,085,000              $15,085,000 RBC Capital Markets LLC, 1.06%,
                            dated 6/30/17 plus accrued interest on 7/3/17
                            collateralized by the following:
                            $1,128,170 Freddie Mac Giant, 4.5%,
                            4/1/44-7/1/44
                            $2,557,950 Federal National Mortgage
                            Association (ARM), 3.31, 2/1/27
                            $3,391,668 Federal National Mortgage
                            Association, 2.5-4.0%, 3/1/27-5/1/47
                            $8,308,913 Government National Mortgage
                            Association, 3.5-4.0%, 3/20/47-4/20/47                        15,085,000

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Annual Report | 6/30/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            Repurchase Agreements -- (continued)
    24,835,000              $24,835,000 TD Securities USA LLC, 1.10%,
                            dated 6/30/17 plus accrued interest on 7/3/17
                            collateralized by the following:
                            $8,900,966 Freddie Mac Giant, 3.0% -- 5.8%,
                            10/1/18-2/1/47
                            $6,460,818 Federal National Mortgage
                            Association, 3.0-8.0%, 8/1/21-11/1/46
                            9,969,922 U.S. Treasury Notes, 1.375%, 9/30/20            $   24,835,000
    24,835,000              $24,835,000 TD Securities USA LLC, 1.12%,
                            dated 6/30/17 plus accrued interest on 7/3/17
                            collateralized by the following:
                            $100 U.S. Treasury Bill, 0.0%, 7/20/17
                            $19,027,745 Federal National Mortgage
                            Association, 3.5-4.0%, 1/1/44-2/1/46
                            $6,303,925 U.S. Treasury Notes, 2.5%, 8/15/23                 24,835,000
                                                                                      --------------
                                                                                      $   93,000,000
----------------------------------------------------------------------------------------------------
                            Commercial Paper -- 0.2%
     9,550,000              Energy Transfer Discount Note, 7/6/17 (c)                 $    9,547,295
----------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $102,547,480)                                       $  102,547,295
----------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 99.6%
                            (Cost $4,657,369,720) (a)                                 $4,696,959,831
----------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 0.4%                        $   19,621,678
----------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                      $4,716,581,509
====================================================================================================

+           Amount rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(ARM)       Adjustable Rate Mortgage.

(Cat Bond)  Catastrophe or event linked bond. At June 30, 2017 the value of these securities amounted to $67,530,260 or 1.4% of net assets. See Notes to Financial Statements -- 1F.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2017, the value of these securities amounted to $1,300,478,838 or 27.6% of net assets.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 91

* Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,666,726,201 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                 $ 65,987,956

               Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                  (35,754,326)
                                                                                 -------------
               Net unrealized appreciation                                       $ 30,233,630
                                                                                 =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(e) Structured reinsurance investment. At June 30, 2017, the value of these securities amounted to $68,798,858 or 1.5% of net assets. See Notes to Financial Statements -- Note 1F.

(f)         Rate to be determined.

(g)         Consists of Revenue Bonds unless otherwise indicated.

(h) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2017 were as follows:

            -----------------------------------------------------------------------------
                                                       Purchases            Sales
            -----------------------------------------------------------------------------
            Long-Term U.S. Government                  $  803,289,132       $ 471,665,749
            Other Long-Term Securities                  1,748,693,353       1,336,500,453

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc.
(PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended June 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $31,829,322 and $9,534,651, respectively, which resulted in a net realized gain of $353,563.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Annual Report | 6/30/17

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------
 Notional                      Obligation              Credit    Expiration  Premiums      Unrealized
 Principal ($)(1) Counterparty Entity/Index    Coupon  Rating(2) Date        Received      Appreciation
-------------------------------------------------------------------------------------------------------
 6,808,791        JP Morgan    Simon Property  1.00%   A         6/20/22     $(21,209)     $74,007
                               Group LP
-------------------------------------------------------------------------------------------------------
                                                                             $(21,209)     $74,007
=======================================================================================================

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------
 Notional                       Obligation             Credit    Expiration  Premiums      Unrealized
 Principal ($)(1) Counterparty  Entity/Index   Coupon  Rating(2) Date        Received      Appreciation
-------------------------------------------------------------------------------------------------------
 23,690,700       Chicago       Markit CDX     1.00%   B+        6/20/20     $(1,831,702)  $15,152
                  Mercantile    North America
                  Exchange      Investment
                                Grade Index
-------------------------------------------------------------------------------------------------------
                                                                             $(1,831,702)  $15,152
=======================================================================================================

CDX Credit Default Index

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Funds's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 93

The following is a summary of the inputs used as of June 30, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                     Level 1         Level 2            Level 3        Total
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks         $  46,845,749   $              --  $          --  $   46,845,749
Asset Backed Securities                         --         235,889,774             --     235,889,774
Collateralized Mortgage Obligations             --         873,081,588             --     873,081,588
Corporate Bonds
   Diversified Financials
      Other Diversified
         Financial Services                     --                  --      1,547,747       1,547,747
Insurance
   Reinsurance                                  --          67,530,260     68,798,858     136,329,118
   All Other Corporate Bonds                    --       1,461,025,785             --   1,461,025,785
U.S. Government and
   Agency Obligations                           --       1,596,339,263             --   1,596,339,263
Foreign Government Bonds                        --          10,694,418             --      10,694,418
Municipal Bonds                                 --          72,748,379             --      72,748,379
Senior Floating Rate Loan Interests             --         159,910,715             --     159,910,715
Repurchase Agreements                           --          93,000,000             --      93,000,000
Commercial Paper                                --           9,547,295             --       9,547,295
------------------------------------------------------------------------------------------------------
Total                                $  46,845,749   $   4,579,767,477  $  70,346,605  $4,696,959,831
======================================================================================================
Other Financial Instruments
Unrealized appreciation on
   swap contracts                    $          --   $          74,007  $          --  $       74,007
Unrealized appreciation on
   centrally cleared swap contracts             --              15,152             --          15,152
Unrealized appreciation on
   futures contracts                     3,146,419                  --             --       3,146,419
Unrealized depreciation on
futures contracts                         (296,108)                 --             --        (296,108)
------------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $   2,850,311   $          89,159  $          --  $    2,939,470
======================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Annual Report | 6/30/17

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Corporate
                                                                  Bonds
--------------------------------------------------------------------------------
Balance as of 6/30/16                                             $ 61,501,798
Realized gain (loss)(1)                                                  7,328
Change in unrealized appreciation (depreciation)(2)                  3,090,207
Purchases                                                           69,131,839
Sales                                                              (63,384,567)
Changes between Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 6/30/17                                             $ 70,346,605
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended June 30, 2017, there were no transfers between Levels 1, 2 or 3.

      Net change in unrealized appreciation (depreciation) of investments
      still held as of 6/30/17                                             $3,877,124
                                                                           ----------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 95

Statement of Assets and Liabilities | 6/30/17

ASSETS:
   Investment in securities (cost $4,657,369,720                       $4,696,959,831
   Cash                                                                    15,522,139
   Restricted cash*                                                         5,199,920
   Receivables --
      Investment securities sold                                           12,939,532
      Fund shares sold                                                     45,967,012
      Interest                                                             24,015,513
      Dividends                                                               331,959
      Due from Amundi Pioneer Asset Management, Inc. formerly Pioneer
         Investment Management, Inc.                                           58,185
   Variation margin on centrally cleared swap contracts                        45,781
   Variation margin on futures contracts                                      930,750
   Unrealized appreciation on credit default swap contracts                    74,007
   Other assets                                                                47,742
--------------------------------------------------------------------------------------
         Total Assets                                                  $4,802,092,371
======================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                  $   67,260,966
      Fund shares repurchased                                              13,811,384
      Dividends                                                             2,189,906
      Trustee fees                                                              5,782
   Credit default swaps, premiums received                                     21,209
   Due to affiliates                                                          673,601
   Accrued expenses                                                         1,548,014
--------------------------------------------------------------------------------------
         Total Liabilities                                             $   85,510,862
======================================================================================
NET ASSETS:
   Paid-in capital                                                     $4,688,788,619
   Undistributed net investment income                                      1,987,223
   Accumulated net realized loss on investments, swap contracts and
      futures contracts                                                   (16,723,914)
   Net unrealized appreciation on investments                              39,590,111
   Net unrealized appreciation on swap contracts                               89,159
   Net unrealized appreciation on futures contracts                         2,850,311
--------------------------------------------------------------------------------------
         Net Assets                                                    $4,716,581,509
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,156,939,727/119,124,204 shares)                $         9.71
   Class C (based on $96,546,997/10,053,229 shares)                    $         9.60
   Class K (based on $726,063,070/74,805,997 shares)                   $         9.71
   Class R (based on $178,769,680/18,241,069 shares)                   $         9.80
   Class Y (based on $2,558,262,035/265,894,293 shares)                $         9.62
MAXIMUM OFFERING PRICE:
   Class A ($9.71 / 95.5% )                                            $        10.17
======================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Annual Report | 6/30/17

Statement of Operations

For the Year Ended 6/30/17

INVESTMENT INCOME:
   Interest                                                          $ 145,043,025
   Dividends                                                             1,506,049
---------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 146,549,074
===================================================================================================
EXPENSES:
   Management fees                                                   $  16,975,464
   Transfer agent fees
      Class A                                                            3,042,790
      Class C                                                              131,914
      Class K                                                                2,611
      Class R                                                              455,263
      Class Y                                                            2,744,596
   Distribution fees
      Class A                                                            2,953,088
      Class C                                                            1,200,712
      Class R                                                              842,305
   Shareholder communications expense                                      189,554
   Administrative expense                                                1,334,755
   Custodian fees                                                          273,746
   Registration fees                                                       341,975
   Professional fees                                                       211,231
   Printing expense                                                         87,291
   Fees and expenses of non-affiliated Trustees                            209,221
   Miscellaneous                                                           496,291
---------------------------------------------------------------------------------------------------
         Total expenses                                                              $  31,492,807
         Less fees waived and expenses reimbursed
            by Amundi Pioneer Asset Management, Inc.,
            (Amundi Pioneer) formerly Pioneer Investment
            Management, Inc.                                                            (2,089,629)
---------------------------------------------------------------------------------------------------
         Net expenses                                                                $  29,403,178
---------------------------------------------------------------------------------------------------
            Net investment income                                                    $ 117,145,896
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                                    $  22,457,936
      Swap contracts                                                      (376,713)
      Futures contracts                                                  7,898,018    $ 29,979,241
---------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                    $ (55,634,479)
      Swap contracts                                                        89,159
      Futures contracts                                                 20,153,109   $ (35,392,211)
---------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      swap contracts futures contracts                                               $  (5,412,970)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                              $(111,732,926)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 97

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            6/30/17           6/30/16**
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   117,145,896   $    93,820,785
Net realized gain (loss) on investments, swap contracts
   and futures contracts                                         29,979,241        (6,243,404)
Change in net unrealized appreciation (depreciation)
   on investments, swap contracts and futures contracts         (35,392,211)       59,491,707
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   111,732,926   $   147,069,088
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.29 and $0.27 per share, respectively)     $   (35,066,940)  $   (30,130,801)
      Class C ($0.21 and $0.20 per share, respectively)          (2,681,780)       (2,503,533)
      Class K ($0.33 and $0.31 per share, respectively)         (14,828,850)       (8,577,930)
      Class R ($0.27 and $0.25 per share, respectively)          (4,575,300)       (3,514,545)
      Class Y ($0.31 and $0.29 per share, respectively)         (75,508,120)      (56,701,826)
      Class Z* ($0.00 and $0.03 per share, respectively)                 --          (184,669)
Net realized gains
      Class A ($0.00 and $0.02 per share, respectively)                  --        (2,297,989)
      Class C ($0.00 and $0.02 per share, respectively)                  --          (256,680)
      Class K ($0.00 and $0.02 per share, respectively)                  --          (632,921)
      Class R ($0.00 and $0.02 per share, respectively)                  --          (289,802)
      Class Y ($0.00 and $0.02 per share, respectively)                  --        (3,842,000)
----------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $  (132,660,990)  $  (108,932,696)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale of shares                            $ 2,063,285,335   $ 1,673,600,863
Shares issued in reorganization                                          --       103,289,215
Reinvestment of distributions                                   102,010,632        82,738,583
Cost of shares repurchased                                   (1,372,913,664)   (1,113,066,216)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $   792,382,303   $   746,562,445
----------------------------------------------------------------------------------------------
      Net increase in net assets                            $   771,454,239   $   784,698,837
NET ASSETS:
Beginning of year                                           $ 3,945,127,270   $ 3,160,428,433
----------------------------------------------------------------------------------------------
End of year                                                 $ 4,716,581,509   $ 3,945,127,270
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $     1,987,223   $     3,684,926
==============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Annual Report | 6/30/17

------------------------------------------------------------------------------------------------
                                  Year Ended    Year Ended          Year Ended    Year Ended
                                  6/30/17       6/30/17             6/30/16**     6/30/16**
                                  Shares        Amount              Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        36,669,895   $    356,565,380     39,520,516   $ 381,082,323
Shares issued in reorganization            --                 --      8,687,202      83,223,137
Reinvestment of distributions       2,534,877         24,634,219      2,429,101      23,363,971
Less shares repurchased           (40,716,134)      (395,166,041)   (37,895,940)   (364,153,575)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (1,511,362)  $    (13,966,442)    12,740,879   $ 123,515,856
================================================================================================
Class C
Shares sold                         1,704,424   $     16,396,255      3,590,552   $  34,068,700
Shares issued in reorganization            --                 --      1,566,042      14,846,083
Reinvestment of distributions         184,381          1,771,759        171,403       1,630,270
Less shares repurchased            (5,744,422)       (55,006,633)    (3,349,111)    (31,797,823)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (3,855,617)  $    (36,838,619)     1,978,886   $  18,747,230
================================================================================================
Class K
Shares sold                        50,598,291   $    490,469,822     22,645,768   $ 217,799,806
Reinvestment of distributions         867,934          8,426,426        418,685       4,026,426
Less shares repurchased           (11,501,721)      (111,726,287)    (6,730,820)    (64,517,198)
------------------------------------------------------------------------------------------------
      Net increase                 39,964,504   $    387,169,961     16,333,633   $ 157,309,034
================================================================================================
Class R
Shares sold                         6,419,830   $     62,895,959      7,857,134   $  76,161,586
Reinvestment of distributions         371,546          3,642,529        332,632       3,227,431
Less shares repurchased            (4,393,901)       (43,080,190)    (4,303,242)    (41,715,627)
------------------------------------------------------------------------------------------------
      Net increase                  2,397,475   $     23,458,298      3,886,524   $  37,673,390
================================================================================================
Class Y
Shares sold                       118,309,079   $  1,136,957,919    101,127,077   $ 963,277,766
Shares issued in reorganization            --                 --        550,053       5,219,995
Reinvestment of distributions       6,600,224         63,535,699      5,283,365      50,341,027
Less shares repurchased           (79,896,185)      (767,934,513)   (57,493,210)   (547,987,984)
------------------------------------------------------------------------------------------------
      Net increase                 45,013,118   $    432,559,105     49,467,285   $ 470,850,804
================================================================================================
Class Z*
Shares sold                                --   $             --        125,036   $   1,210,682
Reinvestment of distributions              --                 --         15,392         149,458
Less shares repurchased                    --                 --     (6,477,629)    (62,894,009)
------------------------------------------------------------------------------------------------
      Net decrease                         --   $             --     (6,337,201)  $ (61,533,869)
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/17 99

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year         Year       Year
                                                                  Ended          Ended          Ended        Ended      Ended
                                                                  6/30/17        6/30/16**      6/30/15**    6/30/14**  6/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $     9.76     $     9.68     $     9.88   $   9.67   $   9.73
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $     0.25(a)  $     0.25(a)  $     0.27   $   0.35   $   0.38
   Net realized and unrealized gain (loss) on investments              (0.01)          0.12          (0.14)      0.24      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $     0.24     $     0.37     $     0.13   $   0.59   $   0.31
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $    (0.29)    $    (0.27)    $    (0.29)  $  (0.38)  $  (0.37)
   Net realized gain                                                      --          (0.02)         (0.04)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $    (0.29)    $    (0.29)    $    (0.33)  $  (0.38)  $  (0.37)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $    (0.05)    $     0.08     $    (0.20)  $   0.21   $  (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $     9.71     $     9.76     $     9.68   $   9.88   $   9.67
=================================================================================================================================
Total return*                                                           2.48%          3.93%          1.32%      6.19%      3.21%
Ratio of net expenses to average net assets                             0.85%          0.85%          0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net assets             2.60%          2.58%          2.68%      3.52%      3.77%
Portfolio turnover rate                                                   44%            43%            81%        41%        28%
Net assets, end of period (in thousands)                          $1,156,940     $1,177,941     $1,044,659   $706,962   $565,569
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer formerly PIM and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                                 0.99%          0.98%          0.93%      1.00%      1.01%
   Net investment income (loss) to average net assets                   2.46%          2.45%          2.60%      3.37%      3.61%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Bond Fund | Annual Report | 6/30/17

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year         Year       Year
                                                                  Ended          Ended          Ended        Ended      Ended
                                                                  6/30/17        6/30/16**      6/30/15**    6/30/14**  6/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.66        $   9.57       $   9.77     $  9.57    $  9.63
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.18(a)     $   0.17(a)    $   0.19     $  0.26    $  0.29
   Net realized and unrealized gain (loss) on investments           (0.03)           0.14          (0.14)       0.23      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.15        $   0.31       $   0.05     $  0.49    $  0.23
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.21)       $  (0.20)      $  (0.21)    $ (0.29)   $ (0.29)
   Net realized gain                                                   --           (0.02)         (0.04)         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.21)       $  (0.22)      $  (0.25)    $ (0.29)   $ (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.06)       $   0.09       $  (0.20)    $  0.20    $ (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.60        $   9.66       $   9.57     $  9.77    $  9.57
=================================================================================================================================
Total return*                                                        1.62%           3.28%          0.49%       5.20%      2.33%
Ratio of net expenses to average net assets                          1.59%           1.60%          1.63%       1.73%      1.72%
Ratio of net investment income (loss) to average net assets          1.84%           1.84%          1.89%       2.69%      2.93%
Portfolio turnover rate                                                44%             43%            81%         41%        28%
Net assets, end of period (in thousands)                          $96,547        $134,299       $114,222     $73,224    $87,763
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 101

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year         Year       12/20/12
                                                                  Ended          Ended          Ended        Ended      to
                                                                  6/30/17        6/30/16***     6/30/15***   6/30/14*** 6/30/13
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $   9.76       $   9.68       $   9.87     $  9.67    $  9.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.29(b)    $   0.29(b)    $   0.30     $  0.40    $  0.20
   Net realized and unrealized gain (loss) on investments            (0.01)          0.12          (0.13)       0.20      (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.28       $   0.41       $   0.17     $  0.60    $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.33)      $  (0.31)      $  (0.32)    $ (0.40)   $ (0.21)
   Net realized gain                                                    --          (0.02)         (0.04)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.33)      $  (0.33)      $  (0.36)    $ (0.40)   $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.05)      $   0.08       $  (0.19)    $  0.20    $ (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.71       $   9.76       $   9.68     $  9.87    $  9.67
====================================================================================================================================
Total return*                                                         2.87%          4.32%          1.80%       6.37%     (0.61)%(a)
Ratio of net expenses to average net assets                           0.47%          0.47%          0.47%       0.56%      0.57%**
Ratio of net investment income (loss) to average net assets           3.01%          2.98%          3.03%       3.59%      3.86%**
Portfolio turnover rate                                                 44%            43%            81%         41%        28%
Net assets, end of period (in thousands)                          $726,063       $340,096       $179,135     $ 4,398    $    10
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

*** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Bond Fund | Annual Report | 6/30/17

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year         Year       Year
                                                                  Ended          Ended          Ended        Ended      Ended
                                                                  6/30/17        6/30/16**      6/30/15**    6/30/14**  6/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $   9.85       $   9.77       $   9.97     $  9.76    $  9.82
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.23(a)    $   0.23(a)    $   0.25     $  0.32    $  0.34
   Net realized and unrealized gain (loss) on investments            (0.01)          0.12          (0.15)       0.23      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.22       $   0.35       $   0.10     $  0.55    $  0.28
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.27)      $  (0.25)      $  (0.26)    $ (0.34)   $ (0.34)
   Net realized gain                                                    --          (0.02)         (0.04)         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.27)      $  (0.27)      $  (0.30)    $ (0.34)   $ (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.05)      $   0.08       $  (0.20)    $  0.21    $ (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.80       $   9.85       $   9.77     $  9.97    $  9.76
=================================================================================================================================
Total return*                                                         2.23%          3.66%          1.06%       5.75%      2.80%
Ratio of net expenses to average net assets                           1.10%          1.10%          1.10%       1.25%      1.25%
Ratio of net investment income (loss) to average net assets           2.35%          2.33%          2.43%       3.12%      3.36%
Portfolio turnover rate                                                 44%            43%            81%         41%        28%
Net assets, end of period (in thousands)                          $178,770       $156,110       $116,815     $48,264    $31,169
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer formerly PIM and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                               1.24%          1.21%          1.21%       1.32%      1.35%
   Net investment income (loss) to average net assets                 2.21%          2.22%          2.32%       3.05%      3.26%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 103

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year         Year       Year
                                                                  Ended          Ended          Ended        Ended      Ended
                                                                  6/30/17        6/30/16**      6/30/15**    6/30/14**  6/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $     9.67     $     9.59     $     9.79   $   9.58   $   9.65
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $     0.28(a)  $     0.27(a)  $     0.30   $   0.36   $   0.39
   Net realized and unrealized gain (loss) on investments              (0.02)          0.12          (0.15)      0.24      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $     0.26     $     0.39     $     0.15   $   0.60   $   0.32
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $    (0.31)    $    (0.29)    $    (0.31)  $  (0.39)  $  (0.39)
   Net realized gain                                                      --          (0.02)         (0.04)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $    (0.31)    $    (0.31)    $    (0.35)  $  (0.39)  $  (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $    (0.05)    $     0.08     $    (0.20)  $   0.21   $  (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $     9.62     $     9.67     $     9.59   $   9.79   $   9.58
=================================================================================================================================
Total return*                                                           2.76%          4.22%          1.59%      6.41%      3.34%
Ratio of net expenses to average net assets                             0.58%          0.58%          0.58%      0.66%      0.66%
Ratio of net investment income (loss) to average net assets             2.87%          2.85%          2.95%      3.72%      3.97%
Portfolio turnover rate                                                   44%            43%            81%        41%        28%
Net assets, end of period (in thousands)                          $2,558,262     $2,136,681     $1,644,161   $871,801   $916,182
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer formerly PIM and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                                 0.59%          0.59%          0.58%      0.66%      0.66%
   Net investment income (loss) to average net assets                   2.86%          2.84%          2.95%      3.72%      3.97%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** Beginning with the fiscal year ended June 30, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Bond Fund | Annual Report | 6/30/17

Notes to Financial Statements | 6/30/17

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final

                                 Pioneer Bond Fund | Annual Report | 6/30/17 105

Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements filed with the SEC on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

106 Pioneer Bond Fund | Annual Report | 6/30/17 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Over the counter swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. Amundi Pioneer's formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 107

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as

108 Pioneer Bond Fund | Annual Report | 6/30/17 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At June 30, 2017, the Fund reclassified $13,817,391 to increase undistributed net investment income and $13,817,391 to increase accumulated net realized loss on investments, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     During the year ended June 30, 2017, a capital loss carryforward of $36,810,599 was utilized to offset net realized gains by the Fund.

     At June 30, 2017, the Fund was permitted to carry forward indefinitely $3,027,137 of short-term losses and $7,257,496 in long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     Included in these amounts are $911,824 of short-term losses and $6,019,010 of long-term losses which, as a result of the reorganization with Pioneer Government Income Fund on March 18, 2016 may be subject to limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                     2017                   2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                         $132,660,990           $101,613,304
     Long-term capital gain                            --              7,319,392
     ---------------------------------------------------------------------------
          Total                              $132,660,990           $108,932,696
     ===========================================================================

                                 Pioneer Bond Fund | Annual Report | 6/30/17 109

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2017:

     ----------------------------------------------------------------------------
                                                                            2017
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $10,166,400
     Capital Loss Carryforward                                        (6,870,781)
     Capital Loss Carryforward Limited                                (3,413,852)
     Current year dividends payable                                   (2,189,906)
     Net unrealized appreciation                                      30,101,029
     ----------------------------------------------------------------------------
          Total                                                      $27,792,890
     ============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc.
     (PFD), the principal underwriter for the Fund, earned $63,843 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2017.

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

110 Pioneer Bond Fund | Annual Report | 6/30/17

F.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 111

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2017 was $4,400,450 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended June 30, 2017 was $(514,754,217).

112 Pioneer Bond Fund | Annual Report | 6/30/17

     At June 30, 2017, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                              Number of
                                              Contracts                              Unrealized
                                              Long/      Settlement                  Appreciation/
     Description                Counterparty  (Short)    Month       Value           (Depreciation)
     ----------------------------------------------------------------------------------------------
     U.S. Long Bond (CBOT)      Citibank NA     599      9/17        $  92,058,813   $   809,496
     U.S. Ultra Bond (CBOT)     Citibank NA     576      9/17           95,544,000     1,717,508
     U.S. 10 Year Ultra
        Bond (CBOT)             Citibank NA      173     9/17           23,322,563      (162,149)
     U.S. 10 Year Note (CBOT)   Citibank NA   (6,171)    9/17         (774,653,345)      533,150
     U.S. 2 Year Note (CBOT)    Citibank NA      845     9/17          182,612,423      (133,958)
     U.S. 5 Year Note (CBOT)    Citibank NA     (420)    9/17          (49,491,094)       86,264
     ----------------------------------------------------------------------------------------------
       Total                                                         $(430,606,640)  $ 2,850,311
     ==============================================================================================
     CBOT Chicago Board of Trade

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. Amundi Pioneer, formerly PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements at June 30, 2017 are listed at the end of the Schedule of Investments.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a

                                 Pioneer Bond Fund | Annual Report | 6/30/17 113

     U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2017 was $1,760,949 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

114 Pioneer Bond Fund | Annual Report | 6/30/17

     Open credit default swap contracts at June 30, 2017 are listed at the end of Schedule of Investments. The average value of swap contracts open during the year ended June 30, 2017 was $(709,541).

2. Management Agreement

Amundi Pioneer, formerly PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended June 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Fund's average daily net assets.

Amundi Pioneer, formerly PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2019. There can be no assurance that Amundi Pioneer, formerly PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $542,314 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2017, such out-of-pocket expenses by class of shares were as follows:

                                 Pioneer Bond Fund | Annual Report | 6/30/17 115

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $104,626
Class C                                                                    7,039
Class K                                                                    3,622
Class R                                                                       68
Class Y                                                                   74,199
--------------------------------------------------------------------------------
  Total                                                                 $189,554
================================================================================

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays Amundi Pioneer Distributor, Inc., formerly PFD, 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays Amundi Pioneer Distributor, Inc., formerly PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays Amundi Pioneer Distributor, Inc., formerly PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $131,287 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD at June 30, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSC are paid to Amundi Pioneer Distributor, Inc., formerly PFD. For the year ended June 30, 2017, CDSC in the amount of $14,907 were paid to Amundi Pioneer Distributor, Inc., formerly PFD.

116 Pioneer Bond Fund | Annual Report | 6/30/17

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 117

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Fund as of June 30, 2017.

------------------------------------------------------------------------------------------------
              Derivative Assets       Derivatives    Non-Cash     Cash           Net Amount
              Subject to Master       Available for  Collateral   Collateral of  Derivative
Counterparty  Netting Agreement       Offset         Received (a) Received (a)   Assets (b)
------------------------------------------------------------------------------------------------
JP Morgan     $74,007                 $--            $--          $--            $74,007
------------------------------------------------------------------------------------------------
 Total        $74,007                 $--            $--          $--            $74,007
================================================================================================

------------------------------------------------------------------------------------------------
              Derivative Liabilities  Derivatives    Non-Cash     Cash           Net Amount
              Subject to Master       Available for  Collateral   Collateral     of Derivative
Counterparty  Netting Agreement       Offset         Pledged (a)  Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------
JP Morgan     $--                     $--            $--          $--            $--
------------------------------------------------------------------------------------------------
 Total        $--                     $--            $--          $--            $--
================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

118 Pioneer Bond Fund | Annual Report | 6/30/17

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2017 was as follows:

-----------------------------------------------------------------------------------------
                                                          Foreign
Statement of Assets          Interest       Credit        Exchange     Equity   Commodity
and Liabilities              Rate Risk      Risk          Rate Risk    Risk     Risk
-----------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   on futures contracts*     $3,146,419     $       --    $  --        $  --    $  --
 Unrealized appreciation
   on swap contracts                 --         89,159       --           --       --
-----------------------------------------------------------------------------------------
 Total Value                 $3,146,419     $   89,159    $  --        $  --    $  --
=========================================================================================
Liabilities
 Unrealized depreciation
   on futures contracts*     $  296,108     $       --    $  --        $  --    $  --
-----------------------------------------------------------------------------------------
 Total Value                 $  296,108     $       --    $  --        $  --    $  --
=========================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2017 was as follows:

------------------------------------------------------------------------------------------
                                                            Foreign
                              Interest          Credit      Exchange     Equity  Commodity
Statement of Operations       Rate Risk         Risk        Rate Risk    Risk    Risk
------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts            $ 7,898,018       $      --   $   --       $ --    $ --
 Swap contracts                        --        (376,713)      --         --      --
------------------------------------------------------------------------------------------
 Total Value                  $ 7,898,018       $(376,713)  $   --       $ --    $ --
==========================================================================================
Change in net
unrealized appreciation
(depreciation) on
 Futures contracts            $20,153,109       $     --    $   --       $ --    $ --
 Swap contracts                        --         89,159        --         --      --
------------------------------------------------------------------------------------------
 Total Value                  $20,153,109       $ 89,159    $   --       $ --    $ --
==========================================================================================

                                 Pioneer Bond Fund | Annual Report | 6/30/17 119

8. Reorganization Information

On March 18, 2016 ("Closing Date"), Pioneer Government Income Fund (the "predecessor fund") was reorganized into the Fund. The purpose of this transaction was to combine two funds (managed by Amundi Pioner, formerly PIM) with similar investment objectives.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y of the predecessor fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $100,781,776 and an identified cost of $96,686,438 at March 18, 2016, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts shows the details of the reorganization as of the Closing
Date:

-----------------------------------------------------------------------------------------------
                            Pioneer Government
                            Income Fund            Pioneer Bond Fund      Pioneer Bond Fund
                            (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-----------------------------------------------------------------------------------------------
Net Assets
Class A                     $ 83,223,137           $1,052,667,521         $1,135,890,658
Class C                       14,846,083              117,661,581            132,507,664
Class K                               --              311,330,352            311,330,352
Class R                               --              146,651,259            146,651,259
Class Y                        5,219,995            1,927,283,548          1,932,503,543
-----------------------------------------------------------------------------------------------
Total Net Assets            $103,289,215           $3,555,594,261         $3,658,883,476
-----------------------------------------------------------------------------------------------
Shares Outstanding
Class A                        8,893,098              109,849,580            118,536,782
Class C                        1,584,984               12,417,206             13,983,248
Class K                               --               32,499,467             32,499,467
Class R                               --               15,165,715             15,165,715
Class Y                          558,355              203,011,669            203,561,722

--------------------------------------------------------------------------------------------
                                                                           Shares issued
                                                    Exchange Ratio         in reorganization
--------------------------------------------------------------------------------------------
Class A                                             0.9768                 8,687,202
Class C                                             0.9880                 1,566,042
Class Y                                             0.9851                   550,053

-------------------------------------------------------------------------------------------------
                                                    Unrealized
                                                    Appreciation on        Accumulated Gain
                                                    Closing Date           (Loss) on Closing Date
-------------------------------------------------------------------------------------------------
Fund                                                $11,796,814            $      818,031
Predecessor Fund                                      4,095,338                (9,616,481)

120 Pioneer Bond Fund | Annual Report | 6/30/17

Assuming the Reorganization had been completed on July 1, 2015, the pro-forma results of operations for the fiscal year ended June 30, 2016, were as follows:

Net Investment income (loss)                                        $ 95,529,990
Net realized and unrealized gain (loss)                               51,270,329
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $146,800,319
--------------------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

9. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

--------------------------------------------------------------------------------------------
                            For              Against         Abstain        Broker Non-Votes
--------------------------------------------------------------------------------------------
Proposal 1 - To approve     176,463,105.388  3,303,014.855   8,419,304.581  41,911,653.832
a New Management
Agreement with
the Adviser

---------------------------------------------------------------------------------------------
                                                           For                 Withhold
---------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
---------------------------------------------------------------------------------------------
David R. Bock                                              219,918,842.080     10,178,236.576
---------------------------------------------------------------------------------------------
Benjamin M. Friedman                                       221,205,146.818      8,891,931.838
---------------------------------------------------------------------------------------------
Margaret B.W. Graham                                       221,466,338.552      8,630,740.104
---------------------------------------------------------------------------------------------
Lisa M. Jones                                              221,614,158.850      8,482,919.806
---------------------------------------------------------------------------------------------
Lorraine H. Monchak                                        221,623,949.919      8,473,128.737
---------------------------------------------------------------------------------------------
Thomas J. Perna                                            220,511,437.487      9,585,641.169
---------------------------------------------------------------------------------------------
Marguerite A. Piret                                        221,593,789.365      8,503,289.291
---------------------------------------------------------------------------------------------
Fred J. Ricciardi                                          221,476,848.042      8,620,230.614
---------------------------------------------------------------------------------------------
Kenneth J. Taubes                                          221,482,103.491      8,614,975.165
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                            For              Against         Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------
Proposal 3 - To convert     132,388,077.580  44,465,093.788  11,332,235.426  41,911,671.862
investment objective(s)
from fundamental
to non-fundamental
Proposal 4 - To change      160,531,894.163  15,794,355.899  11,859,164.711  41,911,663.882
Pioneer Bond Fund's
investment objectives

                                 Pioneer Bond Fund | Annual Report | 6/30/17 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2016 and the financial highlights for periods ended June 30, 2014, June 30, 2015 and June 30, 2016 were audited by another independent registered public accounting firm whose report, dated August 25, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended June 30, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 25, 2017

122 Pioneer Bond Fund | Annual Report | 6/30/17

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended June 30, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended June 30, 2017.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 123

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 79.80%.

124 Pioneer Bond Fund | Annual Report | 6/30/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's investment management agreement with PIM (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of

                                 Pioneer Bond Fund | Annual Report | 6/30/17 125
the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital

126 Pioneer Bond Fund | Annual Report | 6/30/17 structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New

                                 Pioneer Bond Fund | Annual Report | 6/30/17 127

Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services.

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

128 Pioneer Bond Fund | Annual Report | 6/30/17

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund.

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 129

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses.

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other

130 Pioneer Bond Fund | Annual Report | 6/30/17 client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability.

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale.

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 131

Other Benefits.

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion.

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

132 Pioneer Bond Fund | Annual Report | 6/30/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc., formerly
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 133

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.      Private investor (2004 - 2008 and 2013 -   Director, Broadridge Financial
Chairman of the Board          Serves until a           present); Chairman (2008 - 2013) and       Solutions, Inc. (investor
and Trustee                    successor trustee is     Chief Executive Officer (2008 - 2012),     communications and securities
                               elected or earlier       Quadriserv, Inc. (technology products      processing provider for
                               retirement or removal.   for securities lending industry); and      financial services industry)
                                                        Senior Executive Vice President, The       (2009 - present); Director,
                                                        Bank of New York (financial and            Quadriserv, Inc. (2005 -
                                                        securities services) (1986 - 2004)         2013); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - 2015)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Trustee since 2005.      Managing Partner, Federal City Capital     Director of New York Mortgage
Trustee                        Serves until a           Advisors (corporate advisory services      Trust (publicly-traded
                               successor trustee is     company) (1997 - 2004 and 2008 -           mortgage REIT) (2004 - 2009,
                               elected or earlier       present); Interim Chief Executive          2012 - present); Director of
                               retirement or removal.   Officer, Oxford Analytica, Inc.            The Swiss Helvetia Fund, Inc.
                                                        (privately held research and consulting    (closed-end fund) (2010 -
                                                        company) (2010); Executive Vice            present); Director of Oxford
                                                        President and Chief Financial Officer,     Analytica, Inc. (2008 -
                                                        I-trax, Inc. (publicly traded health       present); and Director of
                                                        care services company) (2004 - 2007);      Enterprise Community
                                                        and Executive Vice President and Chief     Investment, Inc.
                                                        Financial Officer, Pedestal Inc.           (privately-held affordable
                                                        (internet-based mortgage trading           housing finance company) (1985
                                                        company) (2000 - 2002); Private            - 2010)
                                                        Consultant (1995 - 1997); Managing
                                                        Director, Lehman Brothers (1992 - 1995);
                                                        Executive, The World Bank (1979 - 1992)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Trustee since 2008.      William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                        Serves until a           Political Economy, Harvard University      Funds Investment Trust and
                               successor trustee is     (1972 - present)                           Mellon Institutional Funds
                               elected or earlier                                                  Master Portfolio (oversaw 17
                               retirement or removal.                                              portfolios in fund complex)
                                                                                                   (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------

134 Pioneer Bond Fund | Annual Report | 6/30/17

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)      Trustee since 1996.      Founding Director, Vice-President and      None
Trustee                        Serves until a           Corporate Secretary, The Winthrop Group,
                               successor trustee is     Inc. (consulting firm) (1982 - present);
                               elected or earlier       Desautels Faculty of Management, McGill
                               retirement or removal.   University (1999 - present); and Manager
                                                        of Research Operations and
                                                        Organizational Learning, Xerox PARC,
                                                        Xerox's advance research center
                                                        (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)       Trustee since 2017.      Chief Investment Officer, 1199 SEIU        None
Trustee                        (Advisory Trustee from   Funds (healthcare workers union pension
                               2014 - 2017) Serves      funds) (2001 - present); Vice President
                               until a successor        - International Investments Group,
                               trustee is elected or    American International Group, Inc.
                               earlier retirement or    (insurance company) (1993 - 2001); Vice
                               removal.                 President Corporate Finance and Treasury
                                                        Group, Citibank, N.A.(1980 - 1986 and
                                                        1990 - 1993); Vice President -
                                                        Asset/Liability Management Group,
                                                        Federal Farm Funding Corporation
                                                        (government-sponsored issuer of debt
                                                        securities) (1988 - 1990); Mortgage
                                                        Strategies Group, Shearson Lehman
                                                        Hutton, Inc. (investment bank) (1987 -
                                                        1988); Mortgage Strategies Group, Drexel
                                                        Burnham Lambert, Ltd. (investment bank)
                                                        (1986 - 1987)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)       Trustee since 1996.      President and Chief Executive Officer,     Director of New America High
Trustee                        Serves until a           Newbury Piret Company (investment          Income Fund, Inc. (closed-end
                               successor trustee is     banking firm) (1981 - present)             investment company) (2004 -
                               elected or earlier                                                  present); and Member, Board of
                               retirement or removal.                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)         Trustee since 2014.      Consultant (investment company services)   None
Trustee                        Serves until a           (2012 - present); Executive Vice
                               successor trustee is     President, BNY Mellon (financial and
                               elected or earlier       investment company services) (1969 -
                               retirement or removal.   2012); Director, BNY International
                                                        Financing Corp. (financial services)
                                                        (2002 - 2012); Director, Mellon Overseas
                                                        Investment Corp. (financial services)
                                                        (2009 - 2012)
---------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/17 135

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*            Trustee since 2017.      Chair, Director, CEO and President of      None
Trustee, President and Chief   Serves until a           Amundi Pioneer Asset Management USA,
Executive Officer              successor trustee is     Inc. (since September 2014); Chair,
                               elected or earlier       Director and CEO of Amundi Pioneer Asset
                               retirement or removal    Management, Inc. (since September 2014);
                                                        Chair, Director and CEO of Amundi
                                                        Pioneer Distributor, Inc. (since
                                                        September 2014); Chair, Director, CEO
                                                        and President of Amundi Pioneer
                                                        Institutional Asset Management, Inc.
                                                        (since September 2014); Managing
                                                        Director, Morgan Stanley Investment
                                                        Management (2010 - 2013); Director of
                                                        Institutional Business, CEO of
                                                        International, Eaton Vance Management
                                                        (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*        Trustee since 2014.      Director and Executive Vice President      None
Trustee                        Serves until a           (since 2008) and Chief Investment
                               successor trustee is     Officer, U.S. (since 2010) of Amundi
                               elected or earlier       Pioneer Asset Management USA, Inc.;
                               retirement or removal    Executive Vice President and Chief
                                                        Investment Officer, U.S. of Amundi
                                                        Pioneer (since 2008); Executive Vice
                                                        President of Amundi Pioneer
                                                        Institutional Asset Management, Inc.
                                                        (since 2009); Portfolio Manager of
                                                        Amundi Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

136 Pioneer Bond Fund | Annual Report | 6/30/17

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)     Since 2010.              Vice President and Associate General       None
Secretary and Chief            Serves at the            Counsel of Amundi Pioneer since January
Legal Officer                  discretion of the        2008; Secretary and Chief Legal Officer
                               Board                    of all of the Pioneer Funds since June
                                                        2010; Assistant Secretary of all of the
                                                        Pioneer Funds from September 2003 to May
                                                        2010; Vice President and Senior Counsel
                                                        of Amundi Pioneer from July 2002 to
                                                        December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)         Since 2010.              Fund Governance Director of Amundi         None
Assistant Secretary            Serves at the            Pioneer since December 2006 and
                               discretion of the        Assistant Secretary of all the Pioneer
                               Board                    Funds since June 2010; Manager - Fund
                                                        Governance of Amundi Pioneer from
                                                        December 2003 to November 2006; and
                                                        Senior Paralegal of Amundi Pioneer from
                                                        January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)              Since 2010.              Senior Counsel of Amundi Pioneer since     None
Assistant Secretary            Serves at the            May 2013 and Assistant Secretary of all
                               discretion of the        the Pioneer Funds since June 2010;
                               Board                    Counsel of Amundi Pioneer from June 2007
                                                        to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)           Since 2008.              Vice President - Fund Treasury of Amundi   None
Treasurer and Chief            Serves at the            Pioneer; Treasurer of all of the Pioneer
Financial and Accounting       discretion of the        Funds since March 2008; Deputy Treasurer
Officer                        Board                    of Amundi Pioneer from March 2004 to
                                                        February 2008; and Assistant Treasurer
                                                        of all of the Pioneer Funds from March
                                                        2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2000.              Director - Fund Treasury of Amundi         None
Assistant Treasurer            Serves at the            Pioneer; and Assistant Treasurer of all
                               discretion of the        of the Pioneer Funds
                               Board
---------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/17 137

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002.              Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer            Serves at the            of Amundi Pioneer; and Assistant
                               discretion of the        Treasurer of all of the Pioneer Funds
                               Board
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)          Since 2009.              Fund Administration Manager - Fund         None
Assistant Treasurer            Serves at the            Treasury of Amundi Pioneer since
                               discretion of the        November 2008; Assistant Treasurer of
                               Board                    all of the Pioneer Funds since January
                                                        2009; Client Service Manager -
                                                        Institutional Investor Services at State
                                                        Street Bank from March 2003 to March
                                                        2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010.              Chief Compliance Officer of Amundi         None
Chief Compliance Officer       Serves at the            Pioneer and of all the Pioneer Funds
                               discretion of the        since March 2010; Chief Compliance
                               Board                    Officer of Amundi Pioneer Institutional
                                                        Asset Management, Inc. since January
                                                        2012; Chief Compliance Officer of
                                                        Vanderbilt Capital Advisors, LLC since
                                                        July 2012: Director of Adviser and
                                                        Portfolio Compliance at Amundi Pioneer
                                                        since October 2005; Senior Compliance
                                                        Officer for Columbia Management
                                                        Advisers, Inc. from October 2003 to
                                                        October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006.              Director - Transfer Agency Compliance of   None
Anti-Money                     Serves at the            Amundi Pioneer and Anti-Money Laundering
Laundering Officer             discretion of the        Officer of all the Pioneer Funds since
                               Board                    2006
---------------------------------------------------------------------------------------------------------------------------------

138 Pioneer Bond Fund | Annual Report | 6/30/17

                          This page is for your notes.

                                 Pioneer Bond Fund | Annual Report | 6/30/17 139

                          This page is for your notes.

140 Pioneer Bond Fund | Annual Report | 6/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19398-11-0817

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $45,000 payable to Ernst & Young LLP for the year ended
June 30, 2017 and $62,185 to Deloitte & Touche LLP for the year ended June 30, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
June 30, 2017 and $8,778 to Deloitte & Touche LLP for the year ended June 30, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,155 payable to Ernst & Young LLP for the year ended
June 30, 2017 and $8,778 to Deloitte & Touche LLP for the year ended June 30, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2017

* Print the name and title of each signing officer under his or her signature.